As filed with the Securities and Exchange Commission on June 5, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2013 – March 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

ANNUAL REPORT

MARCH 31, 2014

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of March 31, 2014, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the “Fund”) for the 12 month period ended March 31, 2014 (the “Period”). The Fund (Institutional Shares) returned -2.05% for the Period, versus 21.86% for the S&P 500 Index (“S&P 500”) and 4.63% for the HFRX Global Hedge Fund Index.

Fund performance over the last year was a result of having defensive overall positioning. Fund assets were allocated to target very low net exposures. Fund beta to equity indices, bond indices, and hedge fund indices was purposely low and, at times, negative.

The Fund has been positioned defensively based on the belief that low economic growth globally and low cash flow/earnings growth for companies should result in an environment best suited for fundamental stock/bond pickers and those focused on avoiding risk. Instead, low economic growth, low earnings growth, valuation, and fundamentals as a whole seemed to have been mostly ignored during the year. Macro investing, speculation, and, ultimately, momentum seem to have dominated asset prices. The Fund was geared towards fundamentals in a year when fundamentals didn’t seem to matter very much. We firmly believe that long-term equity market valuations are double historical averages and at levels that have only been met 3 other times in history: 1929, 2000, and 2007. Periods of highly correlated, short-term equity rallies in over-valued markets have not been kind to investors.  As such, positioning the Fund to participate in such rallies would put it at risk of failing to achieve its objectives of avoiding large drawdowns and permanent loss of capital. These points are further analyzed in the philosophy and outlook section of this letter.

The Fund is designed with a high degree of flexibility to take a patient and conservative stance if we see the potential for significant losses in financial markets. The willingness and discipline to hedge and/or vary capital at risk to a substantial degree is just one thing that we believe separates the Fund from most mutual funds and many hedge funds.  We believe investors, like the Fund, who are concerned about long-term diversification will ultimately be greatly rewarded for their patience.

We currently allocate the Fund’s assets to eleven subadvisers (managers) that utilize twelve strategies. As of March 31, 2014, we allocated approximately 98% of the Fund’s assets; the remaining 2% was held in cash for future allocations and rebalancing. Allocations to manager strategies were highly focused as of the Period end. The top five manager allocations made up almost 75% of Fund assets. The largest allocation to a single manager strategy was approximately 18% and the smallest was approximately 1%.

While conservative overall, the Fund has had significant long and short exposures. These exposures are achieved through a mix of equity, credit (or fixed income), and arbitrage strategies. It is important to note that we do not allocate to fill a strategy bucket.  We view each manager strategy as unique and vary the Fund’s allocations to achieve its objective of providing risk-adjusted performance. Equity, credit, and arbitrage strategies are currently the predominant Fund exposures; however, it is likely that the Fund will have different exposures over time as manager positions evolve.

Convertible arbitrage strategies made up approximately 20% of Fund assets as of March 31st. This included a mix of hedged income, credit, and volatility trading designed to generate moderate but consistent returns in the current environment. During the Period, these strategies generated single low digit returns on a net basis.

Credit strategies made up approximately 12% of Fund assets as of March 31st. This area is largely focused on asset-backed and non-agency residential mortgage backed securities. The Fund had very little corporate credit exposure given a lack of distressed securities and the fact that bond yields are near all-time lows. During the Period, these strategies generated returns in the high single digits.

Allocations to equity related strategies made up approximately 63% of Fund assets as of March 31st. This included long/short strategies, opportunistic equity strategies, special situations strategies, and a portfolio hedge. During the Period, these strategies produced a small aggregate loss in the low single digits. Over the past year, this group had a balance of both long and short positions. At times, the mix was even net short. The long equity

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

portfolio is largely made up of large-cap companies within consumer staples, health care, and (legacy) technology companies. These are companies with strong brand names and competitive advantages. The short equity portfolio is largely made up of small-cap, cyclical, and financial companies (specifically those in Europe & Asia). These are companies that are trading at high valuations and/or are dependent on a high level of economic growth.

The biggest challenge to Fund performance has been on the short side. During the period, the Fund’s long investments have performed consistent with our expectations, but below market levels due to the factors that have dominated asset prices noted above. The Fund has maintained a significant amount of short equity exposure, including short equity market futures, in large part because that is where we believe the largest mis-pricings to exist.  This is similar to the approach we took leading up to 2008. However, back then roughly 30% of the Fund’s assets were allocated to equity market neutral strategies with an additional 15% allocated to opportunistic long strategies that were hedged using an overlay strategy.  Currently, we have removed all of our market neutral strategies and instead have increased our allocations to concentrated opportunistic long strategies (stock pickers) that we manage using an equity market futures overlay strategy. We believe the Fund’s current positioning creates a similar overall net exposure to the concentrated opportunistic long strategies group as it had in 2008.  The reason for this approach is that market neutral strategies are highly static and performance has not met our expectations due to crowded, quantitative positioning and low interest rates.  Instead, we believe exposures that are more dynamic and fundamentally driven provide the Fund with a more asymmetric risk profile focused around valuation arbitrage and added liquidity.

With respect to the overlay strategy, during periods of excessive over-valuation or under-valuation in markets, we may utilize futures positions or other securities to provide added long exposure (under-valued markets) or short exposure (over-valued markets). This may result in the Fund having slightly more or less net exposure than usual, including the potential for certain areas of the Fund to have a slight net short bias which could have a negative or positive impact on performance when segments of the market are extremely overvalued or undervalued. Overall the Fund has a positive net exposure although it had a slight net short bias in equity sensitive investments as of March 31, 2014.

Additionally, the Fund has added allocations to several new managers that also have more flexibility to vary their net exposures between defensive (more short), or aggressive (more long).  Those managers are also currently positioned defensively.  The difference in the Fund’s performance during the Period vs. prior periods of defensive positioning is the lack of divergence in prices of companies with positive vs. negative fundamentals.  The recent share price appreciation of many of the companies in the Fund’s short portfolio makes little sense to us given the multitude of data points that historically would have sent prices lower, e.g. missed revenue/earnings targets, negative guidance, and low or flat or negative earnings growth.  However, we believe these divergences are likely to correct over the completion of the current market cycle and the Fund’s performance will likely benefit.

Going forward, we could throw in the towel and cut the Fund’s short exposure in hopes of generating slightly better short term results. Many hedge funds appear to have done just that. Yet doing so would run counter to our investment philosophy and everything that has allowed the Fund to achieve its objectives since its inception.  Thus, we remain steadfast in our disciplined approach which we believe will produce solid risk-adjusted performance over a full market cycle.

The Fund’s overall positioning is not meant to express a one-way directional bet on the markets. We believe it is designed to benefit from a convergence in price and valuation and between the long and short exposures. We believe this convergence will be driven by a renewed focus on asset-specific or company-specific fundamentals versus the focus on market momentum which seems to have driven market performance more recently.

It has been disappointing to watch the price and valuation gap between long and short positions widen over the last year. This is especially true considering many of the underlying fundamentals (low economic growth, low earnings growth and valuation) played out the way we thought they would. Given the foregoing, however, we are more excited about the portfolio. We believe that the potential for both absolute and relative performance is greater now than a year ago.  We also expect the current lineup of managers to provide the Fund with added

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

flexibility and a larger range of net exposures.  This would include a much more aggressive profile and higher net exposure should equity and credit market volatility pick up and valuations move closer to historical averages.

Philosophy and Outlook

One of our Subadviser’s portfolio managers, Robert Mark, recently wrote a quarterly letter highlighting how “groupthink” has caused many a seasoned professional to follow each other off a cliff toward bad decisions. Many studies have been done over the years illustrating how group pressure can alter opinion or even obvious facts.  Robert highlights one study in particular by Solomon Asch, a social psychologist, who was well known for conformity experiments.  In 1951, Asch brought together a group of students in a study and asked them to solve a set of problems.  These were simple problems with obvious answers, such as whether or not two lines were the same length. However, several of the students were actors hired by Asch and their job was to purposely give the wrong answers in front of their peers to see if it would sway the students’ opinions.  Asch repeated the study with varying numbers of actor-students calling out the wrong answers.  As a result, just one in four of the students consistently gave the right answer when their acting peers disagreed with them.

When everyone around gives an obviously wrong answer, many people tend to second-guess themselves for fear of embarrassment.  Our natural desire to conform can undermine our rationality.

We believe a similar phenomenon is affecting the investment community, and it’s as though the actor-peers that Solomon Asch used for this studies are influencing the community’s view of the status quo.  In support of our belief we have assembled a modest list of simple yet meaningful facts that are rarely discussed in public by the investing community.  The following items may not be as obvious as whether or not two lines are the same length, but they should give pause to a reasonable person, who possesses a moderate understanding of finance and investing, as to whether the current market environment is divorced from fundamentals.

Corporate Earnings and Valuation:

Global equity operating earnings peaked in 2011, yet the MSCI World Equity Index rose almost 50% from 2011-2013 on no earnings growth.

S&P 500 operating earnings grew a cumulative total of 10% from 2011-2013 (expectations were for 36% growth), yet the index gained almost 55% over that time.

Russell 2000 operating earnings fell nearly 20% from 2011-2013 (expectations were for 100% growth), yet the index gained 60% over that time.  The Russell 2000 operating P/E ratio is near 50 and the GAAP P/E is over 80.  (Note: most published results of the Russell 2000 P/E ratio, such as iShares IWM ETF, now exclude companies with negative earnings and cap all other P/E ratios at 60 in an effort to make the index appear more reasonably valued).

The Shiller cyclically-adjusted P/E ratio of the S&P 500 recently reached 26, a level that has only been met 3 other times in over 130 years of data, 1929, 2000, and 2007; each peak preceded at least a 50% decline in the S&P 500.

Except for the 2000 peak, each of the Price/Sales ratio and Price/EBITDA ratio of the S&P 500 is the highest in history and double the historical average despite historically low growth for revenue and earnings.

Corporate profit margins have always been cyclical and have averaged 6% since 1950.  If the S&P 500 profit margin reverted to 6% and maintained a Price to Earnings ratio of 15, the price of the S&P 500 based on current revenue would be around 1000; at a 7% margin it would be around 1150.  The price of the S&P 500 as of March 31 was 1872.

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

Economic and Macro Data:

China’s banking assets total $25 trillion and represent 33% of all Global GDP, higher than both Japan and the US at their respective bubble peaks.  China credit growth has accounted for more than $15 trillion of the $30 trillion in worldwide credit growth since 2008.  To put this in perspective, US subprime totaled $1.2 trillion.

China and Emerging Markets have been the main drivers of economic growth since 2009. Growth has slowed dramatically since 2010 while debt levels have surged. The latest Markit PMI Index for Emerging Markets signaled near-stagnation conditions bordering on contraction.

45% of global imports flow through China and Emerging Markets compared to only 14% for U.S.

Real U.S. GDP growth was only 1.9% in 2013, which was actually lower than 2012’s growth rate.  The U.S. has been operating with $1 trillion budget deficits augmented by $1 trillion in Fed monetary liquidity to create about $300 billion in annual economic growth.

Despite claims that the U.S. economy is going to reach sustained GDP growth of 3-4%, U.S. real GDP growth has only been 3% or higher in just 2 out of the past 13 years; both of which occurred during the housing bubble.  The average growth rate of the U.S. economy since 1999 has been 1.9%, or right where we are now, even with tremendous stimulus. Q1 2014 GDP growth was near 0%.

Speculative and Miscellaneous concerns

NYSE margin debt is at historic highs and well beyond 2000 and 2007 peaks.  U.S. Covenant Lite and PIK lending have surged well beyond 2006-2007 levels.

Many internet, biotech and technology stocks are trading at 1999 dot.com levels.  Over the past 6 months, 74% of companies doing IPOs have no earnings, the highest level since March 2000.

The Federal Reserve (“Fed”) has said Quantitative Easing helps to keep interest rates low, yet the yield on the U.S. 10-yr note doubled from July 2012 to December 2013.  The Bankrate.com 30-yr mortgage rate rose from 3.4% to 4.5% in 2013.

According to Dallas Fed President Fisher, by the end of QE3 the Fed will hold more than 40% of the mortgage-backed securities (“MBS”) market and almost 25% of outstanding Treasuries.  With the decline in mortgage supply, the Fed’s QE is absorbing 85% of fixed-rate MBS issuance; the fall in net MBS supply is outpacing the taper.

Greece, an economy on the verge of bankruptcy with debt to GDP of 175% and a 27% unemployment rate, recently issued 5-yr bonds with a coupon of 4.75%, and a yield of 4.95%.  Spain’s 5-yr yield has fallen to parity with both US and UK equivalents (Spanish GDP has not recovered and growth has been negative, unemployment is over 25%, house prices are down 30% and loan delinquencies are over 13%).

The correlation of the HFRI Equity Hedge Index to the Russell 2000 is 90%.  The correlation of the HFRI Fund of Funds Index to the S&P 500 is over 80%.  Both indices have become more sensitive to equity market beta as the market has become more expensive.

We believe the above facts are very important.  There’s no need to defend or object to them because they are basic facts (although we are sure readers will be surprised by many of them).  Yet, despite these facts, investor sentiment appears to be uniformly bullish.  Overall, however, we believe financial markets have spent the past couple of years discounting a future economic and earnings environment that remains unfulfilled and may now be well out of reach.  As suggested above, in our view it’s not a stretch to place fair value on the S&P 500 around 1000.  That doesn’t mean the market needs to drop there immediately, but we believe it does mean that the market has already priced in an incredible future scenario.

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

We continue to be amazed by the counterintuitive desire to go long risk in overvalued markets, yet shun risk when markets are undervalued; for so-called “hedge” funds to be doing this is extraordinary.  Not only do we see investor preference for risky assets, investors are choosing investments, including higher-beta hedge funds, which have been highly correlated with a market advance devoid of fundamental reasoning.  In effect, investors are choosing the highest point in the market cycle to take on aggressive allocations after avoiding aggressive tactics near the low point of the market cycle.  From our point of view, this can only be explained by the fear of non-conformity.   We view this environment, in which markets are heavily influenced by central bank determinations and QE inspirations, as very fragile and ultimately unsustainable.

Along with other well respected investment managers, we believe in order to achieve investment success over time you must be able to take on non-consensus and sometimes uncomfortable ideas. Most money managers and asset allocators never need to worry about “looking” wrong because they are either passive or they hug a benchmark.  Unfortunately for their investors, not looking wrong has absolutely nothing to do with investment risk or avoiding large losses.  This ultimately defines our willingness to be uncomfortable and not take the same actions as everyone else.  Understanding that the financial industry is currently built on conformity vs. rationality gives us tremendous optimism. The short term periods when are Fund zigs and the overall market zags is exactly what is required for diversification to work over a full market cycle.  When the reverse is true, as it has been in the past, our Fund’s performance will likely provide returns that are equally impressive.  Given the very high correlations of both traditional and alternative investments to equity markets, we believe the Fund may be one of a very few things in a portfolio that provide real and meaningful diversification.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

Sources:
St. James Investment Company LLC, Bloomberg, Zero Hedge, Dallas Federal Reserve, yale.edu/shiller, Federal Reserve Bank of St. Louis, iShares.com, Longhorn Capital, U.S. Treasury, Wall Street Journal

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ABSOLUTE OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

Dear Shareholder,

We are pleased to present the annual report for the Absolute Opportunities Fund (the “Fund”) for the year ended March 31, 2014 (the “Period”). As a reminder, the Fund was created to access a concentrated number of market inefficiencies and securities mis-pricings and is designed to complement the Absolute Strategies Fund. Many of the Fund’s positions are catalyst or event driven and, at times, may include highly contrarian investments. As such, the Fund is not intended to perform in line with other asset classes. The Fund returned -5.16% over the Period versus 21.86% for the S&P 500 Index and 4.63% for the HFRX Global Hedge Fund Index.

Fund performance over the last year was a result of having significant short exposure during a time when equity and credit (or fixed income) markets went up despite a multitude of data points that historically would have sent prices lower, e.g. missed revenue/earnings targets, negative guidance, low or flat or negative earnings growth. The Fund’s short credit instruments experienced a negative carry, which was largely responsible for the Fund’s loss. We believe the Fund’s long investments performed quite well, however, due to the low beta nature of the Fund’s long portfolio, returns were less than market indices.

To best understand Fund performance and Fund exposures, we believe it is helpful to think of the Fund as having experienced two distinct periods over its history.

2008 (Inception) - 2011

We designed the Fund in early 2008 based on the premise that financial markets were likely to experience some kind of distressed credit environment.  The Fund’s original investment manager (“Subadviser”) line-up was geared toward managers with particular expertise in distressed debt, special situations (re-capitalizations, re-organizations), and investing in highly leveraged companies based on in-depth analyses of their capital structures.
The Fund also included Subadvisers whose strategies could take advantage of expected equity market volatility.

That distressed environment did materialize for a period of time and the Fund took advantage of a number of opportunities in both the equity and credit markets while many other managers of “alternative” strategies appeared to be sitting on the sidelines.  Most of these opportunities occurred on the long side, resulting in strong performance from inception in October of 2008 through December of 2011 with the Fund returning 29.81% versus 11.47% and 1.21% for the S&P 500 Index and the HFRX Global Hedge Fund Index, respectively. The Fund’s beta to the S&P 500 during that period was just 0.15 highlighting the unique nature of the Fund’s returns.

2012 - Present

This period represents a much different market environment. By 2011, we believe it was clear that a combination of government stimulus (monetary & fiscal) and accounting rule changes effectively ended the distressed cycle much earlier than would have otherwise occurred.  Many debts were refinanced, amended, and/or extended rather than being allowed to default. As a result, we were forced us to re-think the Fund’s roster of Subadvisers and shift Fund allocations to achieve what we believe to be a more balanced long and short positioning.

During 2012 – 2013, the Fund did not have a significant long bias and we found it difficult to generate meaningful performance for the Fund. In those years, high beta was rewarded and short exposures were punished. In fact, short exposures suffered despite deteriorating fundamentals for many companies.

Recently we have chosen to maintain that balance of long and short investments rather than throw in the towel on the short side. Indeed, we believe that the largest mis-pricings in the Fund at this point, and therefore the most attractive opportunities, are in the Fund’s short investments.   Thus, we think the Fund’s collection of longs and shorts represents a highly unique portfolio that has the ability to generate solid risk-adjusted performance over the next few years without relying on market beta.

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ABSOLUTE OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS MARCH 31, 2014

The Fund’s long investments are largely made up of a concentrated group of special situations equities (selected by Pine Cobble Capital & Sabal Capital). Special situations in which companies may find themselves include those that are a result of a capital structure change (e.g. spin-off), a company operational change (e.g. MLP conversion). A misunderstood company with a unique business prospect (e.g. new product launch) may also be considered a special situations company. Such special situation companies tend to be lower beta investments that don’t necessarily track the equity markets in up or down periods.

The Fund’s short investment strategies are largely dominated by a short-biased investment grade credit strategy (implemented by LakeWater Capital). The Fund also achieves short exposure through an equity market futures overlay strategy. The short-biased investment grade credit strategy has been discussed at length in previous commentaries. As a reminder, it is focused on a highly concentrated group of positions where LakeWater Capital believes there is a mismatch between the credit spread and balance sheet risk of an issuer company.  The Fund’s allocation to this strategy has increased significantly over the past few years as credit spreads have narrowed despite balance sheet risk actually going up in some cases. Simply put, we’ve increased the allocation as these mismatches have grown. With respect to the overlay strategy, during periods of excessive over-valuation or under-valuation in markets, we may utilize futures positions or other securities to provide added long exposure (under-valued markets) or short exposure (over-valued markets). This may result in the Fund having slightly more or less net exposure than usual, including the potential for certain areas of the Fund to have a slight net short bias which could have a negative or positive impact on performance when segments of the market are extremely overvalued or undervalued. The Fund currently has a slight net short bias in equity sensitive investments. The Fund also utilizes a long/short strategy (managed by Harvest Capital) focused on agricultural related companies. We think this strategy is attractive because of longer-term secular tailwinds that we believe will propel the agriculture industry and because near-term supply chain dynamics create shorter-term dislocations. Again, this is a lower beta strategy that we believe will do well over time but not necessarily keep up with rising equity markets.

We continue to look for ways to improve Fund exposures and performance. As always, our analysis will be based on an investment approach of sourcing mis-priced securities, long and short. It won’t be based on momentum or guessing on market direction or simply on what worked over the last 6 or 12 months.

As a result, our approach will likely lead the Fund to have performance that looks very different from many other investment funds. At times that may appear great. At times that may feel disappointing. Over a long period of time, however, we believe the Fund will generate solid risk-adjusted returns and help diversify investor portfolios.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

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ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific.  The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Institutional Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Return as of 03/31/14	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund - Institutional Shares	-2.05%	5.12%	2.44%
S&P 500 Index	21.86%	21.16%	7.15%
Barclays Capital U.S. Aggregate Bond Index	-0.10%	4.80%	4.77%
HFRX Global Hedge Fund Index	4.63%	3.82%	1.04%
MSCI World Index	19.07%	18.28%	6.26%

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ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

Comparison of Change in Value of a $250,000 Investment
R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Return as of 03/31/14	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund - R Shares	-2.05%	4.66%	2.02%
S&P 500 Index	21.86%	21.16%	7.15%
Barclays Capital U.S. Aggregate Bond Index	-0.10%	4.80%	4.77%
HFRX Global Hedge Fund Index	4.63%	3.82%	1.04%
MSCI World Index	19.07%	18.28%	6.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.47% and 2.87%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratios would be 1.74% and 2.14% for Institutional Shares and R Shares, respectively. However, the Fund's adviser has agreed to contractually reduce its advisory fee to 1.55% on average net assets exceeding $4.5 billion but less than $5 billion and to 1.50% on the average net assets exeeeding $5 billion through July 31, 2015. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

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ABSOLUTE OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index ("S&P 500"), HFRX Global Hedge Fund Index ("HFRX"), and the MSCI World Index ("MSCI World"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including thet United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Opportunities Fund vs. S&P 500 Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Return as of 03/31/14	One Year	Five Years	Commencement of Investment Operations 10/21/08
Absolute Opportunites Fund - Institutional Shares	-5.16%	3.14%	3.98%
S&P 500 Index	21.86%	21.16%	15.71%
HFRX Global Hedge Fund Index	4.63%	3.82%	2.28%
MSCI World Index	19.07%	18.28%	12.94%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 4.00%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio would be 3.01%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses to limit total annual operating expenses to 1.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), for the period January 1, 2014 to August 1, 2015. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2014

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	37.6%
Asset Backed Obligations	6.5%
Corporate Convertible Bonds	17.7%
Corporate Non-Convertible Bonds	2.6%
Exchange Traded Notes	0.0%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.1%
Municipal Bonds	0.5%
Municipal Demand Notes	0.1%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	1.0%
Rights	0.0%
Investment Companies	9.1%
Short-Term Investments	0.3%
Purchased Options	1.6%
Short Positions
Equity Securities	-27.6%
Investment Companies	-1.5%
Written Options	-1.1%
Other Assets less Liabilities*	53.0%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 40.1% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	17.1%	20.8%
Consumer Staples	22.1%	5.1%
Energy	9.1%	2.2%
Financial	16.7%	30.3%
Healthcare	7.7%	2.9%
Industrial	5.4%	20.6%
Information Technology	11.1%	9.8%
Materials	3.7%	4.3%
Telecommunication Services	6.9%	4.0%
Utilities	0.2%	0.0%
	100.0%	100.0%

11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
Long Positions - 77.2%			Energy - 3.1%
Equity Securities - 37.6%			225,000	Apache Corp.	$18,663,750
Common Stock - 36.6%			60,000	ConocoPhillips	4,221,000
Consumer Discretionary - 6.4%			8,692	Continental Resources, Inc. (a)	1,080,155
40,000	Apollo Education Group, Inc. (a)	$1,369,600	406,200	Enbridge, Inc.	18,486,162
186,700	Bed Bath & Beyond, Inc. (a)(b)(c)(d)	12,844,960	168,000	Ensco PLC, Class A	8,867,040
158,300	CarMax, Inc. (a)(b)(c)(d)	7,408,440	120,000	Exxon Mobil Corp.	11,721,600
147,500	Coach, Inc. (b)(c)(d)	7,324,850	106,000	National Oilwell Varco, Inc.	8,254,220
309,500	CVS Caremark Corp. (b)(c)(d)	23,169,170	61,519	Ocean Rig UDW, Inc. (a)(b)	1,094,423
152,600	DIRECTV (a)(b)(c)(d)	11,661,692	400,000	Spectra Energy Corp.	14,776,000
4,346	Dunkin' Brands Group, Inc.	218,082			87,164,350
100,000	eBay, Inc. (a)	5,524,000
78,212	General Motors Co. (c)(d)	2,692,057	Financial - 5.9%
7,704	Google, Inc., Class A (a)(b)(c)(d)	8,586,185	1,135	Affiliated Managers Group, Inc. (a)(b)	227,057
16,974	Hanesbrands, Inc. (b)	1,298,172	80,000	American Express Co. (b)(c)(d)	7,202,400
581,400	Hertz Global Holdings, Inc. (a)(b)(c)(d)	15,488,496	266,900	American International Group, Inc. (b)(c)(d)	13,347,669
242,800	Kohl's Corp. (b)(c)(d)	13,791,040	52,100	Aon PLC (b)	4,390,988
4,346	Las Vegas Sands Corp.	351,070	83,400	Bancorp, Inc. (a)	1,568,754
38,000	McDonald's Corp. (b)	3,725,140	601,300	Bank of America Corp. (b)(c)(d)	10,342,360
8,692	MGM Resorts International (a)	224,775	50	Berkshire Hathaway, Inc., Class A (a)(b)	9,367,505
633,588	Office Depot, Inc. (a)(b)	2,616,718	171,700	Berkshire Hathaway, Inc., Class B (a)(b)(c)(d)	21,457,349
184,200	Target Corp. (b)(c)(d)	11,145,942	13,037	Blackstone Group LP	433,480
5,215	Tesla Motors, Inc. (a)	1,087,067	276,352	DFC Global Corp. (a)(b)	2,440,188
21,730	The Goodyear Tire & Rubber Co.	567,805	470	Fairfax Financial Holdings, Ltd.	203,557
72,300	The Walt Disney Co. (b)(c)(d)	5,789,061	214,600	JPMorgan Chase & Co. (b)(c)(d)	13,028,366
100,000	Viacom, Inc., Class B	8,499,000	354,700	Leucadia National Corp. (b)	9,931,600
239,800	Walgreen Co. (b)(c)(d)	15,833,994	189,700	Ocwen Financial Corp. (a)	7,432,446
202,200	Wal-Mart Stores, Inc. (b)(c)(d)	15,454,146	34,856	Rayonier, Inc. REIT (b)	1,600,239
60,500	Weight Watchers International, Inc. (b)(c)(d)	1,242,670	150,000	Resource America, Inc., Class A	1,285,500
1,738	Wynn Resorts, Ltd.	386,097	30,421	Square 1 Financial, Inc. (a)	611,462
		178,300,229	588,100	The Bank of New York Mellon Corp. (b)(c)(d)	20,754,049
			72,500	The Travelers Cos., Inc. (b)	6,169,750
Consumer Staples - 8.2%			266,750	Wells Fargo & Co. (b)(c)(d)	13,268,145
102,000	Aggreko PLC	2,578,560	420,000	WR Berkley Corp.	17,480,400
317,500	Avon Products, Inc.	4,648,200			162,543,264
70,000	Campbell Soup Co. (b)	3,141,600
200,000	Express Scripts Holding Co. (a)	15,018,000	Healthcare - 2.8%
399,780	Great Lakes Dredge & Dock Corp. (a)(b)	3,649,992	82,600	Abbott Laboratories (b)(c)(d)	3,180,926
88,000	Hengan International Group Co., Ltd.	915,200	32,655	Alere, Inc. (a)	1,121,699
265,000	Molson Coors Brewing Co., Class B	15,597,900	63,000	Becton Dickinson and Co.	7,376,040
180,000	Nestle SA, ADR	13,539,600	77,300	CR Bard, Inc.	11,438,854
510,000	PepsiCo, Inc. (b)	42,585,000	120,000	Johnson & Johnson (c)(d)	11,787,600
211,010	Philip Morris International, Inc.	17,275,389	175,000	Medtronic, Inc.	10,769,500
960,000	Sysco Corp.	34,684,800	180,000	Novartis AG, ADR	15,303,600
76,400	The Clorox Co.	6,723,964	150,000	Stryker Corp.	12,220,500
811,400	The Coca-Cola Co. (c)(d)	31,368,724	40,000	WellPoint, Inc.	3,982,000
370,000	The Procter & Gamble Co.	29,822,000			77,180,719
638,385	TherapeuticsMD, Inc. (a)(b)	4,028,209
		225,577,138	Industrial - 2.0%
			95,000	CH Robinson Worldwide, Inc.	4,977,050
			10,215	EnPro Industries, Inc. (a)(b)	742,324

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security
Shares	Description	Value		Security
460,400	Expeditors International of Washington, Inc. (b)(c)(d)	$18,245,652	Shares	Description		Value
151,704	Global Brass & Copper Holdings, Inc. (b)	2,392,372	42,246	FTD Cos., Inc. (a)		$1,343,845
44,943	ITT Corp. (b)	1,921,763	120,089	Lee Enterprises, Inc. (a)(b)		536,798
62,252	KBR, Inc.	1,660,883	159,014	News Corp., Class A (a)(b)		2,738,221
173,747	Quality Distribution, Inc. (a)(b)	2,256,973	300,000	Orange SA, ADR		4,407,000
35,768	Rock-Tenn Co., Class A (b)	3,776,028	8,692	Palo Alto Networks, Inc. (a)		596,271
87,500	The Boeing Co. (b)(c)(d)	10,980,375	15,210	Pandora Media, Inc. (a)		461,167
152,365	Tutor Perini Corp. (a)(b)	4,368,305	477,984	Parkervision, Inc. (a)(b)		2,294,323
41,100	United Parcel Service, Inc., Class B (b)(c)(d)	4,002,318	2,173	Qihoo 360 Technology Co., Ltd., ADR (a)		216,388
		55,324,043	364,000	Spark Networks, Inc. (a)		1,903,720
			6,519	Splunk, Inc. (a)		466,043
Information Technology - 4.2%			89,538	Telephone & Data Systems, Inc. (b)		2,346,791
130,800	Accenture PLC, Class A (b)(c)(d)	10,427,376	700,000	Twenty-First Century Fox, Inc., Class B		21,784,000
29,750	Apple, Inc. (b)(d)	15,968,015	52,363	Verizon Communications, Inc. (b)		2,490,908
109,486	CareView Communications, Inc. (a)	72,261	113,578	Vitacost.com, Inc. (a)(b)		805,268
107,500	Check Point Software Technologies, Ltd. (a)	7,270,225	108,600	Vodafone Group PLC, ADR (b)		3,997,566
502,500	Corning, Inc. (b)(c)(d)	10,462,050				70,593,614
102,400	Electronic Arts, Inc. (a)(b)	2,970,624
244,584	FormFactor, Inc. (a)(b)	1,562,892	Utilities - 0.0%
20,100	Hewlett-Packard Co.	650,436	49,903	Dynegy, Inc. (a)(b)		1,244,581
75	International Business Machines Corp.	14,437
29,000	Intuit, Inc. (b)	2,254,170	Total Common Stock
21,730	Micron Technology, Inc. (a)	514,132	(Cost $756,844,277)			1,011,644,514
860,000	Microsoft Corp. (d)	35,251,400		Security
64,597	NCR Corp. (a)(b)	2,361,020	Shares	Description	Rate	Value
440,000	Oracle Corp.	18,000,400	Preferred Stock - 1.0%
32,000	QUALCOMM, Inc. (b)(d)	2,523,520	Consumer Staples - 0.2%
10,864	Salesforce.com, Inc. (a)	620,226	18,089	Bunge, Ltd. (b)	4.88%	1,912,912
40,241	Silicon Graphics International Corp. (a)	494,159	6,472	Post Holdings, Inc. (b)(e)	3.75	824,274
63,369	Skyworks Solutions, Inc. (a)(b)	2,377,605	1,252	Universal Corp. (b)	6.75	1,591,135
4,346	Tableau Software, Inc., Class A (a)	330,643				4,328,321
27,549	Verint Systems, Inc. (a)(b)	1,291,910
19,387	Vocera Communications, Inc. (a)	316,590	Energy - 0.3%
		115,734,091	1,299	Chesapeake Energy Corp. (b)(e)	5.75	1,458,940
			4,349	Energy XXI Bermuda, Ltd. (b)	5.63	1,181,025
Materials - 1.4%			12,844	Goodrich Petroleum Corp., Series B (b)	5.38	543,301
19,210	Century Aluminum Co. (a)	253,764	4,710	Penn Virginia Corp., Series A (b)	6.00	1,418,087
111,002	Constellium NV, Class A (a)(b)	3,257,909	20,954	Sanchez Energy Corp. (b)	4.88	1,568,931
230,000	Franco-Nevada Corp.	10,547,800	6,620	Sanchez Energy Corp., Series B (e)	6.50	505,503
149,242	Noranda Aluminum Holding Corp.	613,384	6,236	SandRidge Energy, Inc. (b)	7.00	629,446
68,000	Praxair, Inc.	8,905,960				7,305,233
165,000	Royal Gold, Inc.	10,332,300
43,600	Sigma-Aldrich Corp.	4,071,368	Financial - 0.4%
		37,982,485	56,652	Alexandria Real Estate Equities, Inc. REIT, Series D (b)	7.00	1,522,239
			20,316	AMG Capital Trust II (b)	5.15	1,306,573
Telecommunication Services - 2.6%			368	Bank of America Corp., Series L (b)	7.25	422,142
800,000	Cisco Systems, Inc.	17,928,000	20,298	Health Care REIT, Inc., Series I (b)	6.50	1,127,148
127,628	CommScope Holding Co., Inc. (a)(b)	3,149,859	16,503	iStar Financial, Inc. REIT, Series J (b)	4.50	1,064,443
45,017	Comverse, Inc. (a)(b)	1,556,688	5,148	KeyCorp, Series A (b)	7.75	669,137
26,075	Facebook, Inc., Class A (a)	1,570,758

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Shares	Description	Rate		Value	Principal	Description	Rate	Maturity	Value
15,413	Lexington Realty Trust REIT, Series C	6.50%		$722,870	$124,382	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (b)(h)	0.47%	07/25/35	$120,248
528	OFG Bancorp, Series C (b)	8.75		844,932	1,227,225	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (h)	2.99	03/25/36	944,585
1,375	Wells Fargo & Co., Series L	7.50		1,612,875	65,657	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (h)	2.75	03/25/36	50,047
1,141	Wintrust Financial Corp., Series C (b)	5.00		1,475,741	400,000	Alm Loan Funding, Series 2012-7A A1 (e)(h)	1.66	10/19/24	399,380
				10,768,100	850,885	Alta Wind Holdings, LLC (e)	7.00	06/30/35	936,675
Healthcare - 0.1%					1,940,801	American Airlines Pass Through Trust, Series 2013-2 Class A (b)(e)	4.95	01/15/23	2,091,213
3,639	Alere, Inc., Series B (b)	3.00		1,049,542	195,316	American Home Mortgage Assets Trust, Series 2007-4 A2 (h)	0.34	08/25/37	181,631
70	HealthSouth Corp. (b)(e)	6.50		91,280	903,629	ARES XII CLO, Ltd., Series 2007-12A A (e)(h)	0.86	11/25/20	899,487
591	HealthSouth Corp., Series A (b)	6.50		770,664	1,125,148	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(h)	1.40	05/25/37	7,216
10,378	Omnicare Capital Trust II, Series B (b)	4.00		763,432	1,285,000	Astoria Depositor Corp. (e)	8.14	05/01/21	1,349,250
				2,674,918	751,160	AWAS Aviation Capital, Ltd. (e)	7.00	10/17/16	781,206
Industrial - 0.0%					500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I D (b)(f)	5.50	11/20/15	502,150
18,041	Continental Airlines Finance Trust II (b)	6.00		911,071	500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E1 (b)(f)	6.25	04/20/16	503,160
					550,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E2 (b)(f)	7.00	03/20/17	529,594
Materials - 0.0%
32,397	ArcelorMittal, Series MTUS (b)	6.00		776,880

Telecommunication Services - 0.0%
6,790	Iridium Communications, Inc. (b)(e)	7.00		700,219

Utilities - 0.0%
20,534	CenterPoint Energy, Inc. (b)(g)	3.72		1,085,735
Total Preferred Stock
(Cost $20,764,526)				28,550,477
Total Equity Securities
(Cost $777,608,803)				1,040,194,991

	Security
Principal	Description	Rate	Maturity	Value
Fixed Income Securities - 28.6%
Asset Backed Obligations - 6.5%
$480,884	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 A2A (h)	0.24	01/25/37	283,399
873,283	ACS Pass Through Trust, Series 2007-1A G1 (b)(e)(h)	0.46	06/14/37	830,754
1,387,668	Adjustable Rate Mortgage Trust, Series 2005-11 2A41 (h)	2.63	02/25/36	1,340,734
98,426	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (h)	2.79	03/25/36	76,784

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$1,067,031	Banc of America Alternative Loan Trust, Series 2005-2 4A1	5.50%	03/25/20	$1,117,435	$193,705	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (h)	2.68%	08/25/47	$144,517
215,732	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	198,867	205,739	Bear Stearns ALT-A Trust, Series 2005-4 1A1 (h)	0.59	04/25/35	191,428
52,319	Banc of America Funding Corp., Series 2006-E 2A1 (h)	2.81	06/20/36	43,891	191,479	Bear Stearns ALT-A Trust, Series 2005-8 11A1 (h)	0.69	10/25/35	169,164
221,420	Banc of America Funding Corp., Series 2006-F 1A1 (h)	2.61	07/20/36	219,570	409,123	Bear Stearns ALT-A Trust, Series 2006-1 22A1 (h)	2.41	02/25/36	305,833
44,443	Banc of America Funding Corp., Series 2006-G 2A3 (b)(h)	0.33	07/20/36	44,408	1,881,887	Bear Stearns ALT-A Trust, Series 2006-2 21A1 (h)	2.58	03/25/36	1,282,026
181,792	Banc of America Funding Corp., Series 2006-H 6A1 (h)	0.35	10/20/36	130,664	181,825	Bear Stearns ALT-A Trust, Series 2006-2 23A1 (h)	2.61	03/25/36	129,143
114,634	Banc of America Funding Corp., Series 2007-E 4A1 (h)	2.67	07/20/47	91,461	1,172,687	Bear Stearns ALT-A Trust, Series 2006-3 1A1 (h)	0.53	05/25/36	778,278
1,488,207	Bayview Commercial Asset Trust, Series 2004-3 A1 (e)(h)	0.52	01/25/35	1,386,365	1,288,974	Bear Stearns ALT-A Trust, Series 2006-4 11A1 (h)	0.47	08/25/36	884,235
1,225,000	Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1 M1 (b)(e)(h)	0.60	04/25/36	1,049,462	75,972	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (b)(h)	0.52	08/25/35	75,273
54,920	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D AF3 (b)(h)	5.50	12/28/35	56,069	191,729	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20 AAB (b)(h)	5.12	10/12/42	193,706
2,314,104	BCAP, LLC, Series 2013-RR2 6A1 (e)(h)	3.00	06/26/37	2,319,271	1,200,000	BlueMountain CLO, Ltd., Series 2013-1A A1 (e)(h)	1.44	05/15/25	1,187,171
85,261	Beacon Container Finance, LLC, Series 2012-1A A (b)(e)	3.72	09/20/27	85,563	55,867	BNC Mortgage Loan Trust, Series 2007-1 A2 (b)(h)	0.21	03/25/37	55,013
					1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (h)	0.28	07/25/37	1,362,594
					63,125	BNC Mortgage Loan Trust, Series 2007-4 A3A (h)	0.40	11/25/37	62,931

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$200,106	Centex Home Equity Loan Trust, Series 2005-C AF6 (g)	4.64%	06/25/35	$197,948	$832,136	Conseco Finance Home Equity Loan Trust, Series 2002-C BF1 (h)	8.00%	06/15/32	$912,905
853,276	Chase Mortgage Finance Trust, Series 2007-A1 8A1 (h)	2.65	02/25/37	870,506	787,107	Conseco Finance Securitizations Corp., Series 2001-4 A4 (b)	7.36	08/01/32	861,546
313,088	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	277,177	461,778	Continental Airlines Pass Through Trust, Series 2007-1 B (b)	6.90	04/19/22	500,151
100,000	CIFC Funding Ltd., Series 2012-2A A1L (b)(e)(h)	1.64	12/05/24	99,816	658,730	Continental Airlines Pass Through Trust, Series 2009-1 (b)	9.00	07/08/16	754,246
630,000	CIFC Funding, Ltd., Series 2012-2A A3L (e)(h)	3.24	12/05/24	624,240	697,738	Coso Geothermal Power Holdings, LLC (e)	7.00	07/15/26	404,688
675,000	CIFC Funding, Ltd., Series 2013-3A B (e)(h)	2.91	10/24/25	663,325	59,366	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	63,922
1,514,879	CIT Education Loan Trust, Series 2007-1 A (e)(h)	0.32	03/25/42	1,417,672	64,688	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	58,969
1,200,000	Citicorp Residential Mortgage Trust, Series 2006-2 A5 (g)	6.04	09/25/36	1,155,853	225,124	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	210,863
1,200,000	Citicorp Residential Mortgage Trust, Series 2007-1 A5 (g)	6.05	03/25/37	1,107,184	669,057	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	615,733
317,712	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (g)	5.62	03/25/36	215,835	483,333	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (h)	0.42	08/25/35	292,039
499,787	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (h)	2.76	07/25/37	423,229	262,920	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (h)	0.47	12/25/36	167,914
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (h)	1.45	07/25/37	227,289	29,205	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25	05/25/21	25,405
130,514	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	114,223	290,874	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	263,250
50,716	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	44,145

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$223,657	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00%	08/25/37	$186,697	$1,359,067	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (h)	0.26%	10/25/36	$1,280,411
123,581	Countrywide Asset-Backed Certificates, Series 2004-7 MV3 (b)(h)	1.20	12/25/34	123,026	2,643,525	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (b)(g)	4.82	02/25/37	1,944,958
1,414,415	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (h)	1.05	10/25/47	1,233,276	1,351,859	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (h)	0.40	04/25/37	909,909
1,279,942	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (h)	2.62	04/20/35	1,138,707	490,000	Cronos Containers Program, Ltd., Series 2012-1A A (e)	4.21	05/18/27	491,384
237,048	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (h)	5.24	06/25/47	221,484	425,000	Cronos Containers Program, Ltd., Series 2012-2A A (e)	3.81	09/18/27	428,680
81,304	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (h)	2.86	09/25/47	71,395	881,008	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (h)	5.90	05/25/37	492,386
17,543	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (h)	2.58	10/25/33	17,087	1,513,483	CSMC Trust, Series 2013-3R 5A1 (e)(h)	2.50	10/27/36	1,519,603
389,563	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11 8A9	5.25	12/25/35	395,439	75,000	DBRR Trust, Series 2011-LC2 A4A (b)(e)(h)	4.54	07/12/44	81,420
77,996	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1 (b)	4.50	07/25/20	79,366	158,431	Delta Air Lines Pass Through Trust, Series 2002-1 G-1 (b)	6.72	01/02/23	186,354
84,419	Credit Suisse Mortgage Capital Mortgage-Backed Trust, Series 2006-8 3A1	6.00	10/25/21	80,919	656,294	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1 A4 (h)	0.31	01/25/47	472,138
1,372,601	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (h)	0.39	10/25/36	900,425	241,303	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (g)	6.09	06/25/36	195,700
					600,000	Dryden XXII Senior Loan Fund, Series 2013-30A C (e)(h)	3.09	11/15/25	599,863

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$1,000,000	Dryden XXVI Senior Loan Fund, Series 2013-26A C (e)(h)	2.74%	07/15/25	$967,470	$577,593	GE Business Loan Trust, Series 2004-1 A (b)(e)(h)	0.45%	05/15/32	$552,335
2,015,000	Education Loan Asset-Backed Trust I, Series 2013-1 A2 (e)(h)	0.95	04/26/32	1,989,621	887,513	GE Business Loan Trust, Series 2005-1A A3 (b)(e)(h)	0.41	06/15/33	833,956
2,920,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (h)	0.34	04/25/37	2,158,966	127,856	GE Business Loan Trust, Series 2005-2A A (b)(e)(h)	0.40	11/15/33	118,818
61,248	Equity One Mortgage Pass-Through Trust, Series 2002-4 M1 (h)	5.22	02/25/33	58,598	49,175	GE Business Loan Trust, Series 2005-2A B (b)(e)(h)	0.66	11/15/33	45,139
2,851,797	First Franklin Mortgage Loan Trust, Series 2006-FF18 A2B (h)	0.26	12/25/37	1,696,748	103,895	Goal Capital Funding Trust, Series 2006-1 A3 (b)(h)	0.35	11/25/26	102,958
1,190,529	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3 2A1 (h)	2.25	05/25/35	964,433	1,300,000	GoldenTree Loan Opportunities VII, Ltd., Series 2013-7A A (e)(h)	1.39	04/25/25	1,283,275
402,476	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A1	6.25	02/25/37	349,549	274,399	Green Tree Financial Corp., Series 1997-1 A6 (b)	7.29	03/15/28	279,215
474,261	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A8 (h)	0.52	02/25/37	309,702	769,577	Green Tree, Series 2008-MH1 A2 (b)(e)(h)	8.97	04/25/38	832,310
216,457	FNMA, Series 2012-M15, Class A (b)(h)	2.66	10/25/22	211,431	747,286	Green Tree, Series 2008-MH1 A3 (b)(e)(h)	8.97	04/25/38	808,202
148,447	FPL Energy National Wind Portfolio, LLC (e)	6.13	03/25/19	146,247	250,000	GS Mortgage Securities Trust, Series 2011-GC5 A4	3.71	08/10/44	261,270
1,860,005	GCO Education Loan Funding Master Trust-II, Series 2006-2AR A1RN (b)(e)(h)	0.80	08/27/46	1,794,832	270,080	GSAA Home Equity Trust, Series 2005-12 AF3 (h)	5.07	09/25/35	255,026
968,871	GE Business Loan Trust, Series 2003-2A A (e)(h)	0.53	11/15/31	929,142	1,372,438	GSAA Home Equity Trust, Series 2006-20 1A1 (h)	0.22	12/25/46	773,024
					1,222,499	GSAA Home Equity Trust, Series 2007-5 2A3A (h)	0.47	04/25/47	710,623
					2,503,163	GSAA Trust, Series 2007-3 1A1B (h)	0.25	03/25/47	371,655
					354,800	GSR Mortgage Loan Trust, Series 2004-14 3A2 (h)	2.76	12/25/34	319,943

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (h)	2.62%	08/25/34	$1,476,604	$304,965	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (h)	2.52%	05/25/35	$222,777
199,454	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (h)	2.72	10/25/35	177,280	1,613,313	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (b)(h)	2.77	08/25/36	1,142,587
860,000	Halcyon Loan Advisors Funding, Ltd., Series 2012-2A C (e)(h)	3.08	12/20/24	855,028	79,174	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (h)	2.71	09/25/36	58,016
15,476	HarborView Mortgage Loan Trust, Series 2004-8 2A4A (b)(h)	0.56	11/19/34	12,916	151,096	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (h)	0.32	11/25/36	112,079
68,000	Hewett's Island Clo V, Ltd., Series 2006-5A D (e)(h)	1.69	12/05/18	65,934	201,599	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (h)	2.95	01/25/37	175,314
243,019	HomeBanc Mortgage Trust, Series 2004-1 2A (h)	1.01	08/25/29	229,974	2,516,643	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (h)	0.33	02/25/37	1,825,215
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (h)	0.40	03/20/36	878,917	749,978	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (h)	2.88	05/25/36	556,934
83,283	HSBC Home Equity Loan Trust, Series 2006-4 A3V (h)	0.31	03/20/36	83,033	1,520,341	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (h)	2.70	05/25/36	1,185,632
153,996	HSBC Home Equity Loan Trust, Series 2007-3 APT (b)(h)	1.36	11/20/36	153,257	391,476	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (h)	2.89	05/25/36	268,779
209,923	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (h)	2.78	09/25/37	163,149	450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (h)	4.69	12/25/35	364,109
1,065,930	Indiantown Cogeneration LP, Series A-10 (b)	9.77	12/15/20	1,202,485	367,119	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (h)	0.34	04/25/37	263,753
208,965	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (h)	2.82	11/25/37	199,574	699,669	Indymac Manufactured Housing Contract Pass Through Certificates, Series 1998-2 A4 (b)(h)	6.64	08/25/29	697,723
1,087,233	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (h)	0.93	12/25/34	920,607
554,573	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (h)	1.01	09/25/34	483,245

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$250,000	ING Investment Management Co., Series 2012-4A A1 (e)(h)	1.63%	10/15/23	$249,536	$2,373,353	JP Morgan Mortgage Trust, Series 2006-S2 2A2	5.88%	06/25/21	$2,376,212
1,000,000	ING Investment Management Co., Series 2013-3A B (e)(h)	2.94	01/18/26	993,742	955,098	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (b)(h)	2.66	07/25/35	959,728
677,330	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (h)	0.61	08/15/16	668,863	45,112	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (h)	4.86	04/25/37	41,394
2,000,000	JetBlue Airways Pass Through Trust, Series 2004-2 G-2 (h)	0.69	11/15/16	1,965,000	1,500,000	KKR Financial CLO, Ltd., Series 2005-1A B (e)(h)	0.69	04/26/17	1,491,428
2,705,946	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (h)	2.94	05/25/36	2,131,260	909,063	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (b)(h)	6.47	04/15/40	979,281
2,930,588	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3 A4 (h)	0.30	08/25/36	1,548,054	8,959	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	8,959
400,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3 A4 (h)	0.36	03/25/37	341,928	196,924	Lehman XS Trust, Series 2005-6 1A1 (h)	0.41	11/25/35	133,176
1,110,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH4 A5 (h)	0.39	05/25/37	640,412	1,605,962	Lehman XS Trust, Series 2006-13 1A2 (h)	0.32	09/25/36	1,326,630
2,590,000	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AF2 (g)	4.55	03/25/47	1,979,760	833,982	Lehman XS Trust, Series 2006-14N 3A2 (h)	0.27	08/25/36	613,636
2,938,000	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AV4 (h)	0.43	03/25/47	1,639,137	1,535,840	Lehman XS Trust, Series 2006-19 A2 (h)	0.32	12/25/36	1,244,379
163,897	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (h)	5.25	08/25/35	163,932	1,733,952	Lehman XS Trust, Series 2006-9 A1B (h)	0.31	05/25/46	1,406,265
1,600,293	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (h)	2.75	05/25/36	1,334,571	1,270,000	Limerock CLO, Series 2014-2A A (e)(h)	1.73	04/18/26	1,271,267
					289,197	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(h)	2.52	11/25/35	214,135
					885,000	MASTR Asset Backed Securities Trust, Series 2007-HE1 A3 (h)	0.36	05/25/37	600,646
					13,442	MASTR Seasoned Securitization Trust, Series 2004-1 4A1 (b)(h)	2.58	10/25/32	13,462

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$1,068,693	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (h)	0.40%	04/25/37	$590,237	$1,655,152	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (g)	6.42%	08/25/36	$850,007
61,655	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2D (h)	0.49	04/25/37	34,487	2,381,410	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (h)	5.96	06/25/36	1,423,781
1,347,163	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2B (h)	0.28	06/25/37	873,863	215,040	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00	10/25/37	176,052
2,241,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (h)	0.33	06/25/37	1,463,900	2,509,364	Morgan Stanley Reremic Trust, Series 2013-R3 12A (e)(h)	2.71	01/26/47	2,522,632
2,869,681	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (h)	0.40	07/25/37	1,751,472	985,113	Nelnet Student Loan Trust, Series 2012-5A A (e)(h)	0.75	10/27/36	989,222
774,826	Mid-State Capital Corp. Trust, Series 2006-1A (e)	5.79	10/15/40	821,673	1,270,000	Neuberger Berman CLO, Ltd. (e)(h)	1.74	04/15/26	1,269,211
200,000	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC7 M2 (b)(h)	1.08	07/25/34	190,763	1,270,000	Nomad CLO, Ltd., Series 2013-1A A1 (e)(h)	1.44	01/15/25	1,255,869
1,843,713	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE1 A2C (h)	0.30	11/25/36	1,139,756	352,210	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-1 1A1A (g)	6.00	03/25/47	269,769
1,651,264	Morgan Stanley Capital I Trust, Series 2005-T19 A4A	4.89	06/12/47	1,718,522	1,470,873	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1 M3 (h)	0.63	09/25/35	1,376,736
200,000	Morgan Stanley Capital I Trust, Series 2006-T21 A4 (h)	5.16	10/12/52	211,807	1,261,467	NovaStar Mortgage Funding Trust, Series 2006-2 A2C (h)	0.30	06/25/36	714,278
165,000	Morgan Stanley Capital I Trust, Series 2007-T27 A4 (b)(h)	5.65	06/11/42	184,834	910,710	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	975,061
150,000	Morgan Stanley Capital I Trust, Series 2011-C3 A4 (b)	4.12	07/15/49	158,615	77,599	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5 2A1B (h)	5.64	12/25/35	79,094
120,140	Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP3 C (b)	6.79	07/15/33	122,098

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$606,489	Origen Manufactured Housing Contract Trust, Series 2004-A M2 (b)(h)	6.64%	01/15/35	$667,682	$1,165,668	Residential Asset Securitization Trust, Series 2007-A5 1A2 (h)	0.55%	05/25/37	$450,048
4,872,285	Ownit Mortgage Loan Trust, Series 2006-6 A2C (h)	0.31	09/25/37	2,530,801	100,000	Ruby Pipeline, LLC (b)(e)	6.00	04/01/22	107,627
220,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (h)	0.46	06/25/47	137,363	1,234,894	Saxon Asset Securities Trust, Series 2005-4 A1B (h)	0.53	11/25/37	1,148,673
985,857	Prudential Holdings, LLC (e)	8.70	12/18/23	1,243,446	1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (h)	0.30	01/25/47	998,036
517,188	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (h)	0.55	10/25/45	379,637	2,263,074	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (h)	0.50	05/25/37	1,525,187
648,847	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (b)(h)	1.13	01/25/46	470,501	221,703	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (h)	0.30	12/25/36	119,230
443,655	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	371,771	2,258,870	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (h)	0.29	01/25/37	1,379,578
228,989	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	180,092	1,175,691	SLC Student Loan Trust, Series 2004-1 B (h)	0.53	08/15/31	1,058,560
349,555	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	284,263	952,354	SLC Student Loan Trust, Series 2005-2 B (h)	0.51	03/15/40	856,193
173,282	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	136,071	1,100,000	SLC Student Loan Trust, Series 2006-2 A5 (h)	0.33	09/15/26	1,078,950
712,851	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	583,918	36,767	SLM Student Loan Trust, Series 2004-8 B (b)(h)	0.70	01/25/40	33,183
413,167	Residential Asset Mortgage Products Trust, Series 2004-SL3 A4	8.50	12/25/31	393,784	1,300,000	SLM Student Loan Trust, Series 2006-2 A6 (h)	0.41	01/25/41	1,189,265
3,044	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (b)(h)	4.03	01/25/33	3,235	1,300,000	SLM Student Loan Trust, Series 2006-8 A6 (h)	0.40	01/25/41	1,165,835
411,509	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	313,861	722,925	SLM Student Loan Trust, Series 2007-6 B (b)(h)	1.09	04/27/43	647,181

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$735,000	SLM Student Loan Trust, Series 2008-2 B (b)(h)	1.44%	01/25/29	$668,514	$180,876	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS 2A1A (b)(h)	1.90%	03/25/35	$181,836
735,000	SLM Student Loan Trust, Series 2008-3 B (b)(h)	1.44	04/25/29	681,840	1,028,051	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A 3A5 (b)(h)	2.44	09/25/33	1,026,614
735,000	SLM Student Loan Trust, Series 2008-4 B (b)(h)	2.09	04/25/29	726,903	1,683,188	Structured Receivables Finance, LLC, Series 2010-A B (e)(f)	7.61	01/16/46	1,998,093
735,000	SLM Student Loan Trust, Series 2008-5 B (b)(h)	2.09	07/25/29	745,650	900,000	Structured Receivables Finance, LLC, Series 2010-B B (e)(f)	7.97	08/15/36	1,103,777
735,000	SLM Student Loan Trust, Series 2008-6 B (b)(h)	2.09	07/25/29	727,173	1,275,000	Symphony CLO IX, LP, Series 2012-9A C (e)(h)	3.49	04/16/22	1,275,278
735,000	SLM Student Loan Trust, Series 2008-7 B (b)(h)	2.09	07/25/29	720,607	187,500	TAL Advantage, LLC, Series 2006-1A (b)(e)(h)	0.35	04/20/21	185,383
735,000	SLM Student Loan Trust, Series 2008-8 B (b)(h)	2.49	10/25/29	757,937	110,833	Textainer Marine Containers, Ltd., Series 2005-1A A (b)(e)(h)	0.41	05/15/20	110,621
735,000	SLM Student Loan Trust, Series 2008-9 B (b)(h)	2.49	10/25/29	769,722	526,887	Trinity Rail Leasing LP, Series 2006-1A A1 (b)(e)	5.90	05/14/36	576,564
921,455	Soundview Home Loan Trust, Series 2006-EQ2 A4 (h)	0.39	01/25/37	592,992	728,995	Trip Rail Master Funding, LLC, Series 2011-1A A1A (b)(e)	4.37	07/15/41	773,088
3,349,000	Soundview Home Loan Trust, Series 2007-OPT2 2A4 (h)	0.40	07/25/37	2,110,128	154,688	Triton Container Finance, LLC, Series 2007-1A (b)(e)(h)	0.29	02/26/19	154,089
816,579	Spirit Master Funding, LLC, Series 2005-1 A1 (b)(e)	5.05	07/20/23	836,259	653,333	Triton Container Finance, LLC, Series 2012-1A A (e)	4.21	05/14/27	655,333
70,344	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (h)	5.08	02/25/36	69,930	416,289	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	474,570
775,386	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (h)	5.08	02/25/36	635,172	179,382	US Airways Pass Through Trust, Series 2012-2A	4.63	06/03/25	188,800
65,558	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (h)	3.98	04/25/47	52,804

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$162,657	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20 A7 (b)(h)	5.12%	07/15/42	$170,022	$1,998,680	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (h)	1.05%	09/25/46	$1,277,173
11,986	WaMu Mortgage Pass-Through Certificates, Series 2002-AR18 A (b)(h)	2.50	01/25/33	12,213	2,282,952	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA2 2A (h)	0.83	01/25/47	1,634,317
919,649	WaMu Mortgage Pass-Through Certificates, Series 2005-AR7 A2 (h)	2.41	08/25/35	919,954	2,038,904	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3 2A (h)	0.88	02/25/47	1,434,771
277,121	WaMu Mortgage Pass-Through Certificates, Series 2006-AR12 2A3 (h)	1.83	10/25/36	225,703	28,397	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (b)(h)	0.49	10/25/35	28,464
166,783	WaMu Mortgage Pass-Through Certificates, Series 2006-AR16 1A1 (h)	2.05	12/25/36	144,802	223,172	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3 A2 (h)	0.30	01/25/37	204,505
308,432	WaMu Mortgage Pass-Through Certificates, Series 2007-HY3 4A1 (h)	2.47	03/25/37	290,699	115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4 (b)	3.67	11/15/44	118,562
523,384	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3 2A3 (h)	0.70	05/25/35	355,922	850,000	Yandex NV (b)(e)	1.13	12/15/18	791,031
376,628	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 CB13 (h)	0.65	06/25/35	285,684	Total Asset Backed Obligations
1,253,091	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	830,311	(Cost $156,036,525)				178,682,655
470,020	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (g)	4.91	09/25/36	292,382
					Corporate Convertible Bonds - 17.7%
					Consumer Discretionary - 1.9%
					349,000	Callaway Golf Co. (b)	3.75	08/15/19	498,416
					2,676,000	Equinix, Inc. (b)	3.00	10/15/14	4,415,400
					1,000,000	Exide Technologies (b)(f)(h)(i)	0.00	09/18/13	200,000
					5,432,000	Home Inns & Hotels Management, Inc. (b)	2.00	12/15/15	5,279,225
					780,000	Iconix Brand Group, Inc. (b)	2.50	06/01/16	1,063,238
					5,000,000	JAKKS Pacific, Inc. (b)(e)	4.25	08/01/18	5,171,875
					266,000	Jarden Corp. (b)(e)	1.13	03/15/34	265,501
					572,000	KB Home (b)	1.38	02/01/19	590,590
					461,000	Lennar Corp. (b)(e)	2.75	12/15/20	843,630

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$2,083,000	Live Nation Entertainment, Inc.	2.88%	07/15/27	$2,122,056	$8,000,000	Healthways, Inc. (b)	1.50%	07/01/18	$8,635,000
4,750,000	M/I Homes, Inc. (b)	3.25	09/15/17	5,774,219	1,500,000	Protalix BioTherapeutics, Inc. (b)(e)	4.50	09/15/18	1,593,750
746,000	Meritage Homes Corp. (b)	1.88	09/15/32	793,091	453,000	ServiceSource International, Inc. (b)(e)	1.50	08/01/18	427,802
896,000	Meritor, Inc. (b)	7.88	03/01/26	1,372,000	3,630,000	Spectrum Pharmaceuticals, Inc. (b)(e)	2.75	12/15/18	3,620,925
486,000	Navistar International Corp. (b)(e)	4.50	10/15/18	477,495					50,121,944
3,407,000	Navistar International Corp. (b)(e)	4.75	04/15/19	3,417,647	Energy - 0.9%
3,000,000	Regis Corp. (b)	5.00	07/15/14	3,063,750	415,000	Alon USA Energy, Inc. (b)(e)	3.00	09/15/18	500,853
356,000	Standard Pacific Corp. (b)	1.25	08/01/32	443,220	475,000	BPZ Resources, Inc. (b)	8.50	10/01/17	548,031
400,000	Steinhoff Finance Holding GmbH (e)	6.38	05/26/17	699,846	920,000	Chesapeake Energy Corp.	2.50	05/15/37	940,700
1,701,000	Tesla Motors, Inc. (b)	1.25	03/01/21	1,547,910	3,000,000	Clean Energy Fuels Corp. (b)(e)	5.25	10/01/18	2,737,500
742,000	The Ryland Group, Inc. (b)	1.63	05/15/18	1,059,205	575,000	Cobalt International Energy, Inc. (b)	2.63	12/01/19	542,297
4,100,000	Titan Machinery, Inc. (b)	3.75	05/01/19	3,497,812	532,000	Emerald Oil, Inc. (b)(e)	2.00	04/01/19	551,950
440,000	Vector Group, Ltd. (b)(h)	2.50	01/15/19	605,013	6,733,000	Green Plains Renewable Energy, Inc. (b)(e)	3.25	10/01/18	10,520,313
500,000	Vector Group, Ltd. (b)	1.75	04/15/20	524,063	3,414,000	JinkoSolar Holding Co., Ltd. (b)(e)	4.00	02/01/19	3,098,205
5,150,000	Wabash National Corp. (b)	3.38	05/01/18	7,177,812	800,000	Newpark Resources, Inc. (b)	4.00	10/01/17	1,026,000
470,000	WESCO International, Inc. (b)	6.00	09/15/29	1,397,075	461,000	Peabody Energy Corp.	4.75	12/15/41	375,139
				52,300,089	695,000	Pengrowth Energy Corp.	6.25	03/31/17	655,393
					1,066,000	SolarCity Corp. (b)	2.75	11/01/18	1,379,138
Consumer Staples - 1.8%					750,000	Solazyme, Inc.	5.00	10/01/19	804,375
6,488,000	Albany Molecular Research, Inc. (b)(e)	2.25	11/15/18	8,815,570	1,378,000	Vantage Drilling Co. (b)(e)	5.50	07/15/43	1,447,761
4,730,000	Array BioPharma, Inc. (b)	3.00	06/01/20	4,892,594					25,127,655
2,468,000	Ascent Capital Group, Inc. (b)	4.00	07/15/20	2,471,085	Financial - 2.0%
2,000,000	Carriage Services, Inc. (b)(e)	2.75	03/15/21	2,105,010	668,000	American Residential Properties OP LP (b)(e)	3.25	11/15/18	711,837
401,000	Chiquita Brands International, Inc. (b)	4.25	08/15/16	410,022	406,000	AmTrust Financial Services, Inc. (b)	5.50	12/15/21	595,805
5,817,000	Ctrip.com International, Ltd. (b)(e)	1.25	10/15/18	5,795,186	9,930,000	CBIZ, Inc. (b)(e)	4.88	10/01/15	13,256,550
7,000,000	Emergent Biosolutions, Inc. (b)(e)	2.88	01/15/21	7,542,500	120,000	DFC Global Corp. (b)	3.25	04/15/17	102,900
4,000,000	Endologix, Inc. (b)	2.25	12/15/18	3,812,500	3,500,000	Encore Capital Group, Inc. (b)	3.00	11/27/17	5,438,125

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$6,885,000	Encore Capital Group, Inc. (b)(e)	3.00%	07/01/20	$8,008,116	$3,550,000	Volcano Corp. (b)	1.75%	12/01/17	$3,530,031
124,000	Encore Capital Group, Inc. (b)(e)	2.88	03/15/21	122,605	959,000	Wright Medical Group, Inc. (b)	2.00	08/15/17	1,308,436
891,000	Forest City Enterprises, Inc. (b)	4.25	08/15/18	999,034					36,563,344
7,405,000	Forestar Group, Inc. (b)	3.75	03/01/20	7,937,234
4,000,000	FXCM, Inc. (b)(e)	2.25	06/15/18	4,150,000	Industrial - 2.7%
6,000,000	Gain Capital Holdings, Inc. (b)(e)	4.13	12/01/18	6,787,500	3,655,000	AAR Corp., Series B (b)	2.25	03/01/16	3,762,366
246,000	Jefferies Group, LLC (b)	3.88	11/01/29	262,759	416,000	Aecon Group, Inc.	5.50	12/31/18	420,516
3,772,000	Meadowbrook Insurance Group, Inc. (b)	5.00	03/15/20	3,518,333	488,000	Aegean Marine Petroleum Network, Inc. (b)	4.00	11/01/18	491,355
776,000	MGIC Investment Corp. (b)(e)	9.00	04/01/63	948,175	5,307,000	AirTran Holdings, Inc. (b)	5.25	11/01/16	10,328,749
706,000	Portfolio Recovery Associates, Inc. (b)(e)	3.00	08/01/20	841,022	7,500,000	Altra Industrial Motion Corp. (b)	2.75	03/01/31	10,701,562
537,000	Radian Group, Inc. (b)	2.25	03/01/19	823,288	1,800,000	Bristow Group, Inc. (b)	3.00	06/15/38	2,237,625
1,153,000	Walter Investment Management Corp. (b)	4.50	11/01/19	1,093,909	1,500,000	Canadian Solar, Inc. (b)(e)	4.25	02/15/19	1,514,062
				55,597,192	1,020,000	Cemex SAB de CV (b)	3.75	03/15/18	1,461,788
					340,000	Fluidigm Corp. (b)	2.75	02/01/34	388,663
Healthcare - 1.3%					910,000	Genco Shipping & Trading, Ltd. (b)	5.00	08/15/15	750,750
5,500,000	Accuray, Inc. (b)	3.75	08/01/16	6,603,438	1,668,000	General Cable Corp. (b)(g)	4.50	11/15/29	1,680,510
498,000	Allscripts Healthcare Solutions, Inc. (b)(e)	1.25	07/01/20	616,898	7,595,000	Griffon Corp. (b)(e)	4.00	01/15/17	8,610,831
5,368,000	AMAG Pharmaceuticals, Inc. (b)	2.50	02/15/19	5,438,455	10,729,000	Kaman Corp. (b)(e)	3.25	11/15/17	14,034,873
382,000	Cubist Pharmaceuticals, Inc. (b)	2.50	11/01/17	976,965	3,481,000	Layne Christensen Co. (b)(e)	4.25	11/15/18	3,637,645
201,000	Illumina, Inc. (b)(e)	0.25	03/15/16	365,695	399,000	PHH Corp. (b)	6.00	06/15/17	863,336
259,000	Incyte Corp., Ltd. (b)	4.75	10/01/15	1,575,853	3,750,000	RTI International Metals, Inc. (b)	1.63	10/15/19	3,705,469
548,000	Incyte Corp., Ltd. (b)(e)	1.25	11/15/20	704,865	2,741,000	TTM Technologies, Inc. (b)	1.75	12/15/20	3,049,362
4,800,000	Molina Healthcare, Inc. (b)	3.75	10/01/14	5,946,000	3,025,000	UTi Worldwide, Inc. (b)(e)	4.50	03/01/19	3,236,750
190,000	Omnicare, Inc. (b)	3.75	12/15/25	431,775	3,472,000	Vishay Intertechnology, Inc. (b)(e)	2.25	06/01/42	4,643,800
541,000	The Medicines Co. (b)	1.38	06/01/17	661,034					75,520,012
3,243,000	Theravance, Inc. (b)	2.13	01/15/23	4,195,631
1,500,000	Vivus, Inc. (b)(e)	4.50	05/01/20	1,140,938	Information Technology - 3.3%
3,022,000	Volcano Corp. (b)	2.88	09/01/15	3,067,330	434,000	Bottomline Technologies (de), Inc. (b)	1.50	12/01/17	569,354
					1,707,000	Cadence Design Systems, Inc. (b)	2.63	06/01/15	3,534,557
					5,450,000	Ciena Corp. (b)(e)	4.00	03/15/15	6,907,875
					696,000	Ciena Corp. (b)(e)	4.00	12/15/20	988,320

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$6,166,000	Cornerstone OnDemand, Inc. (b)(e)	1.50%	07/01/18	$7,060,070	$8,500,000	Silver Standard Resources, Inc. (b)(e)	2.88%	02/01/33	$7,501,250
4,455,000	GT Advanced Technologies, Inc. (b)	3.00	10/01/17	10,263,206	2,000,000	Steel Dynamics, Inc. (b)	5.13	06/15/14	2,167,500
3,598,000	GT Advanced Technologies, Inc. (b)	3.00	12/15/20	5,831,009	768,000	Sterlite Industries India, Ltd. (b)	4.00	10/30/14	772,800
563,000	Medidata Solutions, Inc. (b)(e)	1.00	08/01/18	689,323	802,000	Stillwater Mining Co. (b)	1.75	10/15/32	1,049,618
7,000,000	Mentor Graphics Corp. (b)	4.00	04/01/31	8,741,250					23,998,526
301,000	Microchip Technology, Inc. (b)	2.13	12/15/37	559,860
358,000	Novellus Systems, Inc. (b)	2.63	05/15/41	612,851	Telecommunication Services - 2.9%
3,200,000	Photronics, Inc. (b)	5.50	10/01/14	5,624,000	9,000,000	Alaska Communications Systems Group, Inc. (b)(e)	6.25	05/01/18	7,548,750
9,708,000	Photronics, Inc. (b)	3.25	04/01/16	10,703,070	253,458	Alcatel-Lucent, Series ALU (e)	4.25	07/01/18	659,280
359,000	Proofpoint, Inc. (b)(e)	1.25	12/15/18	422,722	11,012,000	Blucora, Inc. (b)(e)	4.25	04/01/19	12,471,090
5,600,000	Quantum Corp. (b)	4.50	11/15/17	5,736,500	5,200,000	Comtech Telecommunications Corp. (b)	3.00	05/01/29	5,346,250
5,000,000	Radisys Corp. (b)(f)	4.50	02/15/15	4,701,000	7,650,000	Dealertrack Technologies, Inc. (b)	1.50	03/15/17	10,891,687
5,000,000	Rudolph Technologies, Inc. (b)(e)	3.75	07/15/16	5,725,000	1,476,000	HomeAway, Inc. (b)(e)	0.13	04/01/19	1,503,675
387,000	SanDisk Corp. (b)	1.50	08/15/17	638,308	3,750,000	Infinera Corp. (b)(e)	1.75	06/01/18	3,909,375
370,000	ServiceNow, Inc. (b)(e)(j)	-	11/01/18	398,213	4,078,000	InterDigital, Inc. (b)	2.50	03/15/16	4,243,669
601,000	Spansion, LLC (b)(e)	2.00	09/01/20	844,781	2,250,000	Leap Wireless International, Inc.	4.50	07/15/14	2,278,125
799,000	SunEdison, Inc. (b)(e)	2.75	01/01/21	1,188,013	2,000,000	ModusLink Global Solutions, Inc. (b)(e)(f)	5.25	03/01/19	2,026,200
385,000	Take-Two Interactive Software, Inc. (b)	1.75	12/01/16	507,478	6,500,000	Move, Inc. (b)(e)	2.75	09/01/18	6,386,250
6,000,000	Take-Two Interactive Software, Inc. (b)	1.00	07/01/18	7,380,000	895,000	Qihoo 360 Technology Co., Ltd. (b)(e)	2.50	09/15/18	1,058,897
1,500,000	TeleCommunication Systems, Inc. (e)	4.50	11/01/14	1,507,500	538,000	SINA Corp. (b)(e)	1.00	12/01/18	514,126
648,000	VeriSign, Inc. (b)	3.25	08/15/37	1,071,630	537,000	SouFun Holdings, Ltd. (b)(e)	2.00	12/15/18	523,575
				92,205,890	779,000	Vipshop Holdings, Ltd. (b)	1.50	03/15/19	794,580
					7,150,000	Web.com Group, Inc. (b)	1.00	08/15/18	8,450,406
Materials - 0.9%					6,175,000	WebMD Health Corp. (b)	2.25	03/31/16	6,263,766
590,000	B2Gold Corp. (b)(e)	3.25	10/01/18	619,872	1,510,000	WebMD Health Corp.	2.50	01/31/18	1,529,819
7,540,000	Horsehead Holding Corp. (b)	3.80	07/01/17	9,834,987	1,984,000	WebMD Health Corp. (b)(e)	1.50	12/01/20	2,021,200
2,017,000	Primero Mining Corp.	6.50	03/31/16	2,052,499

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$468,000	Yahoo!, Inc. (b)(e)(j)	0.00%	12/01/18	$477,945	$80,000	Bank of America Corp., MTN (h)	8.68%	05/02/17	$88,104
				78,898,665	80,000	Bank of America Corp., MTN (h)	8.95	05/18/17	88,704
Total Corporate Convertible Bonds					80,000	Bank of America Corp., MTN (h)	9.57	06/06/17	90,400
(Cost $427,537,978)				490,333,317	20,000	Bank of America Corp., MTN, Series L	5.65	05/01/18	22,630
					1,500,000	Bank of America NA BKNT (b)	6.10	06/15/17	1,697,952
Corporate Non-Convertible Bonds - 2.6%					750,000	Bank of America NA BKNT (h)	0.53	06/15/17	738,386
Consumer Discretionary - 0.1%					1,540,000	Chase Capital III, Series C (b)(h)	0.79	03/01/27	1,301,300
1,416,000	Jarden Corp.	7.50	05/01/17	1,637,250	925,000	Chase Capital VI (h)	0.86	08/01/28	781,625
2,000,000	K Hovnanian Enterprises, Inc.	8.63	01/15/17	2,222,500	500,000	CIT Group, Inc. (e)	4.75	02/15/15	515,000
				3,859,750	40,000	CIT Group, Inc. (b)(e)	6.63	04/01/18	44,950
					150,000	Citigroup, Inc.	5.85	08/02/16	165,669
Consumer Staples - 0.2%					90,000	Citigroup, Inc.	6.13	05/15/18	103,535
2,750,000	Monitronics International, Inc. (b)	9.13	04/01/20	2,956,250	3,750,000	Citigroup, Inc. (b)(h)	0.78	08/25/36	2,958,679
1,500,000	North Shore-Long Island Jewish Health Care, Inc.	6.15	11/01/43	1,728,727	1,300,000	Credit Suisse, Series YCD (b)(h)	0.56	08/24/15	1,300,084
60,000	NYU Hospitals Center (b)	5.75	07/01/43	67,163	965,000	Discover Financial Services	3.85	11/21/22	948,991
				4,752,140	150,000	Duke Realty LP REIT	7.38	02/15/15	158,546
					1,180,000	Farmers Exchange Capital II (b)(e)(h)	6.15	11/01/53	1,292,852
Energy - 0.4%					200,000	Ford Motor Credit Co., LLC (b)	1.70	05/09/16	202,337
2,297,000	Alon Refining Krotz Springs, Inc.	13.50	10/15/14	2,309,921	150,000	General Electric Capital Corp., MTN	5.38	10/20/16	166,724
750,000	Arch Coal, Inc. (e)	8.00	01/15/19	751,875	150,000	General Electric Capital Corp., MTN	3.10	01/09/23	147,062
607,000	Berry Petroleum Co., LLC	10.25	06/01/14	615,346	900,000	General Electric Capital Corp., MTN (b)(h)	0.62	05/05/26	825,390
500,000	Chesapeake Energy Corp.	9.50	02/15/15	535,625	2,200,000	General Electric Capital Corp., MTN (h)	0.72	08/15/36	1,834,598
2,075,000	El Paso, LLC	6.88	06/15/14	2,094,453	150,000	HBOS PLC, MTN (e)	6.75	05/21/18	170,252
1,496,000	Energy Transfer Partners LP (b)(h)	3.26	11/01/66	1,376,320	100,000	HCP, Inc.	2.63	02/01/20	97,815
910,000	Newfield Exploration Co.	5.63	07/01/24	948,675	232,000	HCP, Inc. REIT	5.63	05/01/17	260,126
55,000	Petrobras Global Finance BV (b)(h)	1.85	05/20/16	54,519
130,000	Plains Exploration & Production Co. (b)	6.88	02/15/23	145,275
122,000	The Williams Cos., Inc.	7.88	09/01/21	145,161
500,000	Walter Energy, Inc. (e)	9.50	10/15/19	510,625
				9,487,795
Financial - 1.5%
2,500,000	Ally Financial, Inc. (j)	0.00	06/15/15	2,428,125
185,000	Bank of America Corp.	5.63	10/14/16	204,536
15,000	Bank of America Corp., MTN	7.38	05/15/14	15,121

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$1,380,000	Health Care REIT, Inc. (b)	4.95%	01/15/21	$1,501,617	$86,000	The Goldman Sachs Group, Inc., MTN	7.50%	02/15/19	$104,151
60,000	Health Care REIT, Inc.	5.25	01/15/22	66,196	100,000	The Goldman Sachs Group, Inc., MTN, Series B (h)	0.64	07/22/15	99,983
35,000	Health Care REIT, Inc.	6.50	03/15/41	42,778	1,500,000	The Goldman Sachs Group, Inc., Series D (b)	6.00	06/15/20	1,724,728
1,409,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	1,591,015	477,000	Thornburg Mortgage, Inc. (i)	8.00	05/15/13	81,391
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	599,025	15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (e)	6.75	09/02/19	18,052
175,000	International Lease Finance Corp. (e)	6.75	09/01/16	195,563	100,000	ZFS Finance USA Trust II (b)(e)(h)	6.45	12/15/65	108,500
500,000	iStar Financial, Inc.	6.05	04/15/15	523,750					40,304,815
150,000	JPMorgan Chase & Co.	4.50	01/24/22	161,980	Industrial - 0.1%
725,000	JPMorgan Chase Capital XIII, Series M (h)	1.18	09/30/34	607,187	1,000,000	Sydney Airport Finance Co Pty, Ltd. (e)	5.13	02/22/21	1,084,028
3,340,000	JPMorgan Chase Capital XXI, Series U (h)	1.19	02/02/37	2,647,317	125,000	Sydney Airport Finance Co. Pty, Ltd. (e)	3.90	03/22/23	122,500
450,000	JPMorgan Chase Capital XXIII (h)	1.24	05/15/47	346,500					1,206,528
700,000	Macquarie Bank, Ltd. (e)	6.63	04/07/21	793,112	Information Technology - 0.0%
90,000	Morgan Stanley	4.20	11/20/14	92,056	1,000,000	EarthLink Holdings Corp.	7.38	06/01/20	1,045,000
100,000	Morgan Stanley, MTN	6.00	05/13/14	100,619
250,000	Morgan Stanley, MTN (b)(h)	0.69	10/18/16	249,533	Materials - 0.0%
2,575,000	Nationwide Mutual Insurance Co. (b)(e)(h)	5.81	12/15/24	2,610,406	1,000,000	ArcelorMittal	4.25	02/25/15	1,023,750
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	2,327,640	65,000	Barrick Gold Corp. (b)	4.10	05/01/23	61,776
770,000	Raymond James Financial, Inc.	8.60	08/15/19	975,334					1,085,526
1,000,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (e)	3.38	05/01/16	1,010,000
900,000	Royal Bank of Scotland Group PLC	6.10	06/10/23	935,858	Telecommunication Services - 0.2%
1,600,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership	5.00	08/15/18	1,734,834	2,250,000	Clear Channel Communications, Inc.	5.50	09/15/14	2,266,875
355,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	406,197	2,100,000	DISH DBS Corp.	6.63	10/01/14	2,157,750
					500,000	FairPoint Communications, Inc. (e)	8.75	08/15/19	537,500
					1,000,000	Windstream Corp.	7.88	11/01/17	1,152,500
									6,114,625

					Utilities - 0.1%
					840,000	FirstEnergy Corp., Series A	2.75	03/15/18	838,229
					675,000	GenOn Americas Generation, LLC	8.50	10/01/21	648,000
					1,000,000	IPALCO Enterprises, Inc.	5.00	05/01/18	1,062,500
					150,000	Metropolitan Edison Co. (e)	3.50	03/15/23	144,409
					145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	171,173

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$115,000	PNM Resources, Inc.	9.25%	05/15/15	$125,926	$750,000	State of California	7.95%	03/01/36	$883,373
80,000	Public Service Co. of New Mexico	7.95	05/15/18	95,476					3,452,012
600,000	Sabine Pass LNG LP (e)	7.50	11/30/16	645,000	Illinois - 0.2%
				3,730,713	1,625,000	City of Chicago IL	6.05	01/01/29	1,647,409
Total Corporate Non-Convertible Bonds					85,000	State of Illinois (b)	4.35	06/01/18	90,074
(Cost $65,946,817)				71,586,892	1,000,000	State of Illinois	6.20	07/01/21	1,125,730
					2,105,000	State of Illinois (b)	4.95	06/01/23	2,200,251
Exchange Traded Notes - 0.0%					100,000	State of Illinois (b)	5.10	06/01/33	98,793
20,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b)			$310,370					5,162,257
	(Cost $948,087)				New York - 0.1%
					1,050,000	City of New York NY (b)	6.65	12/01/31	1,209,379
Foreign Government Bonds - 0.0%					1,025,000	New York City Water & Sewer System	6.49	06/15/42	1,136,008
220,000	Kommunalbanken AS (b)(e)(h)	0.23%	08/28/14	220,032					2,345,387
230,000	Kommuninvest I Sverige AB (b)(e)(h)	0.23	09/12/14	230,057	North Carolina - 0.1%
Total Foreign Government Bonds				450,089	1,800,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (h)	1.14	10/25/41	1,816,254
(Cost $450,000)
					Texas - 0.0%
Interest Only Bonds - 0.1%					100,000	City of Houston TX (b)	6.29	03/01/32	120,400
23,343,761	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (h)	0.55	04/15/40	518,696	Total Municipal Bonds
54,368,447	Residential Accredit Loans, Inc., Series 2006-QS11 AV (h)	0.33	08/25/36	745,038	(Cost $12,740,899)				12,896,310
26,373,723	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (h)	0.74	06/25/36	835,678	Municipal Demand Notes - 0.1%
59,529,580	Residential Accredit Loans, Inc., Series 2007-QS2 AV (h)	0.31	01/25/37	694,442	Arizona - 0.1%
59,773,396	Residential Accredit Loans, Inc., Series 2007-QS3 AV (h)	0.32	02/25/37	828,340	1,500,000	Arizona Health Facilities Authority (h)	0.98	01/01/37	1,203,960
Total Interest Only Bonds				3,622,194	Total Municipal Demand Notes
(Cost $2,084,452)					(Cost $1,133,653)				1,203,960
					Syndicated Loans - 0.1%
Municipal Bonds - 0.5%					1,000,000	Arch Coal, Inc. (h)	6.25	05/16/18	985,625
California - 0.1%					877,352	HCA, Inc. (h)	3.00	05/01/18	878,381
60,000	State of California	6.20	03/01/19	70,562	1,000,000	Southern Pacific (h)	11.00	03/31/19	1,015,000
2,065,000	State of California	5.70	11/01/21	2,413,820	1,000,000	Travelport, LLC (h)	9.50	01/31/16	1,037,916
70,000	State of California (b)	6.65	03/01/22	84,257	Total Syndicated Loans				3,916,922
					(Cost $3,845,141)
					U.S. Government & Agency Obligations - 1.0%
					Agency - 0.0%
					170,000	FFCB (b)(h)	0.18	09/14/16	170,092
					170,000	FFCB (b)(h)	0.21	02/27/17	170,169
					220,000	FHLB (b)(g)	0.75	05/26/28	213,710
									553,971

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Discount Note - 0.1%
$185,000	FHLB (b)(j)	0.06%	04/21/14	$184,998	$2,823,947	GNMA, Series 2010-4, Class SL (h)	6.25%	01/16/40	$426,512
715,000	FHLB (b)(j)	0.07	04/25/14	714,991					7,175,316
380,000	FHLB (b)(j)	0.07	05/16/14	379,991	Mortgage Securities - 0.4%
1,030,000	FHLB (b)(j)	0.07	05/21/14	1,029,971	182,097	FHLMC Gold Pool #A96411	4.00	01/01/41	189,798
745,000	FHLB (b)(j)	0.06	05/30/14	744,975	60,693	FHLMC Gold Pool #G01864 (b)	5.00	01/01/34	66,305
355,000	FHLMC (b)(j)	0.06	04/07/14	354,999	124,475	FHLMC Gold Pool #G05866	4.50	02/01/40	134,112
				3,409,925	156,312	FHLMC Gold Pool #G06361	4.00	03/01/41	163,051
Interest Only Bonds - 0.2%					54,499	FHLMC Gold Pool #G13475 (b)	6.00	01/01/24	59,846
4,288,261	FHLMC, Series 3262, Class KS (h)	6.26	01/15/37	514,080	8,303	FHLMC Gold Pool #H03161 (b)	6.50	08/01/37	9,007
6,566,044	FHLMC, Series 3271, Class SB (h)	5.90	02/15/37	799,776	205,292	FHLMC Gold Pool #Q20178	3.50	07/01/43	206,950
3,698,710	FHLMC, Series 3404, Class AS (h)	5.74	01/15/38	522,344	323,820	FHLMC Gold Pool #U90791	4.00	01/01/43	334,195
4,961,556	FHLMC, Series 4030, Class HS (h)	6.46	04/15/42	753,875	155,000	FHLMC Multifamily Structured Pass Through Certificates, Series K009 A2	3.81	08/25/20	166,089
3,216,643	FNMA, Series 2005-92, Class US (h)	5.95	10/25/25	387,290	175,000	FHLMC Multifamily Structured Pass Through Certificates, Series K010, Class A2 (b)	4.33	10/25/20	192,801
4,514,038	FNMA, Series 2006-125, Class SM (h)	7.05	01/25/37	826,974	215,000	FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2 (b)	2.37	05/25/22	205,768
327,981	FNMA, Series 2006-27, Class SH (b)(h)	6.55	04/25/36	49,710	12,494	FHLMC, Series 2433, Class SA (b)(h)	20.53	02/15/32	18,860
5,300,930	FNMA, Series 2007-52, Class LS (h)	5.90	06/25/37	691,298	1,978	FHLMC, Series 2929, Class PE (b)	5.00	05/15/33	1,977
1,279,142	FNMA, Series 2007-68, Class SC (h)	6.55	07/25/37	201,370	383,223	FHLMC, Series 3442, Class MT (h)	0.16	07/15/34	356,857
473,062	FNMA, Series 2007-77, Class SK (b)(h)	5.72	08/25/37	59,396	215,000	FNCI25 - FNMA TBA	2.50	04/15/29	214,899
5,366,808	FNMA, Series 2009-115, Class SB (h)	6.10	01/25/40	731,821	270,000	FNCI3 - FNMA TBA	3.00	04/15/29	277,425
1,259,997	FNMA, Series 2010-35, Class IA	5.00	07/25/38	51,858	35,000	FNCI3 - FNMA TBA	3.00	04/15/29	35,963
2,507,513	GNMA, Series 2007-78, Class SG (h)	6.38	12/20/37	385,195	235,000	FNCI35 - FNMA TBA	3.50	04/15/29	246,456
3,673,641	GNMA, Series 2008-51, Class GS (h)	6.08	06/16/38	617,633
300,335	GNMA, Series 2009-106, Class KS (b)(h)	6.24	11/20/39	45,457
591,007	GNMA, Series 2010-158, Class EI (b)	4.00	12/16/25	75,598
215,754	GNMA, Series 2010-4, Class NS (h)	6.24	01/16/40	35,129

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$575,000	FNCL3 - FNMA TBA	3.00%	04/15/44	$555,145	$160,327	FNMA Pool #AJ0764	4.50%	09/01/41	$171,405
5,000	FNCL3 - FNMA TBA	3.00	04/15/44	4,827	237,887	FNMA Pool #AL0149	4.00	02/01/41	247,921
290,000	FNCL3 - FNMA TBA	3.00	04/15/44	279,986	129,857	FNMA Pool #AL0851	6.00	10/01/40	144,785
235,000	FNCL35 - FNMA TBA	3.50	04/15/44	236,469	211,193	FNMA Pool #AL3306	2.46	04/01/23	203,244
275,000	FNCL35 - FNMA TBA	3.50	04/15/44	276,719	415,709	FNMA Pool #MA1527	3.00	08/01/33	415,141
15,000	FNCL4 - FNMA TBA	4.00	04/15/44	15,595	311,725	FNMA Pool #MA1608	3.50	10/01/33	320,934
315,000	FNCL4 - FNMA TBA	4.00	04/15/44	327,502	37,508	FNMA, Series 2001-52, Class YZ (b)	6.50	10/25/31	42,063
380,000	FNCL4 - FNMA TBA	4.00	04/15/44	395,081	17,507	FNMA, Series 2001-81, Class QG (b)	6.50	01/25/32	19,384
345,000	FNCL4 - FNMA TBA	4.00	04/15/44	358,692	603,123	FNMA, Series 2003-64, Class KS (h)	9.44	07/25/18	658,495
70,000	FNCL45 - FNMA TBA	4.50	04/15/44	74,692	142,929	FNMA, Series 2006-4, Class WE	4.50	02/25/36	152,933
230,000	FNCL45 - FNMA TBA	4.50	04/15/44	245,417	180,000	FNMA, Series 2013-M7, Class A2	2.28	12/27/22	179,867
65,709	FNMA Pool #545639 (b)	6.50	04/01/32	74,973	200,000	G2SF35 - GNMA TBA	3.50	04/15/44	204,156
2,772	FNMA Pool #673743 (b)(h)	2.63	11/01/32	2,819	245,000	G2SF45 - GNMA TBA	4.50	04/15/44	264,179
99,921	FNMA Pool #734922	4.50	09/01/33	106,973	7,100	GNMA II Pool #080610 (b)(h)	1.63	06/20/32	7,393
51,146	FNMA Pool #735646	4.50	07/01/20	54,316	20,899	GNMA II Pool #081136 (b)(h)	2.13	11/20/34	21,858
44,003	FNMA Pool #735861 (b)	6.50	09/01/33	50,192	21,804	GNMA II Pool #081432 (b)(h)	1.63	08/20/35	22,679
36,631	FNMA Pool #735881 (b)	6.00	11/01/34	41,353	19,314	GNMA II Pool #081435 (b)(h)	1.63	08/20/35	20,088
18,602	FNMA Pool #764388 (b)(h)	3.88	03/01/34	19,896					10,698,079
60,947	FNMA Pool #776708 (b)	5.00	05/01/34	67,383
85,650	FNMA Pool #888219	5.50	03/01/37	94,657	U.S. Treasury Securities - 0.3%
21,959	FNMA Pool #895606 (b)(h)	5.78	06/01/36	23,630	62,000	U.S. Treasury Bill (k)	0.06	04/24/14	61,999
105,823	FNMA Pool #897164	6.50	08/01/36	120,580	405,000	U.S. Treasury Bond (b)	3.75	11/15/43	419,365
156,371	FNMA Pool #962723	5.50	04/01/38	174,410	607,997	U.S. Treasury Inflation Indexed Bond (b)	2.00	07/15/14	618,279
224,600	FNMA Pool #963997	5.50	06/01/38	250,650	1,419,227	U.S. Treasury Inflation Indexed Bond (b)	0.50	04/15/15	1,449,117
35,819	FNMA Pool #974148	5.50	02/01/38	39,551	524,507	U.S. Treasury Inflation Indexed Bond (b)	0.13	04/15/16	539,099
153,184	FNMA Pool #AB1613	4.00	10/01/40	159,837	473,685	U.S. Treasury Inflation Indexed Bond (b)	0.13	04/15/17	482,708
161,438	FNMA Pool #AB3864	3.50	11/01/41	162,765	222,596	U.S. Treasury Inflation Indexed Bond (b)	0.13	04/15/18	227,875
139,023	FNMA Pool #AD0791 (b)	4.76	02/01/20	156,165
161,662	FNMA Pool #AE0600 (b)	3.98	11/01/20	174,767
157,900	FNMA Pool #AE0605 (b)	4.67	07/01/20	176,153

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$245,872	U.S. Treasury Inflation Indexed Bond (b)	1.38%	02/15/44	$251,507	$500,000	Mohawk Industries, Inc. (k)	0.50%	04/16/14	$499,896
115,000	U.S. Treasury Note (b)	1.63	03/31/19	114,421	320,000	National Rural Utilities (b)(k)	0.10	04/15/14	319,987
665,000	U.S. Treasury Note (b)	2.13	01/31/21	658,557	2,000,000	PPL Energy Supply, Inc. (k)	0.45	04/01/14	2,000,000
2,135,000	U.S. Treasury Note (b)	2.75	02/15/24	2,139,838	2,135,000	Textron, Inc. (k)	0.51	04/02/14	2,134,970
				6,962,765	Total Commercial Paper
Total U.S. Government & Agency Obligations					(Cost $6,954,828)				6,954,828
(Cost $25,959,998)				28,800,056	Total Short-Term Investments
Total Fixed Income Securities					(Cost $6,954,828)				6,954,828
(Cost $696,683,550)				791,802,765		Security	Strike	Exp.
	Security				Contracts	Description	Price	Date	Value
Shares	Description			Value	Purchased Options - 1.6%
Rights - 0.0%					Call Options Purchased - 0.7%
150,000	Comdisco Holding Co., Inc. (a)(l)			10,500	217	Facebook, Inc.	$60.00	04/14	28,210
Total Rights					2,985	General Motors Co.	20.00	01/15	4,358,100
(Cost $43,782)				10,500	516	Johnson & Johnson	55.00	01/15	2,229,120
Investment Companies - 9.1%					3,476	Parkervision, Inc.	7.00	10/14	165,110
37,632	BlackRock Credit Allocation Income Trust			508,785	4,346	Powershares DB U.S. Dollar Index Bullish Fund	22.00	09/14	78,228
61,990	BlackRock Floating Rate Income Trust			882,738	8,480	SPDR S&P 500 ETF Trust	210.00	01/15	771,680
71,620	DoubleLine Income Solutions Fund			1,519,776	9,772	SPDR S&P 500 ETF Trust	183.00	01/15	10,807,832
55,320	DoubleLine Opportunistic Credit Fund			1,280,658	Total Call Options Purchased
69,698	Eaton Vance Limited Duration Income Fund			1,062,895	(Premiums Paid $15,721,712)				18,438,280
125,350	Invesco Senior Income Trust			629,257
21,000	iShares Barclays TIPS Bond ETF			2,354,100	Put Options Purchased - 0.9%
41,200	Montgomery Street Income Securities, Inc.			662,908	152	Amedisys, Inc.	15.00	06/14	21,432
70,200	Nuveen Credit Strategies Income Fund			667,602	108	Angie's List, Inc.	17.50	05/14	57,348
92,598	PCM Fund, Inc.			1,127,844	283	BE Aerospace, Inc.	70.00	10/14	43,158
57,500	PIMCO Dynamic Credit Income Fund			1,299,500	868	Canadian Solar, Inc.	25.00	04/14	13,020
45,200	PIMCO Dynamic Income Fund			1,370,464	74	Chipotle Mexican Grill	540.00	01/15	351,870
38,380	PIMCO Income Opportunity Fund			1,083,467	1,520	Citigroup, Inc.	40.00	09/14	89,680
98,012	PIMCO Income Strategy Fund II			1,019,325	4,343	Citigroup, Inc.	30.00	09/14	34,744
5,000	ProShares UltraShort 20+ Year Treasury (a)(b)			337,750	869	Deutsche Bank AG	40.00	10/14	158,592
1,257,062	SPDR S&P 500 ETF Trust (b)(c)(d)			235,120,876	869	iShares FTSE China 25 Index Fund	32.50	06/14	38,671
27,400	Western Asset Mortgage Defined Opportunity Fund, Inc.			632,666	3,694	iShares iBoxx High Yield Fund	90.00	09/14	543,018
Total Investment Companies					651	iShares Russell 2000 ETF	110.00	06/14	140,942
(Cost $161,163,452)				251,560,611	4,292	iShares Russell 2000 ETF	90.00	12/14	802,604
	Security				273	SPDR S&P 500 ETF Trust	180.00	06/14	73,164
Principal	Description	Rate	Maturity	Value	19,327	SPDR S&P 500 ETF Trust	183.00	01/15	17,790,503
Short-Term Investments - 0.3%					9,663	SPDR S&P 500 ETF Trust	165.00	01/15	4,155,090
Commercial Paper - 0.3%
$2,000,000	Mohawk Industries, Inc. (k)	0.45%	04/02/14	1,999,975

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
12,329	SPDR S&P 500 ETF Trust	$130.00	01/15	$1,128,103
12,663	SPDR S&P 500 ETF Trust	90.00	01/15	151,956
633	Whole Foods Market, Inc.	45.25	01/15	170,277
217	Yum! Brands, Inc.	65.00	10/14	37,107
Total Put Options Purchased
(Premiums Paid $32,977,472)				25,801,279
Total Purchased Options
(Premiums Paid $48,699,184)				44,239,559
Total Long Positions - 77.2%
(Cost $1,691,153,599)*				$2,134,763,254
Total Short Positions - (29.1)%
(Cost $(774,982,543))*				(802,988,959)
Total Written Options - (1.1)%
(Premiums Received $(34,736,623))*				(30,154,358)
Other Assets & Liabilities, Net – 53.0%				1,462,643,206
Net Assets – 100.0%				$2,764,263,143

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
Short Positions - (29.1)%			(22,383)	Vector Group, Ltd.	$(482,130)
Common Stock - (27.6)%			(10,355)	Vera Bradley, Inc.	(279,481)
Consumer Discretionary - (5.7)%			(9,812)	Vitamin Shoppe, Inc.	(466,266)
(6,717)	Buffalo Wild Wings, Inc.	$(1,000,161)	(313,400)	Wabash National Corp.	(4,312,384)
(39,548)	Callaway Golf Co.	(404,181)	(15,790)	WESCO International, Inc.	(1,314,044)
(11,037)	Chico's FAS, Inc.	(176,923)	(104,200)	Yum! Brands, Inc.	(7,855,638)
(6,463)	Deckers Outdoor Corp.	(515,295)			(158,301,152)
(117,600)	Dick's Sporting Goods, Inc.	(6,422,136)	Consumer Staples - (1.4)%
(11,098)	Dorman Products, Inc.	(655,448)	(323,332)	Albany Molecular Research, Inc.	(6,010,742)
(26,371)	Equinix, Inc.	(4,874,416)	(49,798)	Amedisys, Inc.	(741,492)
(20,000)	Exide Technologies	(4,600)	(431,500)	Array BioPharma, Inc.	(2,028,050)
(5,108)	FactSet Research Systems, Inc.	(550,694)	(16,562)	Ascent Capital Group, Inc., Class A	(1,251,259)
(7,828)	Family Dollar Stores, Inc.	(454,102)	(7,174)	Bunge, Ltd.	(570,405)
(170,500)	Fastenal Co.	(8,409,060)	(56,100)	Carriage Services, Inc.	(1,023,264)
(600,500)	Ford Motor Co.	(9,367,800)	(3,392)	Chiquita Brands International, Inc.	(42,230)
(68,500)	Fossil Group, Inc.	(7,987,785)	(33,802)	Ctrip.com International, Ltd., ADR	(1,704,297)
(48,430)	FTI Consulting, Inc.	(1,614,656)	(143,191)	Emergent Biosolutions, Inc.	(3,618,437)
(8,251)	Genesco, Inc.	(615,277)	(83,000)	Endologix, Inc.	(1,068,210)
(99,000)	Genuine Parts Co.	(8,598,150)	(297,516)	Healthways, Inc.	(5,099,424)
(147,650)	Harley-Davidson, Inc.	(9,834,967)	(29,300)	Keurig Green Mountain, Inc.	(3,093,787)
(31,715)	Home Inns & Hotels Management, Inc., ADR	(1,024,077)	(18,793)	LifeLock, Inc.	(321,548)
(20,294)	Iconix Brand Group, Inc.	(796,945)	(9,110)	On Assignment, Inc.	(351,555)
(7,592)	iRobot Corp.	(311,652)	(11,803)	Post Holdings, Inc.	(650,581)
(297,404)	JAKKS Pacific, Inc.	(2,147,257)	(90,848)	Protalix BioTherapeutics, Inc.	(416,084)
(2,595)	Jarden Corp.	(155,259)	(8,345)	Questcor Pharmaceuticals, Inc.	(541,841)
(180,750)	Johnson Controls, Inc.	(8,553,090)	(12,564)	ServiceSource International, Inc.	(106,040)
(11,287)	KB Home	(191,766)	(208,541)	Spectrum Pharmaceuticals, Inc.	(1,634,962)
(39,400)	L Brands, Inc.	(2,236,738)	(105,800)	The Estee Lauder Cos., Inc., Class A	(7,075,904)
(18,455)	Lennar Corp., Class A	(731,187)	(19,099)	Universal Corp.	(1,067,443)
(2,194)	Lululemon Athletica, Inc.	(115,383)			(38,417,555)
(135,000)	M/I Homes, Inc.	(3,026,700)	Energy - (0.6)%
(7,095)	Meritage Homes Corp.	(297,139)	(21,268)	Alon USA Energy, Inc.	(317,744)
(51,492)	Meritor, Inc.	(630,777)	(70,967)	BPZ Resources, Inc.	(225,675)
(23,375)	Multimedia Games Holding Co., Inc.	(678,810)	(30,042)	Chesapeake Energy Corp.	(769,676)
(38,429)	Navistar International Corp.	(1,301,590)	(53,080)	Clean Energy Fuels Corp.	(474,535)
(2,173)	Netflix, Inc.	(764,961)	(8,866)	Cobalt International Energy, Inc.	(162,425)
(28,400)	Nordstrom, Inc.	(1,773,580)	(26,327)	Emerald Oil, Inc.	(176,917)
(24,100)	Nu Skin Enterprises, Inc., Class A	(1,996,685)	(26,463)	Energy XXI Bermuda, Ltd.	(623,733)
(4,643)	Panera Bread Co., Class A	(819,350)	(13,311)	Goodrich Petroleum Corp.	(210,580)
(11,805)	PetSmart, Inc.	(813,246)	(254,509)	Green Plains Renewable Energy, Inc.	(7,625,090)
(50,500)	Polaris Industries, Inc.	(7,055,355)	(34,449)	JinkoSolar Holding Co., Ltd., ADR	(962,850)
(31,724)	Popeyes Louisiana Kitchen, Inc.	(1,289,263)	(52,971)	Newpark Resources, Inc.	(606,518)
(3,600)	priceline.com, Inc.	(4,290,804)	(72,930)	Penn Virginia Corp.	(1,275,546)
(61,650)	PriceSmart, Inc.	(6,222,335)	(52,126)	Sanchez Energy Corp.	(1,544,493)
(48,650)	Rackspace Hosting, Inc.	(1,596,693)	(65,565)	SandRidge Energy, Inc.	(402,569)
(65,424)	Red Robin Gourmet Burgers, Inc.	(4,689,592)	(12,101)	SolarCity Corp.	(757,765)
(30,412)	Regis Corp.	(416,644)	(32,969)	Solazyme, Inc.	(382,770)
(7,088)	Sears Holdings Corp.	(338,523)	(302,748)	Vantage Drilling Co.	(517,699)
(4,342)	SeaWorld Entertainment, Inc.	(131,259)			(17,036,585)
(18,600)	Signet Jewelers, Ltd.	(1,968,996)	Financial - (8.4)%
(271,500)	Southwest Airlines Co.	(6,410,115)	(2,884)	Affiliated Managers Group, Inc.	(576,944)
(28,414)	Standard Pacific Corp.	(236,120)	(10,574,000)	Agricultural Bank of China, Ltd., Class H	(4,607,764)
(80,976)	Steinhoff International Holdings, Ltd.	(397,141)	(3,818)	Alexandria Real Estate Equities, Inc. REIT	(277,034)
(2,708)	Tesla Motors, Inc.	(564,483)	(173,777)	Allianz SE, ADR	(2,928,142)
(16,166)	The Buckle, Inc.	(740,403)	(19,925)	American Residential Properties, Inc. REIT	(358,251)
(68,180)	The Home Depot, Inc.	(5,395,083)	(17,036)	AmTrust Financial Services, Inc.	(640,724)
(18,071)	The Ryland Group, Inc.	(721,575)	(1,356,679)	Banco Santander SA, ADR	(12,996,985)
(1,305)	Time Warner Cable, Inc.	(179,020)	(620,820)	Bank of America Corp.	(10,678,104)
(20,500)	Titan Machinery, Inc.	(321,235)
(13,600)	Ulta Salon Cosmetics & Fragrance, Inc.	(1,325,728)
(73,900)	Under Armour, Inc., Class A	(8,471,896)
(7,489)	United Continental Holdings, Inc.	(334,234)
(15,653)	United Stationers, Inc.	(642,869)

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
(11,041,000)	Bank of China, Ltd., Class H	$(4,896,672)	(4,346)	Vertex Pharmaceuticals, Inc.	$(307,349)
(7,165,000)	Bank of Communications Co., Ltd., Class H	(4,683,369)	(18,300)	Vivus, Inc.	(108,702)
(685,102)	Barclays PLC, ADR	(10,756,101)	(55,665)	Volcano Corp.	(1,097,157)
(244,000)	BB&T Corp.	(9,801,480)	(29,079)	Wright Medical Group, Inc.	(903,485)
(13,032)	Canadian Imperial Bank of Commerce	(1,123,228)			(22,202,578)
(966,116)	CBIZ, Inc.	(8,849,623)	Industrial - (5.7)%
(9,064,000)	China CITIC Bank Corp., Ltd., Class H	(5,223,500)	(39,100)	AAR Corp.	(1,014,645)
(6,749,000)	China Construction Bank Corp., Class H	(4,724,692)	(10,400)	Aecon Group, Inc.	(161,903)
(2,567,000)	China Merchants Bank Co., Ltd., Class H	(4,653,132)	(20,571)	Aegean Marine Petroleum Network, Inc.	(202,830)
(223,500)	Citigroup, Inc.	(10,638,600)	(219,800)	Altra Industrial Motion Corp.	(7,846,860)
(347,865)	Deutsche Bank AG	(15,594,788)	(324,100)	Atlas Copco AB, Class A	(9,348,990)
(1,690)	DFC Global Corp.	(14,923)	(35,655)	Briggs & Stratton Corp.	(793,324)
(204,451)	Encore Capital Group, Inc.	(9,343,411)	(21,700)	Bristow Group, Inc.	(1,638,784)
(320,000)	Erste Group Bank AG	(10,933,027)	(22,600)	Canadian Solar, Inc.	(724,104)
(17,378)	Financial Engines, Inc.	(882,455)	(74,058)	Caterpillar, Inc.	(7,359,144)
(38,342)	Forest City Enterprises, Inc., Class A	(732,332)	(86,893)	Cemex SAB de CV, ADR	(1,097,459)
(199,655)	Forestar Group, Inc.	(3,553,859)	(158,100)	Colfax Corp.	(11,277,273)
(116,735)	FXCM, Inc., Class A	(1,724,176)	(11,149)	Deere & Co.	(1,012,329)
(307,372)	Gain Capital Holdings, Inc.	(3,322,691)	(218,800)	Donaldson Co., Inc.	(9,277,120)
(1,563,909)	Grupo Financiero Banorte SAB de CV, Class O	(10,576,196)	(122,407)	Eaton Corp. PLC	(9,195,214)
(11,181)	Health Care REIT, Inc.	(666,388)	(153,775)	Emerson Electric Co.	(10,272,170)
(7,607,000)	Industrial & Commercial Bank of China, Ltd., Class H	(4,678,062)	(4,250)	Fluidigm Corp.	(187,298)
(55,742)	iStar Financial, Inc., REIT	(822,752)	(119,425)	Fluor Corp.	(9,282,905)
(5,346)	KeyCorp	(76,127)	(14,200)	Genco Shipping & Trading, Ltd.	(24,992)
(858)	Leucadia National Corp.	(24,024)	(38,828)	General Cable Corp.	(994,385)
(263,903)	Meadowbrook Insurance Group, Inc.	(1,538,554)	(363,700)	General Electric Co.	(9,416,193)
(1)	MetLife, Inc.	(53)	(71,436)	GrafTech International, Ltd.	(780,081)
(12,859)	MGIC Investment Corp.	(109,559)	(190,950)	Greif, Inc., Class A	(10,022,966)
(7,113)	Moody's Corp.	(564,203)	(260,345)	Griffon Corp.	(3,108,519)
(781,000)	Nordea Bank AB	(11,077,330)	(11,164)	Haynes International, Inc.	(602,856)
(38,411)	OFG Bancorp	(660,285)	(230,631)	Kaman Corp.	(9,382,069)
(665,500)	OTP Bank PLC	(12,745,256)	(97,255)	Layne Christensen Co.	(1,769,068)
(45,600)	Plum Creek Timber Co., Inc. REIT	(1,917,024)	(6,197)	Lindsay Corp.	(546,451)
(7,202)	Portfolio Recovery Associates, Inc.	(416,708)	(13,038)	Lockheed Martin Corp.	(2,128,323)
(39,835)	Radian Group, Inc.	(598,720)	(4,343)	Nordson Corp.	(306,138)
(128,200)	Royal Bank of Canada	(8,459,918)	(26,369)	PHH Corp.	(681,375)
(372,000)	Swedbank AB, Class A	(9,983,530)	(54,300)	RTI International Metals, Inc.	(1,508,454)
(21,729)	The NASDAQ OMX Group, Inc.	(802,669)	(408,700)	Sandvik AB	(5,774,704)
(11,305)	Walter Investment Management Corp. REIT	(337,228)	(309,300)	SKF AB, Class B	(7,918,516)
(204,300)	Wells Fargo & Co.	(10,161,882)	(25,448)	Smith & Wesson Holding Corp.	(372,050)
(290,700)	Weyerhaeuser Co. REIT	(8,532,045)	(204,838)	TTM Technologies, Inc.	(1,730,881)
(23,195)	Wintrust Financial Corp.	(1,128,669)	(122,209)	UTi Worldwide, Inc.	(1,294,193)
		(230,393,189)	(64,900)	Valmont Industries, Inc.	(9,659,716)
Healthcare - (0.8)%			(256,575)	Vishay Intertechnology, Inc.	(3,817,836)
(311,800)	Accuray, Inc.	(2,993,280)	(80,000)	Wartsila OYJ Abp	(4,345,658)
(15,739)	Alere, Inc.	(540,635)			(156,877,776)
(21,149)	Allscripts Healthcare Solutions, Inc.	(381,316)	Information Technology - (2.7)%
(126,132)	AMAG Pharmaceuticals, Inc.	(2,440,654)	(12,646)	ACI Worldwide, Inc.	(748,517)
(4,346)	BioMarin Pharmaceutical, Inc.	(296,441)	(43,800)	Akamai Technologies, Inc.	(2,549,598)
(11,874)	Cubist Pharmaceuticals, Inc.	(868,583)	(111,000)	Autodesk, Inc.	(5,458,980)
(12,415)	HealthSouth Corp.	(446,071)	(10,811)	Bottomline Technologies (de), Inc.	(380,007)
(2,108)	Illumina, Inc.	(313,375)	(222,982)	Cadence Design Systems, Inc.	(3,465,140)
(37,600)	Incyte Corp., Ltd.	(2,012,352)	(20,975)	Castlight Health, Inc., Class B	(445,089)
(119,100)	Molina Healthcare, Inc.	(4,473,396)	(24,917)	CGI Group, Inc., Class A	(770,434)
(18,543)	Omnicare, Inc.	(1,106,461)	(206,727)	Ciena Corp.	(4,700,972)
(2,173)	Regeneron Pharmaceuticals, Inc.	(652,508)	(73,562)	Cornerstone OnDemand, Inc.	(3,521,413)
(13,524)	The Medicines Co.	(384,352)	(10,211)	Diebold, Inc.	(407,317)
(92,969)	Theravance, Inc.	(2,876,461)	(41,001)	Digital River, Inc.	(714,647)
			(746,119)	GT Advanced Technologies, Inc.	(12,721,329)
			(9,175)	Lam Research Corp.	(504,625)
			(15,859)	Lexmark International, Inc., Class A	(734,113)

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
(59,178)	LivePerson, Inc.	$(714,278)	Investment Companies - (1.5)%
(6,593)	Medidata Solutions, Inc.	(358,264)	(187,494)	iShares Russell 2000 ETF	$(21,813,052)
(198,100)	Mentor Graphics Corp.	(4,362,162)	(108,649)	SPDR S&P 500 ETF Trust	(20,321,709)
(10,704)	Microchip Technology, Inc.	(511,223)	Total Investment Companies
(1,025,445)	Photronics, Inc.	(8,747,046)	(Proceeds $(42,264,057))		(42,134,761)
(6,546)	Proofpoint, Inc.	(242,726)	Total Short Positions - (29.1)%
(12,764)	Qlik Technologies, Inc.	(339,395)	(Proceeds $(774,982,543))		$(802,988,959)
(1,995,512)	Quantum Corp.	(2,434,525)
(37,850)	Radisys Corp.	(135,881)
(215,861)	Rudolph Technologies, Inc.	(2,462,974)
(6,038)	SanDisk Corp.	(490,225)
(116,300)	SAP AG, ADR	(9,456,353)
(3,308)	ServiceNow, Inc.	(198,215)
(34,212)	Spansion, Inc., Class A	(595,973)
(45,304)	SunEdison, Inc.	(853,527)
(207,529)	Take-Two Interactive Software, Inc.	(4,551,111)
(3,739)	The Dun & Bradstreet Corp.	(371,470)
(16,744)	VeriSign, Inc.	(902,669)
		(74,850,198)
Materials - (1.2)%
(34,010)	ArcelorMittal, ADR	(549,262)
(90,642)	B2Gold Corp.	(243,827)
(87,625)	BHP Billiton, Ltd., ADR	(5,938,346)
(362,021)	Horsehead Holding Corp.	(6,089,193)
(1,997,621)	Mexichem SAB de CV	(7,038,456)
(4,343)	Reliance Steel & Aluminum Co.	(306,876)
(112,550)	Rio Tinto PLC, ADR	(6,283,667)
(1,768)	Sesa Sterlite, Ltd., ADR	(21,959)
(224,281)	Silver Standard Resources, Inc.	(2,227,110)
(60,900)	Steel Dynamics, Inc.	(1,083,411)
(50,922)	Stillwater Mining Co.	(754,155)
(29,700)	The Dow Chemical Co.	(1,443,123)
(12,931)	United States Steel Corp.	(357,025)
(4,691)	US Silica Holdings, Inc.	(179,055)
		(32,515,465)
Telecommunication Services - (1.1)%
(38,801)	Alaska Communications Systems Group, Inc.	(74,886)
(134,374)	Alcatel-Lucent	(529,814)
(326,546)	Blucora, Inc.	(6,429,691)
(26,600)	Comtech Telecommunications Corp.	(847,476)
(162,300)	Dealertrack Technologies, Inc.	(7,983,537)
(11,043)	HomeAway, Inc.	(415,990)
(155,131)	Infinera Corp.	(1,408,589)
(7,500)	InterDigital, Inc.	(248,325)
(57,819)	Iridium Communications, Inc.	(434,221)
(207,489)	ModusLink Global Solutions, Inc.	(877,678)
(185,693)	Move, Inc.	(2,146,611)
(4,842)	Qihoo 360 Technology Co., Ltd., ADR	(482,166)
(1,860)	SINA Corp.	(112,363)
(3,019)	SouFun Holdings, Ltd., ADR	(206,560)
(5,400)	Time Warner, Inc.	(352,782)
(2,169)	Vipshop Holdings, Ltd., ADR	(323,832)
(142,700)	Web.com Group, Inc.	(4,856,081)
(50,296)	WebMD Health Corp.	(2,082,254)
(4,119)	Yahoo!, Inc.	(147,872)
(9,903)	Yandex NV, Class A	(298,972)
		(30,259,700)
Total Common Stock
(Proceeds $(732,718,486))		(760,854,198)

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2014

	Security	Strike	Exp.			Security	Strike	Exp.
Contracts	Description	Price	Date	Value	Contracts	Description	Price	Date	Value
Written Options - (1.1)%					Put Options Written - (0.5)%
Call Options Written - (0.6)%					(418)	Abbott Laboratories	$35.00	01/15	$(62,700)
(418)	Abbott Laboratories	$42.00	01/15	$(44,726)	(654)	Accenture PLC	72.50	01/15	(235,440)
(654)	Accenture PLC	87.50	01/15	(147,150)	(400)	American Express Co.	80.00	01/15	(126,000)
(400)	American Express Co.	97.50	01/15	(133,200)	(1,335)	American International Group, Inc.	45.00	01/15	(301,710)
(1,335)	American International Group, Inc.	60.00	01/15	(132,165)	(136)	Apple, Inc.	490.00	01/15	(365,840)
(3,077)	Bank of America Corp.	20.00	01/15	(166,158)	(3,077)	Bank of America Corp.	15.00	01/15	(206,159)
(949)	Bed Bath & Beyond, Inc.	75.00	01/15	(322,660)	(949)	Bed Bath & Beyond, Inc.	60.00	01/15	(219,219)
(1,252)	Berkshire Hathaway, Inc., Class B	125.00	01/15	(845,100)	(1,252)	Berkshire Hathaway, Inc., Class B	105.00	01/15	(185,296)
(792)	CarMax, Inc.	50.00	01/15	(245,520)	(792)	CarMax, Inc.	40.00	01/15	(140,580)
(37)	Chipotle Mexican Grill	580.00	01/15	(209,050)	(74)	Chipotle Mexican Grill	490.00	01/15	(215,710)
(738)	Coach, Inc.	62.50	01/15	(53,505)	(738)	Coach, Inc.	45.00	01/15	(202,950)
(2,163)	Corning, Inc.	22.00	01/15	(263,886)	(2,163)	Corning, Inc.	15.00	01/15	(62,727)
(848)	CVS Caremark Corp.	75.00	01/15	(398,560)	(848)	CVS Caremark Corp.	62.50	01/15	(114,904)
(763)	DIRECTV	77.50	01/15	(511,210)	(688)	Darden Restaurants, Inc.	42.00	04/15	(688)
(772)	Expeditors International of Washington, Inc.	47.50	01/15	(55,970)	(463)	Deere & Co.	80.00	01/15	(118,528)
(1,752)	General Motors Co.	45.00	01/15	(98,112)	(763)	DIRECTV	62.50	01/15	(178,161)
(32)	Google, Inc., Class A	1,230.00	01/15	(177,280)	(772)	Expeditors International of Washington, Inc.	37.50	01/15	(189,140)
(2,907)	Hertz Global Holdings, Inc.	30.00	01/15	(558,144)	(1,752)	General Motors Co.	35.00	01/15	(692,040)
(13,546)	iShares Russell 2000 ETF	130.00	01/15	(2,736,292)	(32)	Google, Inc., Class A	1,010.00	01/15	(162,880)
(259)	Johnson & Johnson	100.00	01/15	(93,240)	(2,907)	Hertz Global Holdings, Inc.	22.00	01/15	(392,445)
(1,073)	JPMorgan Chase & Co.	65.00	01/15	(229,622)	(3,477)	iShares iBoxx High Yield Fund	85.00	09/15	(198,189)
(1,214)	Kohl's Corp.	62.50	01/15	(264,045)	(259)	Johnson & Johnson	82.50	01/15	(34,577)
(9,772)	SPDR S&P 500 ETF Trust	192.00	01/15	(5,902,288)	(1,073)	JPMorgan Chase & Co.	52.50	01/15	(207,625)
(921)	Target Corp.	67.50	01/15	(108,678)	(293)	Keurig Green Mountain, Inc.	100.00	01/15	(514,215)
(1,591)	The Bank of New York Mellon Corp.	40.00	01/15	(130,462)	(293)	Keurig Green Mountain, Inc.	55.00	01/15	(61,530)
(438)	The Boeing Co.	150.00	01/15	(97,236)	(1,214)	Kohl's Corp.	45.00	01/15	(151,750)
(710)	The Coca-Cola Co.	45.00	01/15	(16,330)	(2,535)	Microsoft Corp.	28.00	01/15	(68,445)
(367)	The Walt Disney Co.	85.00	01/15	(159,645)	(330)	QUALCOMM, Inc.	65.00	01/15	(51,480)
(206)	United Parcel Service, Inc., Class B	110.00	01/15	(19,364)	(28,302)	Sirius XM Holdings, Inc.	3.50	01/15	(1,669,818)
(1,213)	Walgreen Co.	65.00	01/15	(721,735)	(28,990)	SPDR S&P 500 ETF Trust	146.00	01/15	(5,464,615)
(781)	Wal-Mart Stores, Inc.	85.00	01/15	(62,480)	(282)	Stanley Black & Decker, Inc.	70.00	01/15	(91,650)
(605)	Weight Watchers International, Inc.	45.00	01/15	(605)	(921)	Target Corp.	55.00	01/15	(207,225)
(1,054)	Wells Fargo & Co.	50.00	01/15	(270,878)	(1,591)	The Bank of New York Mellon Corp.	30.00	01/15	(152,736)
(633)	Whole Foods Market, Inc.	60.00	01/15	(110,775)	(438)	The Boeing Co.	125.00	01/15	(469,755)
Total Call Options Written					(710)	The Coca-Cola Co.	35.00	01/15	(70,290)
(Premiums Received $(16,192,614))				(15,286,071)	(367)	The Walt Disney Co.	65.00	01/15	(71,565)

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2014

	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
(206)	United Parcel Service, Inc., Class B	$90.00	01/15	$(63,860)
(1,213)	Walgreen Co.	52.50	01/15	(163,755)
(781)	Wal-Mart Stores, Inc.	70.00	01/15	(149,952)
(605)	Weight Watchers International, Inc.	30.00	01/15	(756,250)
(1,054)	Wells Fargo & Co.	40.00	01/15	(75,888)
Total Put Options Written
(Premiums Received $(18,544,009))				(14,868,287)
Total Written Options - (1.1)%
(Premiums Received $(34,736,623))				$(30,154,358)

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2014

ADR	American Depositary Receipt	(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $272,269,029 or 9.8% of net assets.
BKNT	Bank Note	(f)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $11,563,974 or 0.4% of net assets.
ETF	Exchange Traded Fund	(g)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2014.
ETN	Exchange Traded Note	(h)	Variable rate security. Rate presented is as of March 31, 2014.
FHLB	Federal Home Loan Bank	(i)	Security is currently in default and is on scheduled interest or principal payment.
FHLMC	Federal Home Loan Mortgage Corporation	(j)	Zero coupon bond. Interest rate presented is yield to maturity.
FNMA	Federal National Mortgage Association	(k)	Rate presented is yield to maturity.
GNMA	Government National Mortgage Association	(l)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Subject to call option written by the Fund.
(d)	Subject to put option written by the Fund.

At March 31, 2014, the Fund held the following credit default swap agreement:

Credit Default Swap – Sell Protection

Counterparty	Reference Entity / Obligation	Receive Rate	Termination Date	Credit Spread as of 03/31/14 (1)	Notional Amount	Net Unrealized Appreciation
Barclays Capital, Inc.	INDEX CDX HY CDS	5.00%	06/20/17	2.28%	$(990,000)	$133,659

(1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

At March 31, 2014, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
3	U.S. 10-year Note Future	06/19/14	$372,194	$(1,694)
7	U.S. 5-year Note Future	06/30/14	836,445	(3,773)
6	U.S. Ultra Bond Future	06/19/14	844,762	22,051
(800)	Euro FX Currency Future	06/16/14	(139,016,800)	1,276,800
(6,500)	Russell 2000 Mini Future	06/20/14	(769,778,750)	8,953,750
(2,250)	S&P 500 Emini Future	06/20/14	(206,966,250)	(2,790,000)
(30)	U.S. 10-year Note Future	06/19/14	(3,709,686)	4,686
(415)	U.S. 5-year Note Future	06/30/14	(49,511,451)	145,904
(40)	U.S. 2-year Note Future	06/30/14	(8,786,248)	3,748
(20)	U.S. Long Bond Future	06/19/14	(2,624,376)	(39,999)
			$(1,178,340,160)	$7,571,473
AFA

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2014

The values of each individual forward currency contract outstanding in the Absolute Strategies Fund as of March 31, 2014, are disclosed in the table below.
Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(280,000)	Canadian Dollars	06/18/14	$252,766	$(32)
(549,925)	European Union Euro	04/02/14	755,927	(1,677)
(222,725)	European Union Euro	06/18/14	310,174	3,372
(92,400)	European Union Euro	06/18/14	128,674	1,394
(169,198,536)	Hungarian Forint	04/02/14	750,804	(7,714)
(4,852,449)	Swedish Krona	04/02/14	745,527	(4,199)
(4,943,179)	Swedish Krona	04/02/14	759,466	(4,278)
(4,947,576)	Swedish Krona	04/02/14	760,142	(4,280)
				$(17,414)

* Cost for federal income tax purposes is $1,027,841,126 and net unrealized appreciation consists of:
Gross Unrealized Appreciation				$456,370,390
Gross Unrealized Depreciation				(182,591,579)
Net Unrealized Appreciation				$273,778,811

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2014

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$178,300,229	$-	$-	$178,300,229
Consumer Staples	225,577,138	-	-	225,577,138
Energy	87,164,350	-	-	87,164,350
Financial	162,543,264	-	-	162,543,264
Healthcare	77,180,719	-	-	77,180,719
Industrial	55,324,043	-	-	55,324,043
Information Technology	115,734,091	-	-	115,734,091
Materials	37,982,485	-	-	37,982,485
Telecommunication Services	70,593,614	-	-	70,593,614
Utilities	1,244,581	-	-	1,244,581
Preferred Stock
Consumer Staples	1,591,135	2,737,186	-	4,328,321
Energy	1,961,388	5,343,845	-	7,305,233
Financial	1,064,443	9,703,657	-	10,768,100
Healthcare	-	2,674,918	-	2,674,918
Industrial	-	911,071	-	911,071
Materials	-	776,880	-	776,880
Telecommunication Services	-	700,219	-	700,219
Utilities	-	1,085,735	-	1,085,735
Asset Backed Obligations	-	174,045,881	4,636,774	178,682,655
Corporate Convertible Bonds	-	483,406,117	6,927,200	490,333,317
Corporate Non-Convertible Bonds	-	71,586,892	-	71,586,892
Exchange Traded Notes	310,370	-	-	310,370
Foreign Government Bonds	-	450,089	-	450,089
Interest Only Bonds	-	3,622,194	-	3,622,194
Municipal Bonds	-	12,896,310	-	12,896,310
Municipal Demand Notes	-	1,203,960	-	1,203,960
Syndicated Loans	-	3,916,922	-	3,916,922
U.S. Government & Agency Obligations	-	28,800,056	-	28,800,056
Rights	10,500	-	-	10,500
Investment Companies	251,560,611	-	-	251,560,611
Commercial Paper	-	6,954,828	-	6,954,828
Purchased Options	44,239,559	-	-	44,239,559
Total Investments At Value	$1,312,382,520	$810,816,760	$11,563,974	$2,134,763,254

Other Financial Instruments**
Credit Default Swaps	-	133,659	-	133,659
Forward Currency Contracts	-	4,766	-	4,766
Futures	10,406,939	-	-	10,406,939
Total Other Financial Instruments	$10,406,939	$138,425	$-	$10,545,364
Total Assets	$1,336,487,430	$797,257,214	$11,563,974	$2,145,308,618

Liabilities
Securities Sold Short
Common Stock	$(760,854,198)	$-	$-	$(760,854,198)
Investment Companies	(42,134,761)	-	-	(42,134,761)
Total Securities Sold Short	$(802,988,959)	$-	$-	$(802,988,959)
Other Financial Instruments**
Written Options	(30,153,065)	(1,293)	-	(30,154,358)
Forward Currency Contracts	-	(22,180)	-	(22,180)
Futures	(2,835,466)	-	-	(2,835,466)
Total Other Financial Instruments	$(32,988,531)	$(23,473)	$-	$(33,012,004)
Total Liabilities	$(835,977,490)	$(23,473)	$-	$(836,000,963)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, forward currency contracts and futures, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at year end.

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2014

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non- Convertible Bonds	U.S. Government & Agency Obligations

Balance as of 03/31/13	$1,953,489	$4,796,000	$38,160	$216,839
Accrued Accretion / (Amortization)	55,549	23,986	-	(33)
Change in Unrealized Appreciation / (Depreciation)	171,160	(142,786)	43,231	(9,750)
Purchases	3,084,503	2,050,000	-	-
Sales	(581,401)	-	-	-
Paydowns	(46,526)	-	-	(3,812)
Transfers In / (Out)	-	200,000	(81,391)	(203,244)
Balance as of 03/31/14	$4,636,774	$6,927,200	$-	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/14***	$180,326	$(904,860)	$43,231	$(9,750)

*** The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.
There were no transfers among Level 1 and Level 2 for the year ended March 31, 2014.

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2014

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	44.4%
Corporate Non-Convertible Bonds	0.9%
Syndicated Loans	0.1%
Warrants	1.1%
Short-Term Investments	13.0%
Purchased Options	0.2%
Short Positions
Equity Securities	-13.1%
Investment Companies	-6.9%
Other Assets less Liabilities*	60.3%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 22.6% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	18.7%	27.1%
Consumer Staples	7.5%	42.3%
Energy	25.9%	2.1%
Financial	9.0%	1.2%
Industrial	13.9%	13.5%
Information Technology	3.1%	5.8%
Materials	13.0%	7.4%
Telecommunication Services	6.9%	0.6%
Utilities	2.0%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security			Security
Shares	Description	Value	Shares	Description			Value
Long Positions - 59.7%			65,369	Great Lakes Dredge & Dock Corp. (a)(b)			$596,819
Equity Securities - 44.4%			7,336	ITT Corp. (b)			313,687
Common Stock - 44.4%			10,266	KBR, Inc.			273,897
Consumer Discretionary - 8.3%			3,839	Masonite International Corp. (a)			216,980
8,171	Buffalo Wild Wings, Inc. (a)(b)	$1,216,662	28,140	Quality Distribution, Inc. (a)(b)			365,539
12,380	Bunge, Ltd.	984,334	43,329	Trimble Navigation, Ltd. (a)(b)			1,684,198
27,131	Gaming and Leisure Properties, Inc. REIT	989,196	24,959	Tutor Perini Corp. (a)(b)			715,575
5,497	General Motors Co.	189,207					7,135,341
2,779	Hanesbrands, Inc. (b)	212,538	Information Technology - 1.4%
33,660	Isle of Capri Casinos, Inc. (a)	258,172	433	Apple, Inc. (b)			232,408
14,595	Jack in the Box, Inc. (a)	860,229	40,336	FormFactor, Inc. (a)(b)			257,747
12,380	Lithia Motors, Inc., Class A (b)	822,775	10,676	NCR Corp. (a)(b)			390,208
97,522	Luby's, Inc. (a)	600,735	6,589	Silicon Graphics International Corp. (a)			80,913
6,061	Mattress Firm Holding Corp. (a)	289,898	10,443	Skyworks Solutions, Inc. (a)(b)			391,821
103,855	Office Depot, Inc. (a)(b)	428,921	4,537	Verint Systems, Inc. (a)(b)			212,763
7,158	Tempur Sealy International, Inc. (a)	362,696	3,197	Vocera Communications, Inc. (a)			52,207
15,846	Tractor Supply Co. (b)	1,119,203					1,618,067
25,997	Vitamin Shoppe, Inc. (a)(b)	1,235,377	Materials - 5.8%
		9,569,943	7,295	Agrium, Inc.			711,408
Consumer Staples - 3.3%			4,704	CF Industries Holdings, Inc. (b)			1,226,051
5,384	Alere, Inc. (a)	184,941	18,128	Constellium NV, Class A (a)(b)			532,057
24,759	Calavo Growers, Inc.	880,925	13,440	E.I. du Pont de Nemours & Co.			901,824
15,124	Diamond Foods, Inc. (a)	528,281	12,157	FMC Corp.			930,740
22,283	Tyson Foods, Inc., Class A (b)	980,675	9,904	Monsanto Co. (b)			1,126,778
43,782	Zoetis, Inc. (b)	1,267,051	33,425	Potash Corp. of Saskatchewan, Inc.			1,210,653
		3,841,873					6,639,511
Energy - 11.5%			Telecommunication Services - 3.0%
68,486	Crestwood Equity Partners LP (b)	947,846	21,067	CommScope Holding Co., Inc. (a)(b)			519,933
28,837	Crestwood Midstream Partners LP	649,986	7,359	Comverse, Inc. (a)(b)			254,474
55,739	Kodiak Oil & Gas Corp. (a)	676,672	6,968	FTD Cos., Inc. (a)			221,652
11,721	NuStar Energy LP	644,069	19,545	Lee Enterprises, Inc. (a)(b)			87,366
25,500	NuStar GP Holdings, LLC	868,020	26,037	News Corp., Class A (a)(b)			448,357
10,061	Ocean Rig UDW, Inc. (a)(b)	178,985	9,904	OpenTable, Inc. (a)(b)			761,915
12,267	Phillips 66 Partners LP	595,808	14,780	Telephone & Data Systems, Inc. (b)			387,384
52,971	QEP Midstream Partners LP (b)	1,238,462	8,826	Tribune Co. (a)(b)			702,991
49,293	QEP Resources, Inc. (b)	1,451,186	18,762	Vitacost.com, Inc. (a)(b)			133,023
25,775	Rose Rock Midstream LP (b)	1,069,405					3,517,095
23,376	SemGroup Corp., Class A (b)	1,535,336	Utilities - 0.9%
24,145	Summit Midstream Partners LP	1,038,959	21,047	Western Gas Equity Partners LP			1,033,618
14,647	Susser Petroleum Partners LP	514,842	Total Common Stock
29,276	Tallgrass Energy Partners LP	1,065,939	(Cost $42,156,796)				51,189,038
19,420	Valero Energy Partners LP	768,838	Total Equity Securities
		13,244,353	(Cost $42,156,796)				51,189,038
Financial - 4.0%				Security
163,445	Coventree, Inc. (a)(c)	36,962	Principal	Description	Rate	Maturity	Value
45,519	DFC Global Corp. (a)(b)	401,933	Fixed Income Securities - 1.0%
489,865	Gramercy Property Trust, Inc. REIT	2,527,703	Corporate Non-Convertible Bonds - 0.9%
29,005	NorthStar Realty Finance Corp. REIT	468,141	Energy - 0.9%
5,707	Rayonier, Inc. REIT (b)	262,008	$987,000	Alon Refining Krotz Springs, Inc.	13.50%	10/15/14	992,552
31,000	Starwood Waypoint Residential Trust REIT (a)	892,490	Total Corporate Non-Convertible Bonds
		4,589,237	(Cost $991,673)				992,552
Industrial - 6.2%
41,338	Briggs & Stratton Corp.	919,771	Syndicated Loans - 0.1%
25,518	Builders FirstSource, Inc. (a)	232,469	2,450,401	Cinram International, Inc. (d)	10.25	12/31/49	134,772
65,068	Darling International, Inc. (a)(b)	1,302,661	Total Syndicated Loans (Cost $1,597,803)				134,772
1,645	EnPro Industries, Inc. (a)(b)	119,542	Total Fixed Income Securities (Cost $2,589,476)				1,127,324
24,997	Global Brass & Copper Holdings, Inc. (b)	394,203

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

	Security
Shares	Description	Strike Price	Exp. Date	Value
Warrants - 1.1%
705,519	Kinder Morgan, Inc. (a)(b)	$100.00	05/14	$1,248,769
Total Warrants
(Cost $1,051,139)				1,248,769
	Security
Principal	Description	Rate	Maturity	Value
Short-Term Investments - 13.0%
Commercial Paper (e) - 13.0%
$1,500,000	Akzo Nobel NV	0.31%	04/28/14	1,499,651
1,500,000	Cabot Corp.	0.28	04/25/14	1,499,720
1,500,000	Commonwealth Edison Co.	0.26	04/24/14	1,499,751
1,500,000	Edison International	0.45	04/07/14	1,499,888
1,500,000	Enbridge US, Inc.	0.26	04/25/14	1,499,740
1,500,000	Mohawk Industries, Inc.	0.55	04/16/14	1,499,656
1,500,000	Molson Coors Brewing Co.	0.35	04/14/14	1,499,810
1,500,000	Textron, Inc.	0.63	04/01/14	1,500,000
1,500,000	Time Warner Cable, Inc.	0.26	05/02/14	1,499,664
1,500,000	Wyndham Worldwide Corp.	0.50	04/11/14	1,499,792
Total Commercial Paper
(Cost $14,997,672)				14,997,672
Total Short-Term Investments
(Cost $14,997,672)				14,997,672
	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
Purchased Options - 0.2%
Call Options Purchased - 0.2%
278	Hertz Global Holdings, Inc.	26.00	06/14/14	56,990
130	NuStar Energy LP	55.00	06/14/14	26,650
475	NuStar GP Holdings, LLC	35.00	06/14/14	73,625
Total Call Options Purchased
(Premiums Paid $155,920)				157,265

Put Options Purchased - 0.0%
36	Amedisys, Inc.	15.00	06/14	5,076
25	Angie's List, Inc.	17.50	05/14	13,275
45	SPDR S&P 500 ETF Trust	180.00	06/14	12,060
Total Put Options Purchased
(Premiums Paid $31,755)				30,411
Total Purchased Options
(Premiums Paid $187,675)				187,676
Total Long Positions - 59.7%
(Cost $60,982,758)*				$68,750,479
Total Short Positions - (20.0)%
(Proceeds $(22,812,033))*				(23,007,156)
Other Assets & Liabilities, Net – 60.3%				69,465,094
Net Assets – 100.0%				$115,208,417

See Notes to Financial Statements.	46	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2014

AFA
		Security			Security
	Shares	Description	Value	Shares	Description	Value
Short Positions - (20.0)%				(1,840)	Haynes International, Inc.	$(99,360)
Common Stock - (13.1)%				(1,016)	Lindsay Corp.	(89,591)
Consumer Discretionary - (3.5)%				(8,416)	Raven Industries, Inc.	(275,624)
	(7,923)	Bob Evans Farms, Inc.	$(396,388)	(4,141)	Smith & Wesson Holding Corp.	(60,541)
	(391)	Buffalo Wild Wings, Inc.	(58,220)	(3,219)	Valmont Industries, Inc.	(479,116)
	(1,822)	Chico's FAS, Inc.	(29,207)			(2,026,277)
	(1,065)	Deckers Outdoor Corp.	(84,912)	Information Technology - (0.8)%
	(49,519)	Denny's Corp.	(318,407)	(2,076)	ACI Worldwide, Inc.	(122,878)
	(1,819)	Dorman Products, Inc.	(107,430)	(3,459)	Castlight Health, Inc., Class B	(73,400)
	(836)	FactSet Research Systems, Inc.	(90,129)	(4,109)	CGI Group, Inc., Class A	(127,050)
	(1,287)	Family Dollar Stores, Inc.	(74,659)	(1,668)	Diebold, Inc.	(66,536)
	(26,683)	Fox Factory Holding Corp.	(504,309)	(6,709)	Digital River, Inc.	(116,938)
	(2,958)	FTI Consulting, Inc.	(98,620)	(2,596)	Lexmark International, Inc., Class A	(120,169)
	(1,362)	Genesco, Inc.	(101,564)	(10,509)	LivePerson, Inc.	(126,844)
	(1,252)	iRobot Corp.	(51,395)	(2,106)	Qlik Technologies, Inc.	(55,999)
	(362)	Lululemon Athletica, Inc.	(19,037)	(608)	The Dun & Bradstreet Corp.	(60,405)
	(3,854)	Multimedia Games Holding Co., Inc.	(111,920)			(870,219)
	(12,380)	Noodles & Co.	(488,639)	Materials - (1.0)%
	(3,438)	Panera Bread Co., Class A	(606,704)	(21,045)	American Vanguard Corp.	(455,624)
	(1,946)	PetSmart, Inc.	(134,060)	(6,082)	Compass Minerals International, Inc.	(501,887)
	(1,168)	Sears Holdings Corp.	(55,784)	(3,909)	Rentech Nitrogen Partners LP	(72,747)
	(2,654)	The Buckle, Inc.	(121,553)	(2,138)	United States Steel Corp.	(59,030)
	(44,567)	The Wendy's Co.	(406,451)	(777)	US Silica Holdings, Inc.	(29,658)
	(2,582)	United Stationers, Inc.	(106,043)			(1,118,946)
	(1,693)	Vera Bradley, Inc.	(45,694)	Telecommunication Services - (0.1)%
	(1,618)	Vitamin Shoppe, Inc.	(76,887)	(2,282)	WebMD Health Corp.	(94,475)
			(4,088,012)	Total Common Stock
Consumer Staples - (5.5)%				(Proceeds $(15,398,816))		(15,066,680)
	(8,178)	Amedisys, Inc.	(121,770)
	(26,864)	Amira Nature Foods, Ltd.	(457,762)	Investment Companies - (6.9)%
	(9,904)	Annie's, Inc.	(398,042)	(8,310)	Consumer Staples Select Sector SPDR Fund	(357,829)
	(7,428)	Campbell Soup Co.	(333,369)	(10,180)	iShares 20+ Year Treasury Bond ETF	(1,110,638)
	(9,161)	Dr. Pepper Snapple Group, Inc.	(498,908)	(26,317)	iShares Russell 2000 ETF	(3,061,720)
	(24,325)	Fairway Group Holdings Corp.	(185,843)	(10,793)	iShares U.S. Real Estate ETF	(730,362)
	(5,812)	Healthways, Inc.	(99,618)	(7,770)	SPDR Barclays High Yield Bond ETF	(320,979)
	(8,418)	Hormel Foods Corp.	(414,755)	(12,612)	SPDR S&P 500 ETF Trust	(2,358,948)
	(3,101)	LifeLock, Inc.	(53,058)	Total Investment Companies
	(1,501)	On Assignment, Inc.	(57,924)	(Proceeds $(7,413,217))		(7,940,476)
	(5,942)	PepsiCo, Inc.	(496,157)	Total Short Positions - (20.0)%
	(17,022)	Pilgrim's Pride Corp.	(356,100)	(Proceeds $(22,812,033))		$(23,007,156)
	(1,376)	Questcor Pharmaceuticals, Inc.	(89,344)
	(6,685)	Sanderson Farms, Inc.	(524,706)
	(12,693)	SodaStream International, Ltd.	(559,761)
	(22,519)	The Chefs' Warehouse, Inc.	(481,907)
	(9,409)	The Fresh Market, Inc.	(316,142)
	(7,923)	The Scotts Miracle-Gro Co., Class A	(485,521)
	(6,190)	TreeHouse Foods, Inc.	(445,618)
			(6,376,305)
Energy - (0.3)%
	(26,740)	Renewable Energy Group, Inc.	(320,345)

Financial - (0.1)%
	(2,500)	Altisource Residential Corp. REIT	(78,900)
	(1,175)	Moody's Corp.	(93,201)
			(172,101)
Industrial - (1.8)%
	(5,855)	Briggs & Stratton Corp.	(130,274)
	(1,026)	Caterpillar, Inc.	(101,953)
	(7,281)	Deere & Co.	(661,115)
	(11,786)	GrafTech International, Ltd.	(128,703)

See Notes to Financial Statements.	47	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2014

ETF	Exchange Traded Fund	(d)	Security is currently in default and is on scheduled interest or principal payment.
LLC	Limited Liability Company	(e)	Rate presented is yield to maturity.
LP	Limited Partnership
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $36,962 or 0.0% of net assets.

At March 31, 2014, the Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/14 (1)	Notional Amount	Net Unrealized Depreciation
Deutsche Bank Alex Brown, Inc.	Carnival Corp. 6.65%, 01/15/28	1.00%	06/20/19	0.73%	$10,000,000	$(10,257)
Deutsche Bank Alex Brown, Inc.	Dow Chemical Co., 7.38%, 11/01/29	1.00%	06/20/19	0.70	5,000,000	(21,518)
Barclays	Dow Chemical Co., 7.38%, 11/01/29	1.00%	12/20/18	0.61	5,000,000	(70,159)
Barclays	Kimco Realty Corp., 6.88%, 10/01/19	1.00%	12/20/18	0.68	5,000,000	(82,697)
Barclays	Kimco Realty Corp., 6.88%, 10/01/19	1.00%	06/20/19	0.74	5,000,000	(17,493)
Deutsche Bank Alex Brown, Inc.	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	1.00%	06/20/19	0.66	10,000,000	(34,551)
Deutsche Bank Alex Brown, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	1.00%	06/20/19	0.64	5,000,000	(14,637)
Barclays	Nordstrom, Inc., 6.95%, 03/15/28	1.00%	06/20/19	0.64	5,000,000	(7,119)
Deutsche Bank Alex Brown, Inc.	Ryder System, Inc., 6.95%, 12/01/25	1.00%	06/20/19	0.69	10,000,000	(42,933)
Goldman Sachs & Co.	Ryder System, Inc., 6.95%, 12/01/25	1.00%	06/20/19	0.69	5,000,000	(6,637)
BNP Paribas	Ryder System, Inc., 6.95%, 12/01/25	1.00%	06/20/19	0.69	5,000,000	(16,565)
Goldman Sachs & Co.	Southwest Airlines Co., 5.13%, 03/01/17	1.00%	06/20/19	0.70	15,000,000	(20,027)
						$(344,593)
AFA

(1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contact.

At March 31, 2014, the Fund sold the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
(325)	Russell 2000 Mini Future	06/20/14	$(38,489,253)	$448,003

AFA

*	Cost for federal income tax purposes is $40,147,550 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,299,507
Gross Unrealized Depreciation	(4,703,734)
Net Unrealized Appreciation	$5,595,773

See Notes to Financial Statements.	48	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2014

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$9,569,943	$-	$-	$9,569,943
Consumer Staples	3,841,873	-	-	3,841,873
Energy	13,244,353	-	-	13,244,353
Financial	4,552,275	-	36,962	4,589,237
Industrial	7,135,341	-	-	7,135,341
Information Technology	1,618,067	-	-	1,618,067
Materials	6,639,511	-	-	6,639,511
Telecommunication Services	3,517,095	-	-	3,517,095
Utilities	1,033,618	-	-	1,033,618
Corporate Non-Convertible Bonds	-	992,552	-	992,552
Syndicated Loans	-	134,772	-	134,772
Warrants	1,248,769	-	-	1,248,769
Commercial Paper	-	14,997,672	-	14,997,672
Purchased Options	187,676	-	-	187,676
Total Investments At Value	$52,588,521	$16,124,996	$36,962	$68,750,479
Other Financial Instruments**
Futures	448,003	-	-	448,003
Total Assets	$53,036,524	$16,124,996	$36,962	$69,198,482

Liabilities
Securities Sold Short
Common Stock	(15,066,680)	-	-	(15,066,680)
Investment Companies	(7,940,476)	-	-	(7,940,476)
Total Securities Sold Short	$(23,007,156)	$-	$-	$(23,007,156)
Other Financial Instruments**
Credit Default Swaps	-	(344,593)	-	(344,593)
Total Liabilities	$(23,007,156)	$(344,593)	$-	$(23,351,749)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.	49	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Corporate Non-Convertible Bonds	Warrants
Balance as of 03/31/13	$40,224	$1,693,497	$3,358
Accrued Accretion / (Amortization)	-	92,762	-
Realized Gain / (Loss)	-	925,615	509
Change in Unrealized Appreciation / (Depreciation)	(3,262)	(1,045,715)	(3,358)
Sales	-	(1,666,159)	(509)
Balance as of 03/31/14	$36,962	$-	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/14***	$(3,262)	$-	$-

*** The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

See Notes to Financial Statements.	50	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2014

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $1,691,153,599 and $60,982,758, respectively)	$2,134,763,254	$68,750,479
Deposits with brokers	1,109,093,430	26,033,094
Cash	387,509,037	45,211,219
Foreign currency (Cost $0 and $1,795, respectively)	-	1,945
Receivables:
Fund shares sold	6,117,935	87,139
Investment securities sold	52,421,203	2,360,416
Dividends and interest	8,482,905	86,709
From administrator	-	46,581
Variation margin	8,563	-
Swap premiums paid	-	6,630
Unrealized appreciation on swap agreements	133,659	-
Unrealized appreciation on forward currency contracts	4,766	-
Prepaid expenses	31,947	12,027
Total Assets	3,698,566,699	142,596,239

LIABILITIES
Swap premiums received	49,710	1,035,633
Unrealized depreciation on swap agreements	-	344,593
Unrealized depreciation on forward currency contracts	22,180	-
Securities sold short, at value (Proceeds $774,982,543 and $22,812,033, respectively)	802,988,959	23,007,156
Call options written, at value (Premiums received $16,192,614 and $0, respectively)	15,286,071	-
Put options written, at value (Premiums received $18,544,009 and $0, respectively)	14,868,287	-
Payables:
Investment securities purchased	49,036,503	1,810,193
Fund shares redeemed	10,642,885	161,647
Dividends and interest on securities sold short	1,391,592	20,277
Variation margin	17,135,814	763,750
Due to broker	18,274,179	-
Other	29,267	-
Accrued Liabilities:
Investment adviser fees	4,042,397	152,399
Trustees’ fees and expenses	1,900	80
Fund services fees	118,901	10,658
Other expenses	414,911	81,436
Total Liabilities	934,303,556	27,387,822

NET ASSETS	$2,764,263,143	$115,208,417

See Notes to Financial Statements.	51	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2014

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$2,612,274,110	$112,260,287
Accumulated net investment income (loss)	10,781	(1,922,673)
Accumulated net realized loss	(275,960,958)	(2,805,355)
Net unrealized appreciation	427,939,210	7,676,158
NET ASSETS	$2,764,263,143	$115,208,417

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	245,081,286	10,443,640
R Shares	6,109,479	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $2,697,674,615 and $115,208,417, respectively)	$11.01	$11.03
R Shares (based on net assets of $66,588,528 and $0, respectively)	$10.90	$-

See Notes to Financial Statements.	52	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2014

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $267,365 and $9,581, respectively)	$36,151,696	$2,279,775
Interest income (Net of foreign withholding taxes of $2,572 and $0, respectively)	19,863,900	1,168,235
Total Investment Income	56,015,596	3,448,010
Adviser
EXPENSES
Investment adviser fees	56,195,212	7,608,470
Fund services fees	1,240,977	157,455
Transfer agent fees:
Institutional Shares	157,997	21,738
R Shares	114,914	-
Distribution fees:
R Shares	200,801	-
Custodian fees	551,874	150,042
Registration fees:
Institutional Shares	68,277	34,324
R Shares	25,153	-
Professional fees	217,692	89,647
Trustees' fees and expenses	134,289	18,125
Dividend expense on securities sold short	18,737,677 #	722,489	#
Interest expense	6,437,704 #	360,526	0
Miscellaneous expenses	2,883,571	366,421
Total Expenses	86,966,138	9,529,237
Fees waived	(646,931)	(686,328)
Net Expenses	86,319,207	8,842,909

NET INVESTMENT LOSS	(30,303,611)	(5,394,899)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	577,118,695	55,138,971
Foreign currency transactions	(508,436)	206,732
Futures	(237,201,954)	(15,051,013)
Securities sold short	(327,289,845)	(12,266,991)
Written options	10,075,830	82,342
Swaps	65,617	(9,240,959)
Net realized gain	22,259,907	18,869,082

See Notes to Financial Statements.	53	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2014

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$(163,514,708)	$(33,310,582)
Foreign currency translations	(67,085)	5,663
Futures	29,696,672	1,589,441
Securities sold short	64,976,398	2,742,860
Written options	2,201,034	30,014
Swaps	16,083	666,780
Net change in unrealized appreciation (depreciation)	(66,691,606)	(28,275,824)
NET REALIZED AND UNREALIZED LOSS	(44,431,699)	(9,406,742)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(74,735,310)	$(14,801,641)

See Notes to Financial Statements.	54	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

March 31, 2012		Shares		Shares
NET ASSETS MARCH 31, 2012	$3,983,432,430	$ 3,983,432,430	$510,920,929	$510,920,929

OPERATIONS
Net investment loss	(36,537,064)		(9,761,973)
Net realized loss	(30,715,024)		(7,899,950)
Net change in unrealized appreciation (depreciation)	116,634,001		18,701,069
Increase in Net Assets Resulting from Operations	49,381,913		1,039,146

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,275,564,625	114,078,621	126,849,777	10,997,972
R Shares	36,451,388	3,273,000	-	-
Redemption of shares:
Institutional Shares	(1,413,621,327)	(126,745,214)	(256,362,656)	(22,218,799)
R Shares	(42,962,020)	(3,864,023)	-	-
Decrease in Net Assets from Capital Share Transactions	(144,567,334)	(13,257,616)	(129,512,879)	(11,220,827)
Decrease in Net Assets	(95,185,421)		(128,473,733)
March 31, 2013
NET ASSETS MARCH 31, 2013 (Including line (a))	$3,888,247,009		$382,447,196

OPERATIONS
Net investment loss	(30,303,611)		(5,394,899)
Net realized gain	22,259,907		18,869,082
Net change in unrealized appreciation (depreciation)	(66,691,606)		(28,275,824)
Decrease in Net Assets Resulting from Operations	(74,735,310)		(14,801,641)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	840,977,946	75,443,988	61,461,658	5,391,862
R Shares	24,205,043	2,185,483	-	-
Redemption of shares:
Institutional Shares	(1,870,531,696)	(168,395,529)	(313,898,796)	(27,820,270)
R Shares	(43,899,849)	(3,980,271)	-	-
Decrease in Net Assets from Capital Share Transactions	(1,049,248,556)	(94,746,329)	(252,437,138)	(22,428,408)
Decrease in Net Assets	(1,123,983,866)		(267,238,779)
March 31, 2014
NET ASSETS MARCH 31, 2014 (Including line (b))	$2,764,263,143		$115,208,417

(a) Accumulated net investment income (loss) March 31, 2013	$(4,777,213)		$(4,401,844)

(b) Accumulated net investment income (loss) March 31, 2014	$10,781		$(1,922,673)

See Notes to Financial Statements.	55	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2014	2013	2012	2011	2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Year	$11.24	$11.09	$10.80	$10.66	$8.79
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.10)	(0.10)	(0.09)	(0.02)	0.10
Net realized and unrealized
gain (loss)	(0.13)	0.25	0.45	0.20	1.91
Total from Investment
Operations	(0.23)	0.15	0.36	0.18	2.01
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	(0.02)	(0.04)	(0.14)
Net realized gain	—	—	(0.05)	—	—	(b)
Total Distributions to
Shareholders	—	—	(0.07)	(0.04)	(0.14)
NET ASSET VALUE, End
of Year	$11.01	$11.24	$11.09	$10.80	$10.66
TOTAL RETURN	(2.05)%	1.35%	3.36%	1.73%	22.95%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Year (000's omitted)	$2,697,675	$3,799,857	$3,899,319	$3,300,120	$2,116,412
Ratios to Average Net Assets:
Net investment income (loss)	(0.85)%	(0.87)%	(0.80)%	(0.20)%	0.98%
Net expense (c)	1.73%	1.73%	1.73%	1.73%	1.78%
Dividend and interest expense	0.72%	0.84%	0.85%	0.53%	0.34%
Gross expense	2.47	%(d)	2.57%	2.58%	2.26	%(d)	2.12	%(d)
PORTFOLIO TURNOVER RATE	75%	68%	112%	192%	114%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Excludes dividend and interest expense.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	56	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2014	2013	2012	2011	2010
R SHARES
NET ASSET VALUE, Beginning
of Year	$11.18	$11.08	$10.82	$10.67	$8.82
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.14)	(0.15)	(0.16)	(0.10)	0.05
Net realized and unrealized
gain (loss)	(0.14)	0.25	0.47	0.26	1.91
Total from Investment
Operations	(0.28)	0.10	0.31	0.16	1.96
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	(0.01)	(0.11)
Net realized gain	—	—	(0.05)	—	—	(b)
Total Distributions to
Shareholders	—	—	(0.05)	(0.01)	(0.11)
NET ASSET VALUE, End
of Year	$10.90	$11.18	$11.08	$10.82	$10.67
TOTAL RETURN	(2.50)%	0.90%	2.87%	1.49%	22.28%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Year (000's omitted)	$66,589	$88,390	$94,113	$101,868	$93,696
Ratios to Average Net Assets:
Net investment income (loss)	(1.23)%	(1.34)%	(1.43)%	(0.95)%	0.52%
Net expense (c)	2.19%	2.14%	2.14%	2.11%	2.22%
Dividend and interest expense	0.73%	0.84%	0.81%	0.53%	0.34%
Gross expense	2.93	%(d)	2.98%	2.95%	2.64	%(d)	2.56	%(d)
PORTFOLIO TURNOVER RATE	75%	68%	112%	192%	114%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Excludes dividend and interest expense.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	57	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2014	2013	2012	2011	2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Year	$11.63	$11.59	$12.41	$11.77	$10.57
INVESTMENT OPERATIONS
Net investment loss (a)	(0.22)	(0.26)	(0.25)	(0.13)	(0.11)
Net realized and unrealized
gain (loss)	(0.38)	0.30	(0.21)	0.95	2.11
Total from Investment
Operations	(0.60)	0.04	(0.46)	0.82	2.00
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	—	(0.01)
Net realized gain	—	—	(0.36)	(0.18)	(0.75)
Return of capital	—	—	—	—	(0.04)
Total Distributions to
Shareholders	—	—	(0.36)	(0.18)	(0.80)
NET ASSET VALUE, End
of Year	$11.03	$11.63	$11.59	$12.41	$11.77
TOTAL RETURN	(5.16)%	0.34%	(3.68)%	6.98%	19.00%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Year (000's omitted)	$115,208	$382,447	$510,921	$593,127	$285,639
Ratios to Average Net Assets:
Net investment loss	(1.95)%	(2.25)%	(2.12)%	(1.05)%	(0.90)%
Net expense (b)	2.80%	2.95%	2.95%	2.95%	2.95%
Dividend and interest expense	0.39%	0.99%	0.61%	0.42%	0.46%
Gross expense (c)	3.44%	4.00%	3.58%	3.42%	3.66%
PORTFOLIO TURNOVER RATE	157%	205%	430%	630%	597%

(a)	Calculated based on average shares outstanding during each year.
(b)	Excludes dividend and interest expense.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	58	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Note 1. Organization

Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Opportunities Fund currently offers Institutional Shares. Absolute Opportunities Fund commenced operations on October 21, 2008. Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments and other financial instruments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from

59	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2014, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2014, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2014, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2014, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written. There were no written options outstanding at March 31, 2014, for the Absolute Opportunities Fund.

Transactions in written options during the year ended March 31, 2014, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums Received	Contracts	Premiums Received
Options Outstanding, March 31, 2013	(112,745)	$(17,248,328)	(143,309)	$(23,640,990)
Options written	(112,523)	(43,077,312)	(135,686)	(24,146,549)
Options terminated in closing transactions	64,401	15,022,871	120,168	17,805,552
Options exercised	85,445	27,063,652	1,863	528,246
Options expired	22,150	2,046,503	61,817	10,909,732
Options Outstanding, March 31, 2014	(53,272)	$(16,192,614)	(95,147)	$(18,544,009)

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Absolute Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums Received	Contracts	Premiums Received
Options Outstanding, March 31, 2013	-	$-	(1,400)	$(48,386)
Options written	(593)	(21,438)	(399)	(19,247)
Options terminated in closing transactions	593	21,438	-	-
Options exercised	-	-	-	-
Options expired	-	-	1,799	67,633
Options Outstanding, March 31, 2014	-	$-	-	$-

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2014, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of March 31, 2014, if any, are

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

disclosed in each Fund’s Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.  The Funds did not enter into any interest rate swaps during the year ended March 31, 2014.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 1.95% for the period January 1, 2014 to August 1, 2015. Prior to January 1, 2014, the Adviser waived fees and reimbursed expenses to limit total annual operating expenses to 2.95%. The Adviser has also contractually agreed to reduce its advisory fee through July 31, 2014 for Absolute Strategies Fund, to 1.55% on average net assets exceeding $4.5 billion but less then $5 billion, and to 1.50% on the average net assets exceeding $5 billion. The Adviser waived fees of $646,931 and $686,328, for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, for the year ended March 31, 2014.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2014, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$2,002,823,982	$3,524,117,527	$93,343,026	$159,474,445

Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $48,397 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$200,846,990	$345,320,711

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2014 for any derivative type during the period is as follows:

	Absolute Strategies	Absolute Opportunities
Forward Currency Contracts	$201,368,715	$3,832,294
Futures	5,092,544,855	256,237,810
Purchased Options	100,812,945	1,564,028
Written Options	(67,223,861)	(40,685)
Credit Default Swaps	-	525,000,000

Each Fund’s use of derivatives during the year ended March 31, 2014, was limited to credit default swaps, options, forward currency contracts and futures contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2014:

Absolute Strategies Fund
Location:	Credit Contracts	Currency Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Asset derivatives:
Unrealized gain on swap agreements	$133,659	$-	$-	$-	$-
Unrealized gain on forward currency contracts	-	-	-	4,766	-
Receivable – variation margin	-	-	-	-	8,563
Total investments, at value	-	-	44,239,559	-	-
Total asset derivatives	$133,659	$-	$44,239,559	$4,766	$8,563

Liability derivatives:
Swap premiums received	(49,710)	-	-	-	-
Payable – variation margin	-	(240,000)	(16,863,689)	-	(32,125)
Call options written, at value	-	-	(15,286,071)	-	-
Put options written, at value	-	-	(14,868,287)	-	-
Unrealized loss on forward currency contracts	-	-	-	(22,180)	-
Total liability derivatives	$(49,710)	$(240,000)	$(47,018,047)	$(22,180)	$(32,125)

Absolute Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$6,630	$-
Total investments, at value	-	187,676
Total asset derivatives	$6,630	$187,676

Liability derivatives:
Swap premiums received	(1,035,633)	-
Unrealized loss on swap agreements	(344,593)	-
Payable – variation margin	-	(763,750)
Total liability derivatives	$(1,380,226)	$(763,750)

65	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2014, by each Fund are recorded in the following locations on the Statements of Operations:

Absolute Strategies Fund
Location:	Credit Contracts	Currency Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$65,617	$-	$-	$-	$-
Futures	-	(9,293,000)	(232,265,980)	-	4,357,026
Investments	-	-	(41,330,741)	-	-
Written options	-	-	10,075,830	-	-
Foreign currency transactions	-	-	-	(254,090)	-
Total net realized gain (loss)	$65,617	$(9,293,000)	$(263,520,891)	$(254,090)	$4,357,026

Net change in unrealized appreciation (depreciation) on:
Swaps	16,083	-	-	-	-
Futures	-	(162,400)	29,251,621	-	607,451
Investments	-	-	9,006,060	-	-
Written options	-	-	2,201,034	-	-
Foreign currency translations	-	-	-	(17,414)	-
Total net change in unrealized appreciation (depreciation)	$16,083	$(162,400)	$40,058,715	$(17,414)	$607,451

Absolute Opportunities Fund
Location:	Credit Contracts	Currency Contracts	Equity Contracts	Forward Currency Contracts
Net realized gain (loss) on:
Swaps	$(9,240,959)	$-	$-	$-
Futures	-	(960,225)	(14,090,788)	-
Investments	-	-	(922,521)	-
Written options	-	-	82,342	-
Foreign currency transactions	-	-	-	3,860
Total net realized gain (loss)	$(9,240,959)	$(960,225)	$(14,930,967)	$3,860

Net change in unrealized appreciation (depreciation) on:
Swaps	666,780	-	-	-
Futures	-	(179,900)	1,769,341	-
Investments	-	-	207,059	-
Written options	-	-	30,014	-
Foreign currency translations	-	-	-	216
Total net change in unrealized appreciation (depreciation)	$666,780	$(179,900)	$2,006,414	$216

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund

Assets:
Over-the-counter derivatives*	$44,386,547	$(4,766)	$(44,381,781)	$-
Liabilities:
Over-the-counter derivatives*	(47,362,062)	30,154,358	17,207,704	-

Absolute Opportunities Fund

Assets:
Over-the-counter derivatives*	$194,306	$-	$(194,306)	$-
Liabilities:
Over-the-counter derivatives*	(2,143,976)	-	2,143,976	-

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

*
Over-the-counter derivatives may consist of forward currency contracts, options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation	Total
Absolute Strategies Fund	$(121,987,776)	$273,976,809	$151,989,033
Absolute Opportunities Fund	(2,329,172)	5,277,302	2,948,130

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, registered investment companies, partnerships, currency contracts and credit default swaps.

For tax purposes, the current deferred late year ordinary loss was $1,001,160 (realized during the period January 1, 2014 through March 31, 2014) for Absolute Opportunities Fund. This loss will be recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2014.

Absolute Strategies Fund and Absolute Opportunities Fund had $121,987,776 and $1,328,012, respectively, of available short term capital loss carryforwards that have no expiration date.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2014. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, inflation indexed securities and net operating losses and has no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Absolute Strategies Fund	$35,091,605	$(32,806,590)	$(2,285,015)
Absolute Opportunities Fund	7,874,070	1,539,065	(9,413,135)

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.
67	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Absolute Strategies Fund
and Absolute Opportunities Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Absolute Strategies Fund and Absolute Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Absolute Strategies Fund and Absolute Opportunities Fund as of March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2014

68	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Investment Advisory Agreement Approval

At the March 21, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Absolute Funds (the “Advisory Agreement”) and the subadvisory agreements between the Adviser and the following subadvisers to the Absolute Funds: Harvest Capital Strategies LLC; Horizon Asset Management LLC; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, LLC; Madden Asset Management, LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Pine Cobble Capital, LLC; Sabal Capital Management, LLC; SSI Investment Management, Inc.; St. James Investment Company, LLC and Yacktman Asset Management LP. (the “Subadvisers”) (the "Subadvisory Agreements"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board also received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement and the Subadvisory Agreements for the Absolute Funds, the Board reviewed written materials furnished by the Adviser, Subadvisers and the administrator, including information regarding the Adviser's and Subadvisers' personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to the Adviser and Subadvisers is an ongoing one that extends over multiple review periods and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and services provided by the Adviser and, under certain circumstances, by the Subadvisers.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser and Subadvisers, including information on the investment performance of the Funds and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Funds; (3) the advisory fee and total expense ratio each Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and Subadvisers from their respective relationships with the Funds.

Nature, Extent and Quality of Services

Based on the written materials received and a presentation from senior representatives of the Adviser as well as a discussion with the Adviser about the personnel, operations and financial condition of itself and each Subadviser, and discussions with the Trust's CCO regarding the Adviser and the Subadvisers, the Board considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and by each Subadviser under each Subadvisory Agreement. In this regard, the Board reviewed information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal investment responsibility for the Absolute Funds’ investments; the investment philosophy and decision-making processes of the Adviser's and Subadvisers' investment professionals; the capability and integrity of the Adviser's and each Subadviser’s senior management and staff; the quality of the Adviser's and each Subadviser’s services with respect to regulatory compliance; and the Adviser's and each Subadviser’s representation that it is financially stable and able to provide investment advisory services to the applicable Absolute Fund. The Board also considered the Adviser’s analysis and recommendations regarding each Subadviser. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Absolute Funds by the Adviser under the Advisory Agreement and each Subadviser under each of the respective Subadvisory Agreements.

Costs of Services and Profitability

The Board evaluated information provided by the Adviser regarding its costs of services and its profitability with respect to each Absolute Fund. In this regard, the Board reviewed the Adviser’s resources devoted to the Absolute Funds as well as the Adviser’s discussion of costs and profitability. The Board also considered the percentage and

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amount of the Adviser’s fee that the Adviser retained and the percentage and amount of the fee that was paid to the Subadvisers. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of the Absolute Funds were reasonable in the context of all factors considered.

The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Absolute Funds, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Absolute Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement. The Board concluded that each Subadviser’s profitability was not a material factor in determining whether or not to approve the Subadvisory Agreements.

Performance

The Board reviewed the performance of the Absolute Funds in light of each Fund's investment objective and strategy and the Adviser's discussion of the performance of each of the Subadvisers. The Board reviewed the Absolute Strategies Fund’s performance over the 1-year, 3-year and 5-year periods ended January 31, 2014, compared to a peer group identified by Lipper Inc. The Board noted that the Absolute Strategies Fund underperformed its Lipper Inc. peer group during the 1-year and 3-year periods, though its performance for the 5-year period was near the median of the peer group. The Board reviewed the Absolute Opportunities Fund's performance over the 1-year, 3-year and 5-year periods ended January 31, 2014, also as compared to a peer group identified by Lipper Inc. The Board noted that the Absolute Opportunities Fund underperformed its Lipper Inc. peer group for all of the periods. Addressing the Funds’ apparent underperformance relative to their Lipper Inc. peer groups, the Adviser asserted that it does not view the funds in the peer group identified by Lipper Inc. to be comparable to the Funds and, referencing the hedge-fund-like strategies of the Funds, explained the basis for this assertion.

The Board evaluated the Adviser's opinion that hedge funds and hedge funds of funds provide the most relevant performance comparisons for the Absolute Funds.  In this regard, the Board considered the performance of the Absolute Funds relative to the HFRX Global Hedge Fund Index. The Board considered that, since the Absolute Strategies Fund's inception on July 27, 2005, the Fund had better cumulative returns than the HFRX Global Hedge Fund Index. The Board also considered that, since the Absolute Opportunities Fund's inception on October 21, 2008, it posted better cumulative returns than the HFRX Global Hedge Fund Index.

The Board reviewed each Absolute Fund's performance compared to another mutual fund that was not included in the Absolute Funds' Lipper Inc. peer groups but that the Adviser represented to the Board provided a meaningful comparison (a "Comparable Fund"). The Board considered the Adviser’s explanation as to why the performance of the Comparable Fund should be taken into account in evaluating the performance of the Absolute Funds and considered the Funds’ performance relative to the Comparable Fund and a statement by the Adviser that, since their respective inceptions, the cumulative returns of both the Absolute Funds compared favorably with those of the Comparable Fund over the same periods.

With respect to Subadviser performance, the Board evaluated the Adviser's assessment of each Subadviser's performance. The Board acknowledged the Adviser's representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies. The Board also weighed the Adviser’s explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with the market or with the relevant Absolute Fund's benchmarks. In this regard, the Board noted  that the Adviser emphasized its responsibility for allocating each Absolute Fund’s assets among Subadvisers in order to achieve the applicable Absolute Fund’s investment objective. Under the circumstances, and considering the level of each Absolute Fund’s assets, the Board determined that it was appropriate to evaluate the contribution of each Subadviser to the performance of the Absolute Funds and the performance of each Absolute Fund as a whole.  In addition, the Board concluded that the Absolute Funds and their shareholders could benefit from the renewal of the Advisory Agreement and of each applicable Subadvisory Agreement.

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Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each Absolute Fund. The Board considered the Adviser’s representation that the actual advisory fee rates and total expense ratios of hedge funds provide fairer points of comparison for the Absolute Funds than the fee rates and expense ratios of the funds in the Lipper Inc. peer groups.  In this regard, the Board weighed the Adviser’s explanation that the complex strategies of hedge funds are more similar to the strategy of each of the Absolute Funds than the mutual funds in the Lipper Inc. peer groups. In addition, with respect to advisory fee rates and total expenses, the Board noted the Adviser's representation that hedge funds’ fees typically consist of a base advisory fee as high as 2% and performance fee as high as 20%. The Board recognized that the Adviser’s fees do not include performance fees and that the Adviser pays all of the Subadvisers out of its advisory fee.

The Board took into consideration comparative information on each Absolute Fund's actual advisory fee rate and total expenses compared to its Lipper Inc. peer group. In this regard, among other things, the Board noted that the Adviser’s actual advisory fee rate and the total expense ratio of each Absolute Fund was the highest of the funds in its Lipper Inc. peer group. The Board noted also that, with respect to the Absolute Strategies Fund, the Adviser had implemented breakpoints that would reduce the advisory fee rate charged to the Fund at certain asset levels. In addition, with respect to the Absolute Opportunities Fund, the Board recognized that the Adviser had recently contractually agreed to cap the Fund's total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) at 1.95% until August 1, 2015 (“Expense Cap”), and that the Expense Cap was not fully reflected in that Fund's Lipper Inc. comparison. The Board further acknowledged the Adviser’s representation that, although the Absolute Opportunities Fund maintained the highest total expense ratio of its Lipper Inc. peer group with the Expense Cap, the Adviser expected the Expense Cap to make the Fund more competitive.

Under these circumstances, the Board concluded that it is difficult to make meaningful comparisons between the Absolute Funds’ actual advisory fee rates and total expense ratios and those of the Absolute Funds’ Lipper Inc. peer groups due to, among other things, variations between the services provided by the Adviser to the Absolute Funds and those provided to the Lipper Inc. peer group funds by their advisers. Further, the Board concluded that the complex investment strategies provided to the Absolute Funds by the Adviser are comparable to the strategies provided to hedge funds by their advisers at much higher advisory fee rates.  Based on the foregoing, and on all of the information presented, the Board concluded that the advisory fees paid to the Adviser by the Absolute Funds were reasonable.

Economies of Scale

The Board considered whether either of the Absolute Funds could benefit from economies of scale. The Board noted the Adviser's explanation that it is difficult for either Absolute Fund to achieve large economies of scale because the investment strategies of the Subadvisers, which are employed by the Funds, are not high-capacity strategies – meaning the Subadvisers generally cannot successfully manage ever-larger amounts of assets. The Board also noted the Adviser’s explanation that, to the extent it was able to obtain fee breaks with certain Subadvisers, the Adviser's profitability may not increase commensurately given the potential need for the Adviser to hire additional Subadvisers at different, including higher, subadvisory fee rates. In this regard, the Board recognized the Adviser's representation that it expects to pay higher subadvisory fees in the future given that the Subadvisers’ strategies are not high-capacity strategies and that the Funds face increased competition in identifying and retaining Subadvisers.

The Board noted that, with respect to the Absolute Strategies Fund, the Adviser had implemented fee breakpoints by contractually waiving its advisory fee to 1.55% on assets in excess of $4.5 billion and to 1.50% on assets in excess of $5 billion (the "Fee Break"). The Board recognized that, although the Absolute Strategies Fund’s current asset level was below $4.5 billion, the Adviser had recently lifted the “soft close” on the Fund and was actively seeking new investors for the Fund.  In addition, the Board recognized that the Adviser had agreed to renew the Fee Break until August 1, 2015.

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With respect to the Absolute Opportunities Fund, the Board considered the Adviser's representation that the Absolute Opportunities Fund potentially could benefit from economies of scale as assets grow.  The Board acknowledged, however, the Adviser’s opinion that the Fund is not currently operating at an asset level that generates economies of scale and the fact that the Adviser currently forgoes approximately one half of its advisory fee pursuant to the Expense Cap. In this regard, the Board recognized that the Adviser currently is not proposing breakpoints or changes in fees for the Absolute Opportunities Fund at this time.

Based on the foregoing information, and other considerations, the Board concluded that shareholders of the Absolute Strategies Fund should have an opportunity to share in future economies of scale and that economies of scale were not yet a material factor to be considered with respect to the Absolute Opportunities Fund.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that each Fund is a multi-manager Fund, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, when considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser’s recommendation that each Subadvisory Agreement be renewed and to the Adviser’s representation that the reappointment of the Subadvisers would positively contribute to the Adviser’s successful execution of the Funds’ overall strategies. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in each Advisory Agreement and in each Subadvisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

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The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013, through March 31, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2013	March 31, 2014	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$994.58	$11.39	2.29%
Hypothetical (5% return before taxes)	$1,000.00	$1,013.51	$11.50	2.29%
R Shares
Actual	$1,000.00	$991.81	$13.71	2.76%
Hypothetical (5% return before taxes)	$1,000.00	$1,011.17	$13.84	2.76%

Absolute Opportunities Fund
Institutional Shares
Actual	$1,000.00	$972.64	$14.61	2.97%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.12	$14.88	2.97%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	24	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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ABSOLUTE FUNDS

P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its managements and other information.

212-ANR-0314

TABLE OF CONTENTS

Beck, Mack & Oliver Global Fund
A Message to Our Shareholders (Unaudited)	2
Performance Chart and Analysis (Unaudited)	8
Portfolio Profile (Unaudited)	10
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders (Unaudited)	21
Performance Chart and Analysis (Unaudited)	27
Portfolio Profile (Unaudited)	28
Schedule of Investments	29
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33

Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	41
Additional Information (Unaudited)	42

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Dear Shareholders:

The Beck, Mack & Oliver Global Fund (the “Global Fund”) ended its fiscal year on March 31, 2014 (the “Fiscal Year 2013” or the “Period”) with a net asset value (“NAV”) of $18.50 per share, realizing a return of -0.54% for the Period. The Global Fund’s fiscal return compares with a return of 19.07% for the Global Fund’s benchmark, the MSCI World Index1 (“MSCI World” or the “Benchmark”), a 17.56% return for the MSCI EAFE Index2 (“MSCI EAFE”) and 12.31% return for the MSCI ACWI ex U.S. Index3 (the “MSCI ACWI ex US”). For a longer term perspective, the Global Fund’s 3-, 5-, 10-year, and since inception average annual total returns as of March 31, 2014 were as follows:

Average Annual Total Return as of 03/31/2014	One Year	Three Years	Five Years	Ten Years	Since Inception (12/08/93)
Beck, Mack & Oliver Global Fund	(0.54)%	2.96%	13.36%	5.97%	7.46%
MSCI ACWI ex US	12.31%	4.15%	15.52%	7.12%	N/A3
MSCI World Index	19.07%	10.23%	18.28%	6.83%	7.26%
MSCI EAFE Index	17.56%	7.21%	16.02%	6.53%	5.98%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Global Fund’s annual operating expense ratio (gross) is 1.89%. However, the Global Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) do not exceed 1.50%, which is in effect until July 31, 2014. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.

Fiscal Year 2013 Performance
The Global Fund’s return of -0.54% net of fees for Fiscal Year 2013 was disappointing and reflected both our lack of U.S. exposure amid a very bullish U.S. market and our relative over-weighting to emerging markets stocks versus our

1
The MSCI World Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI World includes reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the MSCI World does not include expenses. The Global Fund is professionally managed while the MSCI World is unmanaged and is not available for investment.

2
The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE includes the reinvestment of dividends and income.

3
The MSCI ACWI ex U.S. is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01.

2

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Benchmark during a period when developed markets outperformed emerging markets. The impact of these exposures is evident in the divergent performance between the MSCI World, a developed markets index which returned 19.07% for Fiscal Year 2013, and the MSCI Emerging Markets Index4 which returned -1.43% for the same period.

Portfolio Contribution by Country – Global Fund vs. MSCI World Index (April 1, 2013 – March 31, 2014)

	Portfolio			Benchmark
Country	Weight	Return	Contribution5	Weight	Return	Contribution5
United States of America	5.2%	4.0%	0.26%	52.6%	21.8%	11.51%
United Kingdom	6.2%	11.7%	0.57%	8.3%	16.9%	1.43%
France	-	-	-	4.0%	30.9%	1.15%
Germany	-	-	-	3.7%	31.5%	1.08%
Switzerland	8.8%	25.5%	2.02%	4.4%	20.0%	0.84%
Total for 5 Countries	20.2%		2.85%	72.9%		16.01%
Total Return for Period			-0.54%			19.07%
Source: S&P Capital IQ; MSCI.

On more a granular basis, the table above shows the five highest contributing countries to the Benchmark’s total return for Fiscal Year 2013 versus the Global Fund’s exposures and country-specific returns. Our allocation to the best performing countries in the Benchmark was low with 20.2% of our assets in these countries versus 72.9% for the Benchmark. Exacerbating this, the Global Fund's investments in the U.S. and the U.K. did not perform in line with their respective overall markets. These differences in aggregate accounted for approximately 13% of the Global Fund’s underperformance versus its Benchmark during the Period.

The top-5 positive and negative contributors5 to portfolio performance for the Period are provided below:

Top 5 Gainers	Return	Portfolio Contribution5	Top 5 Losers	Return	Portfolio Contribution5
Dufry AG	38.3%	1.71%	Kinross Gold Corp.	-47.7%	-1.10%
Scomi Energy Services BHD	150.7%	1.32%	Wheelock and Co., Ltd.	-24.6%	-1.07%
SoftBank Corp.	65.0%	0.83%	Banpu Public Co., Ltd.	-35.5%	-0.78%
Arab Bank PLC	30.5%	0.70%	Huntingdon Capital Corp.	-8.5%	-0.75%
BBA Aviation PLC	46.4%	0.70%	Penn West Petroleum Ltd.	-13.5%	-0.52%
Total		5.26%			-3.71%
Source: S&P Capital IQ; MSCI.

4	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
5Contribution is the annualized return of a security multiplied by the security’s weight in the portfolio or benchmark. Such weighting is of the public equity securities and cash for the Global Fund’s portfolio.

3

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Although developed markets did very well during the Period, some of our developed market investments did not perform in line despite higher returns historically. For instance, Huntingdon Capital advanced by 12.3% in the Global Fund’s 2012 fiscal year but declined 8.5% during the Period. Like any publicly traded stock, market sentiment is an inconsistent companion that can behave irrespective of improving underlying fundamentals.

Dufry AG and Scomi Energy Services were our largest contributors during the Period. Dufry, the leading travel retailer in emerging markets, increased 38% during Fiscal Year 2013 as its business hit on all cylinders. The company is benefitting from two large tailwinds. First, the number of international passengers, especially from Asia and the Middle East, is growing rapidly. Second, as per-capita incomes in these countries increase, we believe organic like-for-like sales growth could increase and exceed the growth in passengers. Exposure to a strong structural sales growth opportunity and a business model with a high return on invested capital could potentially generate higher free cash flow to shareholders over time.

Scomi Energy Services was a special situations investment. The company went through a business restructuring where majority shareholder Scomi Group (SGB MK) wanted to consolidate its Southeast Asian oil services businesses into one listed entity. The pro-forma financials of the restructured business were not made clear to public investors. Consequently the market perception was that the restructured business was a poorly performing coal transport company with a cheap pro-forma valuation of 9x price-to-earnings ratio (“P/E”) and 4x enterprise value (“EV”)/EBITDA ratio. Comparative companies in the industry typically traded for 25x P/E and 10x EV/EBITDA, respectively. As the results of the newly consolidated business became clear, the market fairly quickly re-rated the stock, resulting in a 150% return during the Period.

Our most significant underperforming stocks during the Period were mainly materials and real estate related. Wheelock & Co., a long-term Global Fund holding whose stock has increased 140% (cumulative total return) since we initiated the position in August 2006, declined 25% during the Period on the back of concerns over the Hong Kong and China real estate markets. Nonetheless, it still trades at a significant discount to the sum-of-its-parts value and remains in the portfolio. Kinross Gold Corp. weakened on the back of lower gold prices. Banpu Coal, a Southeast Asian coal producer, declined with falling seaborne coal prices as China's domestic coal oversupply situation worsened with new capacity coming online despite falling coal consumption. We exited Banpu given China’s continued plans to increase coal supply despite falling prices.

In light of our current portfolio composition and our intent to invest the Global Fund primarily in non-U.S. markets going forward, we have decided to amend the Global Fund's principal investment strategy. As discussed in past letters, in recent years more of the portfolio has been invested outside of the U.S., leading to a higher divergence from our Benchmark. Whilst the MSCI World’s allocation to the U.S. has remained above 45% during the last 10 years, the proportion of the Global Fund invested in U.S. markets has consistently been below 20% since 2009 and was further reduced to 11% last year. This shift is a reflection of where we see investment opportunities globally. With higher U.S. market valuations and weaker markets outside the U.S., we find more attractive long-term investments abroad for the Global Fund. We remain focused on identifying businesses able to compound capital at high rates, wherever they may be found.

The concentration of the portfolio has been increased over the last few years with the Global Fund owning fewer positions. This has the effect of creating more volatility relative to our Benchmark while potentially offering the opportunity to increase our returns over time. Much of Beck, Mack & Oliver's past success has come from a focus on owning strong business franchises over long periods of time having purchased the security at what the firm believed was a discount to intrinsic value. The scarcity of such investments has resulted in the firm having fairly concentrated portfolios. Fewer positions allow us to

4

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

focus intensely on existing investments and ensure marginal ideas do not dilute our potential returns. As of March 31, 2014 the Global Fund’s top 10 positions constituted approximately 41.4% of NAV versus 33.3% five years ago. This trend will likely continue. The Global Fund's top ten positions as of March 31, 2014 are provided at the end of this letter.

The Global Fund will be Renamed the Beck, Mack & Oliver International Fund
In recognition of the current positioning of the Global Fund’s portfolio and our intention to invest primarily in non-U.S. opportunities as discussed above, effective August 1, 2014, the Global Fund will be renamed the Beck, Mack & Oliver International Fund. The updated Prospectus, which will reflect select and related changes to the Fund’s principal investment strategy, will be mailed to shareholders in August. The Fund’s new primary benchmark will be the MSCI All Country World Index ex U.S., which includes both emerging and developed markets outside the U.S. and better reflects our current portfolio and the markets where we are actively looking for new investments.

Establishing a Presence in Asia
Signaling Beck, Mack & Oliver’s long-term commitment to the Global Fund and a presence on the ground in Asia, the firm hired Geoffrey Yamane on April 1, 2014 to open our first Asian office in Singapore. Geoffrey brings with him broad investment experience in both the U.S. and Asia. Prior to joining Beck, Mack & Oliver, Geoffrey most recently worked for Putnam Investments in Singapore and Kingstown Capital. He is a graduate of Columbia Business School’s Value Investing Program and has 11 years of investment experience.

Looking Ahead
Notwithstanding the aforementioned changes to the Global Fund’s principal investment strategy, we believe the ingredients for the Global Fund’s long-term success remain intact. As we outlined earlier, higher emerging markets exposures and lower developed market exposures hurt the Global Fund’s return in Fiscal Year 2013. The portfolio, however, has remained invested in strong businesses we understand that were purchased in our opinion at attractive valuations in what we believe are economically and demographically attractive markets outside the U.S.

We believe a competitive advantage of the Global Fund has been derived from our ability to think and act differently towards the long-term goal of capital appreciation. Through our focus on attracting committed long-term investors, building a disciplined investment culture, and investing with what we believe are capable and conservative corporate managers, we’ve created an environment focused on compounding capital over the long-term. While this may seem simple, many fund investors, market participants, and corporate executives that state they are focused on such an objective are influenced otherwise by competing factors. For example, asset management firms may care more about gathering assets than generating performance; investors often choose managers based on asset allocation strategies that result in short-term fund flows; and, corporate executives may make decisions driven by career advancement goals instead of growing shareholder value.

We believe that our investors, many of whom have been invested with us for over 10 years, understand that a focus on long-term returns may involve intermittent periods of under-performance. Investors such as these allow us to make investments irrespective of benchmark, asset allocation and other short-term considerations that many of our competitors do not. With over 250 years combined investment experience, our firm’s investment team fosters an environment conducive to independent and contrarian thinking which permits the discovery of value off the beaten path. We invest in companies whose management teams are focused on making decisions that increase the value and competitive moats of their businesses, therefore growing shareholder value over time. This environment was not built overnight and reflects

5

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Beck, Mack & Oliver’s 83-year commitment to disciplined value investing and seeking to grow client wealth over time.

2013 Tax Distributions
On the tax front, the Global Fund made a significant distribution of ordinary income in December 2013 of $1.46 per share on our calendar year-end $18.52 NAV per share. The majority of this distribution arose from the Global Fund’s large position in Huntingdon Capital (“Huntingdon”).  Huntingdon underwent a restructuring in December 2012 that resulted in Huntingdon becoming a passive foreign investment company (PFIC)6 for federal tax purposes. The Global Fund filed an election with the IRS in 2013 to recognize as ordinary income its 2013 unrealized capital gains from Huntingdon common stock (as if the position had been sold during the year) consistent with PFIC rules. This was the primary reason for the Fund’s sizable year-end distribution.  Although we regret the unfavorable tax treatment applicable to the Fund’s investment in Huntingdon, we note that the Global Fund has made a 128% unrealized profit in Huntingdon and continue to regard it as a positive contributor to the portfolio.

We thank you for your loyalty and patience which we believe will be rewarded in the fullness of time. We look forward to updating you on our progress in the coming months.

Sincerely,

David E. Rappa                                                                                Peter A. Vlachos
Lead Manager                                                                                Co-Manager

Robert C. Beck
Co-Manager

6	A PFIC is, essentially, a foreign corporation that, for example, derives at least three-fourths of its income from passive activities.

6

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

The Global Fund's top ten positions as of March 31, 2014 are provided below.

Security	Cost	Market Value
Huntingdon Capital Corp.	$3,081,062	$7,025,780
Panin Financial Tbk PT	5,139,719	6,235,365
Dufry AG	3,268,353	5,158,079
Genting Bhd	2,840,030	3,062,012
Leucadia National Corp.	2,186,589	2,967,944
Coal India, Ltd.	2,487,568	2,791,794
K1 Ventures, Ltd.	2,407,182	2,785,977
Wheelock & Co., Ltd.	1,832,343	2,711,042
Fairfax Financial Holdings, Ltd.	2,117,372	2,707,191
Arab Bank PLC	2,393,099	2,564,364

Definitions:
Price-to-Earnings Ratio (P/E) is current share price of a stock divided by its earnings per share.

Enterprise Value-to-EBITDA Ratio (earnings before interest, tax, depreciation and amortization) is used to analyze a company's operating profitability before non-operating expenses.

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Global Fund will achieve its investment objective.  Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. The Global Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Forward currency contracts are obligations to purchase or sell a specific currency at a future date.  There is the risk that these contracts could generate losses based on movements in currencies, and limit potential gain.

The views in this report were those of the Global Fund managers as of March 31, 2014 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Global Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

7

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Global Fund (the “Fund”) compared with the performance of the primary benchmark, MSCI World Index (“MSCI World”), the secondary benchmark, MSCI EAFE (“MSCI EAFE”) and its tertiary benchmark MSCI All Cap World Index except United States (“MSCI ACWI ex US”) over the past ten fiscal years. The MSCI ACWI ex US will replace the MSCI World as the Fund’s primary benchmark effective August 1, 2014, because the investment adviser believes that the MSCI ACWI ex US is the best comparative benchmark for the Fund’s portfolio based on a number of factors, including the current orientation of the portfolio toward non-U.S. securities and the intention to remain focused primarily on non-U.S. markets going forward.  Also, the MSCI ACWI ex US encompasses emerging markets, unlike the MSCI World Index, and over the last five years has become the index standard for international mutual funds where exposure includes both developed and developing markets.  The MSCI  ACWI ex US  is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI ACWI ex US, MSCI EAFE and MSCI World include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI ex US, MSCI EAFE and MSCI World do not include expenses. The Fund is professionally managed while the MSCI ACWI ex US, MSCI EAFE and MSCI World are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Global Fund vs. MSCI ACWI ex US, MSCI World Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended March 31, 2014:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Global Fund	(0.54)%	13.36%	5.97%
MSCI ACWI ex US	12.31%	15.52%	7.12%
MSCI World Index	19.07%	18.28%	6.83%
MSCI EAFE Index	17.56%	16.02%	6.53%

8

BECK, MACK & OLIVER GLOBAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.90%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.25%, through July 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

9

BECK, MACK & OLIVER GLOBAL FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2014

PORTFOLIO HOLDINGS
% of Total Investments
Financials	44.7%
Energy	14.5%
Consumer Discretionary	10.2%
Industrials	10.2%
Investment Companies	8.0%
Consumer Staples	5.6%
Telecommunication Services	3.8%
Materials	1.3%
Information Technology	1.2%
Warrants	0.5%
Purchased Options	0.0%
100.0%

See Notes to Financial Statements.	10

BECK, MACK & OLIVER GLOBAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

A	Shares	Security Description	Value

Common Stock - 79.2%
Australia - 0.9%
125,945	UGL, Ltd.	$819,946

Bermuda - 4.1%
1,384,700	Archer, Ltd. (a)	1,803,778
14,500	Enstar Group, Ltd. (a)	1,976,495
		3,780,273
Canada - 16.4%
6,235	Fairfax Financial Holdings, Ltd.	2,707,191
173,500	FAM Real Estate Investment Trust REIT	1,381,094
647,250	Huntingdon Capital Corp. (b)	7,025,780
252,000	Kinross Gold Corp. (a)	1,041,737
124,733	Lone Pine Resources Canada, Ltd., Common Class (a)(c)	67,843
124,733	Lone Pine Resources, Inc., Class A (a)(c)	67,843
278,612	Penn West Petroleum, Ltd.	2,328,697
2,651,700	Petromanas Energy, Inc. (a)	491,722
		15,111,907
Chile - 2.1%
17,032,937	Cia Sud Americana de Vapores SA (a)	833,360
616,000	Coca-Cola Embonor SA, B Shares	1,112,085
		1,945,445
Colombia – 4.2%
116,000	Pacific Rubiales Energy Corp.	2,089,154
6,418,800	Petroamerica Oil Corp. (a)	1,741,873
		3,831,027
Hong Kong – 4.4%
486,000	First Pacific Co., Ltd.	483,087
35,130,000	Midland IC&I, Ltd. (a)	221,926
959,000	Value Partners Group, Ltd.	579,863
694,000	Wheelock & Co., Ltd.	2,711,042
		3,995,918
India - 4.9%
577,430	Coal India, Ltd.	2,791,794
465,285	Dewan Housing Finance Corp., Ltd.	1,704,233
		4,496,027
Indonesia – 6.8%
272,437,500	Panin Financial Tbk PT (a)	6,235,365

Japan - 4.4%
12,800	Fanuc Corp.	2,257,656
8,000	Nintendo Co., Ltd.	950,250
11,500	Softbank Corp.	869,060
		4,076,966
Jordan - 2.8%
199,995	Arab Bank PLC	2,564,364

AFA Kazakhstan - 2.3%
157,360	KCell JSC, ADR	2,155,832

Malaysia - 3.3%
999,900	Genting Bhd	3,062,012

Mexico - 2.7%
5,500	Coca-Cola Femsa S.A.B. de C.V., ADR	580,360
840,000	Empresas ICA SAB de CV (a)	1,402,627
5,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	466,200
		2,449,187
Singapore - 3.0%
17,880,000	K1 Ventures, Ltd.	2,785,977

Switzerland - 7.0%
30,000	Dufry AG (a)	5,158,079
16,720	Nestle SA	1,258,658
		6,416,737
United Kingdom - 6.7%
200,000	Aquasition Corp. (a)	2,095,000
340,000	BBA Aviation PLC	1,880,745
255,000	G4S PLC	1,026,673
225,500	Tesco PLC	1,110,534
		6,112,952
United States - 3.2%
105,998	Leucadia National Corp.	2,967,944

Total Common Stock (Cost $64,060,328)	72,807,879

Preferred Stock - 0.2%
United States - 0.2%
132,573	Earlyshares.com, Inc., Class A (c)(d) (Cost $200,000)	200,000

AFA	Shares/ Principal	Security Description	Value

Private Equity Fund - 6.3%
Brazil - 0.6%
5,000	Nucleo Capital Equity Fund, LLC (a)(e)	538,947

India - 1.3%
$1,000,000	Bharat Investors, LP (a)(b)(f)	1,154,294

See Notes to Financial Statements.	11

BECK, MACK & OLIVER GLOBAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

AFA	Principal	Security Description	Value

United States - 4.4%
$500,000	Brightwood Capital Fund III, LP (a)(c)(g)	$502,820
1,200,000	Brightwood Switch SPV, LP (a)(b)(c)(h)	1,442,007
2,000,000	Eaglewood Income Fund I, LP (a)(b)(c)(i)	2,139,733
		4,084,560
Total Private Equity Fund (Cost $5,200,000)	5,777,801

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 0.8%
Corporate Non-Convertible Bonds - 0.8%
Canada - 0.5%
$500,000	Huntingdon Real Estate (b)	7.50%	12/31/16	462,148

Colombia - 0.3%
250,000	Petroamerica Oil Corp.	11.50	04/19/15	229,534

Total Corporate Non-Convertible Bonds (Cost $742,896)	691,682

Shares	Security Description	Rate	Exp. Date	Value

Warrants - 0.5%
249,975	Genting Bhd (a)	7.96%	12/18/18	221,996
14,000	Huntingdon Capital Corp. (a)(b)	9.00	12/31/16	50,846
14,048,000	Panin Financial Tbk PT (a)	130.00	11/10/14	158,287
25	Petroamerica Oil Corp. (a)	0.20	04/23/19	4
Total Warrants (Cost $113,711)	431,133

Shares	Security Description	Value

Investment Companies - 0.5%
23,741	Carlyle GMS Finance, Inc. (a)(c)(j) (Cost $474,194)	465,801

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.0%
Call Options Purchased - 0.0%
1,500,000	Swiss Currency (Premiums paid $26,250)	$0.99	04/14	0

Total Investments - 87.5% (Cost $70,817,379)*	$80,374,296
Other Assets & Liabilities, Net – 12.5%	11,523,331
Net Assets – 100.0%	$91,897,627

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Affiliate.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $4,886,047 or 5.3% of net assets.
(d)
Private preferred stock purchased on 06/21/13.  The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees.  Preferred shares hold rights to convert to shares of Common Stock.  Illiquid investment in which redemptions are not accepted.  No unfunded commitments as of March 31, 2014.

(e)
Private equity fund purchased on 08/01/12 that invests in a master fund which invests primarily in Brazilian companies.  Redemptions may be made on the last business day of each month with three months written notice.  No unfunded commitments as of March 31, 2014.

(f)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC.  Redemptions may be made on the last day of each calendar quarter upon 60 days written notice.  No unfunded commitments as of March 31, 2014.

(g)
Private equity fund purchased on 12/16/13 that invests in secured loans of leveraged companies organized and located in the United States.  Illiquid investment in which redemptions are not accepted.  No unfunded commitments as of March 31, 2014.

(h)	Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of March 31, 2014.
(i)
Private equity fund purchased on 11/30/12 that invests in consumer loans, primarily those originated by Lending Club Corporation.  Redemptions may be made on the last day of each calendar quarter upon 90 days written notice.  No unfunded commitments as of March 31, 2014.

(j)
Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms.  Illiquid investment in which redemptions are not accepted.  Unfunded commitments of $1,555,840 as of March 31, 2014.

See Notes to Financial Statements.	12

BECK, MACK & OLIVER GLOBAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

*	Cost for federal income tax purposes is $76,707,672 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,933,141
Gross Unrealized Depreciation	(7,266,517)
Net Unrealized Appreciation	$3,666,624

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates were as follows:

	Common Stock	Private Equity Funds			Corporate Bond	Warrant	Investment Company
	Huntingdon Capital Corp.	Bharat Invesors, LP	Brightwood Switch SPV, LP	Eaglewood Income Fund I, LP**	Huntingdon Real Estate	Huntingdon Capital Corp.	Sound Point Floating Rate Income Fund**	Total
Balance 03/31/13
Shares/Principal	647,250	$1,000,000	$1,200,000	$2,000,000	$500,000	14,000	97,561
Cost	$3,081,062	$1,000,000	$1,200,000	$2,000,000	$491,690	$-	$1,000,000	$8,772,752
Value	$7,843,331	$1,013,884	$1,397,624	$2,058,242	$517,006	$45,342	$1,012,683	$13,888,112
Gross Additions
Shares/Principal	-	$-	$-	$-	$-	$-	3,487
Cost	$-	$-	$-	$-	$-	$-	$36,076	$36,076
Gross Reductions
Shares/Principal	-	$-	$-	$-	$-	-	(101,048)
Cost	$-	$-	$-	$-	$-	$-	$(1,036,076)	$(1,036,076)
Proceeds	$-	$-	$-	$-	$-	$-	$1,087,695	1,087,695
Balance 03/31/14
Shares/Principal	647,250	$1,000,000	$1,200,000	$2,000,000	$500,000	14,000	-
Cost	$3,081,062	$1,000,000	$1,200,000	$2,000,000	$491,692	$-	$-	$7,772,754
Value	$7,025,780	$1,154,294	$1,442,007	$2,139,733	$462,148	$50,846	$-	$12,274,808
Realized gain	$-	$-	$-	$-	$-	$-	$51,619	$51,619
Investment Income	$125,809	$-	$-	$289,623	$35,627	$-	$23,859	$474,918

** No longer affiliated as of 03/31/14.

See Notes to Financial Statements.	13

BECK, MACK & OLIVER GLOBAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver Global Fund as of March 31, 2014, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(6,517,665)	Canadian Dollars	04/22/14	$6,300,000	$407,338
(3,492,450)	Canadian Dollars	06/19/14	3,250,000	96,916
(2,709,695)	Canadian Dollars	08/05/14	2,425,000	(18,661)
(5,774,123)	Canadian Dollars	08/25/14	5,167,000	(37,744)
(1,071,120)	Swiss Franc	06/20/14	1,200,000	(12,416)
(188,328,000)	Chilean Peso	06/26/14	350,000	9,594
(155,856,250)	Chilean Peso	08/04/14	275,000	(5,725)
(740,831)	Pounds Sterling	06/24/14	1,210,000	(24,280)
(474,796)	Pounds Sterling	08/21/14	791,000	319
(8,865,200,000)	Indonesian Rupiah	04/03/14	740,000	(39,978)
(20,037,500,000)	Indonesian Rupiah	04/17/14	1,750,000	(8,611)
(7,464,600,000)	Indonesian Rupiah	06/30/14	580,000	(66,278)
(11,859,360,000)	Indonesian Rupiah	07/25/14	930,000	(91,992)
(6,493,830,000)	Indonesian Rupiah	08/25/14	535,000	(21,359)
44,920,000	Indian Rupee	04/04/14	(706,400)	44,937
(130,920,000)	Indian Rupee	04/04/14	2,000,000	(189,784)
(31,100,103)	Indian Rupee	07/28/14	475,000	(30,929)
(19,322,490)	Indian Rupee	08/25/14	300,000	(12,152)
(79,412,500)	Indian Rupee	09/24/14	1,250,000	(23,291)
241,536,300	Japanese Yen	05/30/14	(2,365,179)	(24,292)
(313,636,300)	Japanese Yen	05/30/14	3,100,000	60,345
72,100,000	Japanese Yen	05/30/14	(692,105)	6,664
(6,224,260)	Mexican Peso	09/05/14	460,000	(10,906)
(5,663,380)	Malaysian Ringgit	08/25/14	1,700,000	(17,385)
(1,487,375)	Norwegian Krone	08/14/14	250,000	1,599
(3,412,864)	Norwegian Krone	09/05/14	560,000	(6,459)
(2,061,682)	Singapore Dollar	05/27/14	1,647,000	7,974
				$(6,556)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	14

BECK, MACK & OLIVER GLOBAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2014.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$819,946	$-	$-	$819,946
Bermuda	3,780,273	-	-	3,780,273
Canada	14,976,221	-	135,686	15,111,907
Chile	1,945,445	-	-	1,945,445
Colombia	3,831,027	-	-	3,831,027
Hong Kong	3,995,918	-	-	3,995,918
India	4,496,027	-	-	4,496,027
Indonesia	6,235,365	-	-	6,235,365
Japan	4,076,966	-	-	4,076,966
Jordan	2,564,364	-	-	2,564,364
Kazakhstan	2,155,832	-	-	2,155,832
Malaysia	3,062,012	-	-	3,062,012
Mexico	2,449,187	-	-	2,449,187
Singapore	2,785,977	-	-	2,785,977
Switzerland	6,416,737	-	-	6,416,737
United Kingdom	6,112,952	-	-	6,112,952
United States	2,967,944	-	-	2,967,944
Preferred Stock
United States	-	-	200,000	200,000
Private Equity Fund
Brazil	-	538,947	-	538,947
India	-	1,154,294	-	1,154,294
United States	-	-	4,084,560	4,084,560
Corporate Non-Convertible Bonds	-	691,682	-	691,682
Warrants	431,133	-	-	431,133
Investment Companies	-	-	465,801	465,801
Purchased Options	-	-	-	-
Total Investments At Value	$73,103,426	$2,384,923	$4,886,047	$80,374,296
Other Financial Instruments***
Forward Currency Contracts	-	635,686	-	635,686
Total Assets	$73,103,426	$3,020,609	$4,886,047	$81,009,982

Liabilities
Other Financial Instruments***
Forward Currency Contracts	-	642,242	-	642,242
Total Liabilities	$-	$642,242	$-	$642,242
***	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are value at the unrealized appreciation/depreciation at year end.

See Notes to Financial Statements.	15

BECK, MACK & OLIVER GLOBAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Corporate Non- Convertible Bonds	Private Equity Funds	Investment Companies
Balance as of 03/31/13	$-	$-	$246,099	$3,455,866	$-
Purchases	-	200,000	-	500,000	474,194
Transfers out			(229,534)
Transfers in	135,686	-		-	-
Change in Unrealized Appreciation / (Depreciation)	-	-	(16,565)	128,694	(8,393)
Balance as of 03/31/14	$135,686	$200,000	$-	$4,084,560	$465,801
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/14	$(798,637)	$-	$-	$128,694	$(8,393)

There were no transfers among Level 1 and Level 2 for the year ended March 31, 2014.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2014, are as follows:

Investments in Securities	Fair Value at 03/31/14	Valuation Technique(s)	Unobservable Input	Range as of 12/31/13	Weighted Average as of 03/31/14
Private Equity Funds – United States
Brightwood Switch SPV, LP	$1,442,007	Market Comparables	EV/EBITDA Multiple(1)	8.50x – 9.0x NFY EBITDA projection of $119.6mm (or EV of $1,016.6mm - $1,076.4mm and equity value of $824.3mm – $884.1mm	60% Equinix, 30% REITs, 10% other publicly traded data center companies

Eaglewood Income Fund I, LP	2,139,733	Loan Valuation Model	Interest Rates, Seasoning, FICO Scores, Loan loss Reserves(2)	Interest Rates: 6.03%-23.40%. Seasoning 0-15 months, FICO 660-850, Loan Loss Reserves -12% to 100%.
Delinquency Levels: 16-30 days: 0.16%, 31+ days: 1.75% (includes charged-off). Interest Rate 11.73%, Seasoning 6.8 months, FICO: 705, Loan Loss Reserves: 1.95% of par (sum of all loans marked less than par divided by par outstanding).

(1)
Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

(2)
Significant unobservable inputs used in the fair value measurement include interest rates, seasoning, FICO scores and loan loss reserves.  A significant increase or decrease in FICO scores and seasoning may result in a similar significant change in the fair value measurement.  A significant increase or decrease in interest rates or loan loss reserves may result in an opposite significant change in the fair value measurement.

See Notes to Financial Statements.	16

BECK, MACK & OLIVER GLOBAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2014

ASSETS
Investments at value (Cost $65,044,625)	$70,239,221
Investments in affiliated issuers, at value (Cost $5,772,754)	10,135,075
Total investments, at value (Cost $70,817,379)	$80,374,296
Cash	10,853,091
Foreign currency (Cost $6,502)	6,502
Receivables:
Fund shares sold	8,600
Investment securities sold	611,073
Dividends and interest	260,102
Unrealized gain on forward currency contracts	635,686
Prepaid expenses	13,368
Total Assets	92,762,718

LIABILITIES
Unrealized loss on forward currency contracts	642,242
Payables:
Investment securities purchased	5,958
Fund shares redeemed	19,235
Foreign capital gains tax payable	60,548
Accrued Liabilities:
Adviser	Investment adviser fees	82,058
Trustees’ fees and expenses	30
Fund services fees	14,009
Other expenses	41,011
Total Liabilities	865,091

NET ASSETS	$91,897,627

COMPONENTS OF NET ASSETS
Paid-in capital	$82,760,938
Distributions in excess of net investment income	(3,500,894)
Accumulated net realized gain	3,138,853
Net unrealized appreciation	9,498,730
NET ASSETS	$91,897,627
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,967,088
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.50
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	17

BECK, MACK & OLIVER GLOBAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $142,787)	$1,689,937
Dividend income from affiliated investments (Net of foreign withholding taxes of $22,202)	439,291
Interest income	87,970
Interest income from affiliated investments	35,627
Total Investment Income	2,252,825
Adviser
EXPENSES
Investment adviser fees	1,460,400
Fund services fees	169,379
Custodian fees	88,652
Registration fees	18,968
Professional fees	47,261
Trustees' fees and expenses	3,610
Miscellaneous expenses	62,999
Total Expenses	1,851,269
Fees waived	(474,822)
Net Expenses	1,376,447

NET INVESTMENT INCOME	876,378

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,691,001
Investments in affiliated issuers	51,619
Foreign currency transactions	936,537
Net realized gain	5,679,157
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,176,388)
Investments in affiliated issuers	(753,037)
Deferred foreign capital gains taxes	(60,548)
Foreign currency translations	(253,844)
Net change in unrealized appreciation (depreciation)	(7,243,817)
NET REALIZED AND UNREALIZED LOSS	(1,564,660)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(688,282)

See Notes to Financial Statements.	18

BECK, MACK & OLIVER GLOBAL FUND STATEMENTS OF CHANGES IN NET ASSETS

r2014	#	For the Years Ended March 31,
		2014	2013
OPERATIONS
Net investment income		$876,378	$614,170
Net realized gain		5,679,157	4,643,076
Net change in unrealized appreciation (depreciation)		(7,243,817)	6,600,225
Increase (Decrease) in Net Assets Resulting from Operations		(688,282)	11,857,471

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(7,091,388)	-
Net realized gain		(3,082,468)	(3,042,594)
Total Distributions to Shareholders		(10,173,856)	(3,042,594)

CAPITAL SHARE TRANSACTIONS
Sale of shares		3,654,332	5,609,566
Reinvestment of distributions		8,932,606	2,681,183
Redemption of shares		(11,688,789)	(8,439,393)
Redemption fees		863	6,798
Increase (Decrease) in Net Assets from Capital Share Transactions		899,012	(141,846)
Increase (Decrease) in Net Assets		(9,963,126)	8,673,031

NET ASSETS
Beginning of Year		101,860,753	93,187,722
End of Year (Including line (a))		$91,897,627	$101,860,753

SHARE TRANSACTIONS
Sale of shares		185,070	281,247
Reinvestment of distributions		474,757	135,208
Redemption of shares		(606,023)	(439,340)
Increase (Decrease) in Shares		53,804	(22,885)

(a) Undistributed (distributions in excess of) net investment income		$(3,500,894)	$432,522

See Notes to Financial Statements.	19

BECK, MACK & OLIVER GLOBAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning of Year	$20.73	$18.88	$20.28	$17.96	$11.99
INVESTMENT OPERATIONS
Net investment income (a)	0.18	0.13	0.16	0.13	0.11
Net realized and unrealized gain (loss)	(0.30)	2.36	(0.89)	2.42	5.90
Total from Investment Operations	(0.12)	2.49	(0.73)	2.55	6.01
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(1.46)	—	(0.64)	(0.23)	(0.04)
Net realized gain	(0.65)	(0.64)	(0.03)	—	—
Total Distributions to Shareholders	(2.11)	(0.64)	(0.67)	(0.23)	(0.04)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	—
NET ASSET VALUE, End of Year	$18.50	$20.73	$18.88	$20.28	$17.96
TOTAL RETURN	(0.54)%	13.35%	(3.20)%	14.24%	50.16%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$91,898	$101,861	$93,188	$105,157	$66,169
Ratios to Average Net Assets:
Net investment income	0.90%	0.66%	0.87%	0.68%	0.69%
Net expense	1.41%	1.25%	1.25%	1.25%	1.34%
Gross expense (c)	1.90%	1.88%	1.90%	1.97%	2.20%
PORTFOLIO TURNOVER RATE	39%	67%	101%	122%	54%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	20

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned 14.59% net of fees and expenses for the fiscal year ended March 31, 2014, resulting in a net asset value of $14.82 per share.  By comparison, the S&P 500 Index ended the March 31, 2014 year with a return of 21.86% (with dividends reinvested).  Since its December 1, 2009 reorganization from a limited partnership, the Partners Fund has returned 16.02% annualized versus 15.27% annualized for the S&P 500 Index7. For a longer-term perspective, the Partners Fund’s average annual total returns for the period ending March, 31 2014 were as follows:

Average Annual Total Return as of 03/31/14	One Year	Three Years	Since 12/01/2009 Reorg*	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	14.59%	13.75%	16.02%	21.45%	8.04%
S&P 500 Index7	21.86%	14.66%	15.27%	21.16%	7.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.42%. However, the Partners Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) do not exceed 1.00%, which is in effect until July 31, 2014; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance on page 26.

Performance and Portfolio Update
At fiscal year-end, the Partners Fund had 29 equity holdings with the top ten (10) largest positions representing 55.3% of net assets.  The Fund’s weighted average market capitalization was $53.3 billion, with one (1) of the Fund’s top ten largest positions below $2 billion in market capitalization.  The largest sector exposures remained Financials (27.5% of net assets), Energy (22.8%) and Healthcare (15.7%), with Cash representing 11.4%.

The relative underperformance of the Partner’s Fund last year was driven to a large extent by the high cash position maintained during the balance of the year.  With equities generally moving higher on the back of multiple expansions as

7
The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Partners Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

21

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

opposed to earnings growth, there were an increasingly limited number of opportunities that appeared attractive (attractiveness defined by a high degree of asymmetry to the upside).  Additionally, large positions in high quality companies like IBM, LUK, ESGR and BAX, where we believe intrinsic value per share continues to advance at an attractive pace, hampered relative performance during the past 12 months as these shares did not fully participate in the market’s strong move higher.  We will continue to exercise discipline, being fully invested only when opportunities are at their maximum and looking to proliferate the portfolio with high quality businesses trading at attractive valuations.

Looking at the portfolio, the securities that contributed most positively to the Partners Fund’s fiscal year performance included:

Best Performing Equities	Contribution to Performance8
Level 3 Communications, Inc.	1.83%
Molex, Inc., Class A	1.28%
Dover Corp.	1.19%
Brookfield Asset Management, Inc., Class A	0.97%
Encana Corp.	0.76%

Those that detracted from the Partners Fund’s fiscal year performance included:

Underperforming Equities	Contribution to Performance8
Boulevard Acquisition Corp.	0.00%
Knowles Corp.	0.00%
International Business Machines Corp.	-0.07%
Subsea 7 SA, ADR.	-0.22%
Noble Corp. PLC	-0.85%

Hoosiers… Low Expectations and Exceptional Results
Everybody likes to cheer for the underdog; it’s a timeless storyline which has captivated our imaginations since David slung a stone at Goliath. Whether it is the story of a small Indiana high school basketball team winning the state championship (Milan High School in 1954) or a single mother living on welfare authoring the best-selling book series in history (J.K Rowling), improbable stories of success are nothing short of inspirational and embolden us to believe that against all odds anything is possible.

Paradoxically, when it comes to allocating capital, hardly anyone bets on the underdog to win. This basic malfunction of human decision-making persists even when odds are adjusted to make outcomes statistically equivalent.  The research of Joseph Simmons (University of Pennsylvania’s Wharton School) and Leif Nelson (Haas School of Business at the University of California, Berkeley) illuminated this behavior through an analysis of sports betting behavior. The study

8 Contribution is the annualized return of a security multiplied by the security’s weight in the portfolio.  Such weighting is of the public equity securities and cash held in the portfolio.

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

showed that even though favorites beat the spread only fifty percent of the time, people bet on the favorite more than two-thirds of the time. In fact, the more that people believed a certain team would win, the more likely they were to also choose that team to beat the spread. Put another way, increasing levels of confidence made bettors increasingly willing to make irrational decisions.

The parallels to investing are clear. Investors become attracted to stocks that they have observed rising in price and become increasingly confident of further increases as the trend persists. The problem with this approach is that it often occurs with a flagrant disregard for valuation, and when the bubble begins to burst, it does so in spectacular fashion.

Recently, some bubbles have been popping. Netflix, Tesla, Twitter and Amazon, all growth darlings which have attracted increasing amounts of investor capital as shares have ascended rapidly over the past 6 months, have declined significantly. While further declines may be on the horizon, the timing is difficult to predict. What we do know (based on the research of James Cullen) is that “on an annualized basis for the period from 1968 to 2012, growth stocks (the top 20 percent of the S&P 500 based on price-to-earnings ratios) returned 7.9 percent, while value stocks returned 13.8 percent. Growth stocks outperformed value stocks in only four of the 46 rolling five-year periods during that time span.”9

As investors, our job is not to allocate capital to the underdog for sentimental reasons, but to identify companies where the expectations have become so diminished and the valuations so compelling that the odds of winning are overwhelmingly in our favor. At current levels, we believe IBM represents such an opportunity. The well-publicized pressures on the hardware business (having declined in revenue from $20.1 billion in 2008 to $15.0 billion in 2013), which now represents only 15% of total company revenue and 0% of pre-tax profitability (the hardware business lost money last year), seems to be distracting investors from the fact that pre-tax profits have grown from $16.7 billion in 2008 to $19.5 billion in 2013 on the back of strong growth in the higher margin software business. With its shares now trading at 9.5x 2015E EPS of $20.00 per share, IBM’s valuation appears very compelling to us.

Antennas Up
Over the past three years, the willingness to own riskier assets has expanded almost unabated. In the credit markets junk bond yields are close to record lows. Securitizations are back in fashion and lending standards in many cases have reverted to pre-2007 standards as payment-in-kind notes and “covenant-lite” loans that provide poor protection for investors are meeting with significant demand. Further, margin debt is on the rise, setting historic highs for several consecutive months and, according to the latest data from the New York Stock Exchange, now stands at $466 billion. That is double the level at the start of 2010.

All this is quite a tribute to the power of the central banks, which have all but eliminated the real return potential of risk free assets and succeeded in stirring investors’ appetite for risk. While the impact in the real economy has been minimal (GDP growth remains substandard), this increased appetite for risk has had the effect of stretching valuations. Recently, Richard Fisher, President of the Federal Reserve Bank of Dallas, pointed out that the price/earnings (“PE”) ratio of stocks was among the highest decile of reported values since 1881 while the economist Robert Shiller’s inflation-

9
James B. Stewart, “A Chance for a Market’s Wallflowers to Bloom.” The New York Times (April 11, 2014). Web. <http://www.nytimes.com/2014/04/12/business/a-chance-for-markets-wallflowers-to-bloom.html?emc=eta1&_r=1>

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

adjusted PE ratio had reached 26 as the Standard & Poor’s 500 hit yet another record high.

We remain committed to investing for the long term, but our antennas are up and we are well situated to withstand and take advantage of market volatility should it arrive. The value of 1) having a thoughtful group of clients who have entrusted us with the responsibility of managing their capital and 2) ensuring that our assets never grow to an inefficient size is never more essential than during periods of market dislocation. It is during these periods that we add the most value in portfolios by identifying new opportunities and tactically reallocating capital towards securities that provide the most asymmetric risk/reward to the upside.

Foundations of Success
I have many close friends in Alabama. They often extol the virtues of the University of Alabama football coach…and their analysis is spot on. Nick Saban has been the most successful coach in all of sports over the past seven years, with the Alabama Crimson Tide holding three national titles and a 74-14 record. Saban and his team cite process as a key contributor to their success. "Process guarantees success," says Saban. "A good process produces good results.”10 In our pursuit of positive results we look to apply an investment process that is both consistent and disciplined. Some of the tenets that we believe in are:

Valuation Matters
Valuation alone does not define the attractiveness of an investment opportunity, but when compelling valuation is sought in conjunction with characteristics such as 1) significant return of capital to shareholders (through either dividends and/or share buybacks), 2) high return on equity, and 3) strength of balance sheet, the returns are meaningfully enhanced. A high growth rate is a desirable characteristic for a company, but often can be misused as a reason for buying expensive stocks. Only when a business meets our high standards in terms of quality and attractiveness of the current valuation does it garner our full attention.

Use History As a Guide… But Always Look Forward
History can serve as a great teacher, however successful investors must recognize that industries evolve, competitive dynamics shift, and historic valuation parameters do not always hold. In July of 1998, shares of Coca Cola reached ~$43 per share. At the time shares were trading at sixty times annual earnings of $0.71 and the investment community was convinced that the consumption of carbonated beverages would increase unabated into perpetuity. Sixteen years later the price of the S&P 500 has advanced ~58% on a cumulative basis while Coca Cola’s share price has declined ~5%. The consumption of carbonated beverages in developed markets is now in decline (a shift in Coca Cola’s competitive positioning in the beverage markets), and while earnings have grown to $1.90 per share, Coke’s investors may no longer be willing to place such a lofty multiple on earnings – historical valuation parameters have changed. Becoming anchored in historical valuation metrics or failing to continually re-evaluate a company’s potential can lead to both errors of commission and errors of omission.

10
Gardner Sherrill, “Coach Nick Saban has success model: It's all about process.” Bradenton Herald (December 31, 2013). Web.  <http://www.bradenton.com/2013/12/31/4912555/coach-nick-saban-has-success-model.html>

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Learn the Language
A tonal language is a language in which pitch is used as a part of speech, changing the meaning of a word. Perhaps the most famous tonal language is Chinese, which is infamously hard to learn because of the subtle variations in tone that can change the meanings of words.

Accounting is the language of investing and is itself highly tonal…meaning that the way financial information is represented can change the meaning. Even within generally accepted accounting principles (GAAP) companies have wide latitude to make either aggressive or conservative representations of reality, and understanding the difference is paramount.

Know When to Fold ‘Em
A rotten apple can spoil the bunch. Recognizing that as investors we are not immune from making mistakes, in the face of those mistakes not becoming ossified in our thinking is essential to pursuing positive results. Extremely poor performance of a single security in concentrated, high conviction portfolios can have highly negative consequences, thus when a security performs in a way that we did not predict, unless we can definitively identify the issue and gain clarity as to why it will not lead to long term impairment of capital, we are compelled to sell. Kenny Rogers may have said it best in his Grammy winning song The Gambler: “…the secret to survivin' is knowin' what to throw away and knowin' what to keep…”

Independence
It is probably not a surprise that only ~45% of stocks outperform the market over time with the other ~55% performing in line or underperforming. It should also come as no surprise that ~70% of the stocks in the S&P 500 are rated BUY by Wall Street Analysts and amazingly, only 1% of the stocks are rated SELL. This bias towards BUY recommendations is driven by the underlying profit motives of Wall Street analysts…it’s not nefarious; it’s just that they generate revenue based upon portfolio activity, not portfolio performance.11

Thus, we must be willing to think differently while at the same time not becoming anchored in being a contrarian. Respecting the wisdom of the crowd while avoiding herd behavior is a fine line that must be walked.

As always, my most sincere thanks for your support.

Zachary A. Wydra
Portfolio Manager

11	Stephen Gregory, Katherine Krantz, and Joe Ramirez, “7 Habits Of Highly-Effective Stock Pickers,” Cornerstone Macro’s Portfolio Insights (April 16, 2014): 7.

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Partners Fund managers as of March 31, 2014 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

26

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the “S&P 500”), and the secondary benchmark, Russell 1000® Index (the “Russell 1000”) over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index and Russell 1000 Index

Average Annual Total Returns for Periods Ended March 31, 2014:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	14.59%	21.45%	8.04%
S&P 500 Index	21.86%	21.16%	7.42%
Russell 1000 Index	22.41%	21.73%	7.80%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.42%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.00%, through July 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

27

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2014

See Notes to Financial Statements.	28

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

Common Stock - 88.8%
Consumer Discretionary - 4.7%
127,700	Bed Bath & Beyond, Inc. (a)	$8,785,760

Consumer Staples - 1.2%
22,000	Anheuser-Busch InBev NV, ADR	2,316,600

Energy - 22.8%
16,000	Bristow Group, Inc.	1,208,320
86,300	Devon Energy Corp.	5,776,059
513,450	Encana Corp.	10,977,561
41,500	Matador Resources Co. (a)	1,016,335
62,400	National Oilwell Varco, Inc.	4,859,088
360,000	Noble Corp PLC	11,786,400
23,000	Schlumberger, Ltd.	2,242,500
245,000	Subsea 7 SA, ADR	4,534,950
		42,401,213
Financials - 27.5%
151,350	Boulevard Acquisition Corp. (a)	1,524,095
267,000	Brookfield Asset Management, Inc., Class A	10,906,950
43,342	Enstar Group, Ltd. (a)	5,907,948
30,080	Homefed Corp. (a)(b)	1,473,920
382,200	Leucadia National Corp.	10,701,600
5,000	Markel Corp. (a)	2,980,500
295,000	PICO Holdings, Inc. (a)	7,667,050
61,950	RenaissanceRe Holdings, Ltd.	6,046,320
93,100	U.S. Bancorp	3,990,266
		51,198,649
Healthcare - 15.7%
214,500	Abbott Laboratories	8,260,395
176,000	Baxter International, Inc.	12,950,080
57,100	Laboratory Corp. of America Holdings (a)	5,607,791
41,750	Merck & Co., Inc.	2,370,147
		29,188,413
Industrials - 3.3%
39,200	Dover Corp.	3,204,600
38,500	Fluor Corp.	2,992,605
		6,197,205
Information Technology - 13.6%
70,550	International Business Machines Corp.	13,580,170
19,600	Knowles Corp. (a)	618,772
94,700	Microsoft Corp.	3,881,753
93,000	QUALCOMM, Inc.	7,333,980
		25,414,675
Total Common Stock (Cost $140,415,851)	165,502,515

Total Investments - 88.8% (Cost $140,415,851)*	$165,502,515
Other Assets & Liabilities, Net – 11.2%	20,812,367
Net Assets – 100.0%	$186,314,882

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The security transferred from Level 1 to Level 2 due to a lack of available quoted prices in an active market during the period.

*	Cost for federal income tax purposes is $140,715,623 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,253,008
Gross Unrealized Depreciation	(1,466,116)
Net Unrealized Appreciation	$24,786,892

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$164,028,595
Level 2 - Other Significant Observable Inputs	1,473,920
Level 3 - Significant Unobservable Inputs	-
Total	$165,502,515

The Level 1 and Level 2 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

See Notes to Financial Statements.	29

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2014

ASSETS
Total investments, at value (Cost $140,415,851)	$165,502,515
Cash	21,225,630
Receivables:
Fund shares sold	52,926
Dividends and interest	145,862
Prepaid expenses	12,204
Total Assets	186,939,137

LIABILITIES
Payables:
Investment securities purchased	365,758
Fund shares redeemed	87,722
Accrued Liabilities:
Adviser	Investment adviser fees	108,702
Trustees’ fees and expenses	90
Fund services fees	21,667
Other expenses	40,316
Total Liabilities	624,255

NET ASSETS	$186,314,882

COMPONENTS OF NET ASSETS
Paid-in capital	$155,443,657
Undistributed net investment income	193,331
Accumulated net realized gain	5,591,230
Net unrealized appreciation	25,086,664
NET ASSETS	$186,314,882
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	12,574,573
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.82
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	30

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $79,097)	$1,917,763
Interest income	36,038
Total Investment Income	1,953,801
Adviser
EXPENSES
Investment adviser fees	1,497,043
Fund services fees	223,128
Custodian fees	15,394
Registration fees	19,710
Professional fees	44,188
Trustees' fees and expenses	5,166
Transfer agency expenses	105,735
Miscellaneous expenses	25,318
Total Expenses	1,935,682
Fees waived	(438,633)
Net Expenses	1,497,049

NET INVESTMENT INCOME	456,752

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	12,995,670
Net change in unrealized appreciation (depreciation) on investments	7,860,239
NET REALIZED AND UNREALIZED GAIN	20,855,909
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,312,661

See Notes to Financial Statements.	31

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2014	2013
OPERATIONS
Net investment income	$456,752	$313,266
Net realized gain	12,995,670	3,614,957
Net change in unrealized appreciation (depreciation)	7,860,239	8,842,792
Increase in Net Assets Resulting from Operations	21,312,661	12,771,015

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(323,014)	(281,799)
Net realized gain	(9,206,221)	(2,179,737)
Total Distributions to Shareholders	(9,529,235)	(2,461,536)

CAPITAL SHARE TRANSACTIONS
Sale of shares	66,036,893	63,095,091
Reinvestment of distributions	9,421,736	2,415,936
Redemption of shares	(16,975,447)	(6,840,946)
Redemption fees	10,009	1,729
Increase in Net Assets from Capital Share Transactions	58,493,191	58,671,810
Increase in Net Assets	70,276,617	68,981,289

NET ASSETS
Beginning of Year	116,038,265	47,056,976
End of Year (Including line (a))	$186,314,882	$116,038,265

SHARE TRANSACTIONS
Sale of shares	4,664,439	4,915,377
Reinvestment of distributions	678,124	192,467
Redemption of shares	(1,201,739)	(542,992)
Increase in Shares	4,140,824	4,564,852

(a) Undistributed net investment income	$193,331	$59,027

See Notes to Financial Statements.	32

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,				December 1, 2009 (a) through March 31,
	2014	2013	2012	2011	2010

NET ASSET VALUE, Beginning of Period	$13.76	$12.16	$12.53	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.04	0.06	0.08	0.11	0.03
Net realized and unrealized gain	1.91	1.97	0.95	2.25	0.64
Total from Investment Operations	1.95	2.03	1.03	2.36	0.67
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.03)	(0.05)	(0.06)	(0.10)	(0.01)
Net realized gain	(0.86)	(0.38)	(1.34)	(0.39)	—
Total Distributions to Shareholders	(0.89)	(0.43)	(1.40)	(0.49)	(0.01)
REDEMPTION FEES (b)	— (c)	— (c)	— (c)	—	—
NET ASSET VALUE, End of Period	$14.82	$13.76	$12.16	$12.53	$10.66
TOTAL RETURN	14.59%	16.97%	9.82%	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$186,315	$116,038	$47,057	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	0.31%	0.46%	0.68%	1.03%	0.86	%(e)
Net expense	1.00%	1.00%	1.00%	1.00%	1.00	%(e)
Gross expense (f)	1.29%	1.42%	1.80%	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	32%	37%	67%	49%	17	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	33

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Note 1. Organization

Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver Global Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2012, Beck Mack & Oliver Global Equity Fund was renamed Beck, Mack & Oliver Global Fund.  Prior to June 24, 2009, Beck, Mack & Oliver Global Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Private investments with liquidity restrictions of 3 months or less will be valued at their net asset value. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these

34

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

35

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

36

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Funds do not compensate the Distributor for its services.  The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% and 1.00% of average daily net assets through July 31, 2014, of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively. Effective August 1, 2013, the expense cap for Beck,

37

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Mack & Oliver Global Fund changed from 1.25% to 1.50%.  For the year ended March 31, 2014, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver Global Fund	$474,822
Beck, Mack & Oliver Partners Fund	438,633

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2014, were as follows:

	Purchases	Sales
Beck, Mack & Oliver Global Fund	$35,275,516	$47,912,745
Beck, Mack & Oliver Partners Fund	91,187,128	40,142,263

Note 6. Summary of Derivative Activity

The volume of open derivative positions many vary on a daily basis as Beck, Mack & Oliver Global Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2014 for any derivative type that was held during the period is as follows:

Purchased Options	$1,696,737
Forward Currency Contracts	77,612,222

Beck, Mack & Oliver Global Fund’s use of derivatives during the year ended March 31, 2014, was limited to forward currency contracts and purchased options.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of March 31, 2014:

Beck, Mack & Oliver Global Fund
Location:	Equity Contracts	Forward Currency Contracts
Asset derivatives:
Total investments, at value	$-	$-
Unrealized gain on forward currency contracts	-	635,686
Total asset derivatives	$-	$635,686

Liability derivatives:
Unrealized loss on forward currency contracts	$-	$(642,242)
Total liability derivatives	$-	$(642,242)

38

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2014, by Beck, Mack & Oliver Global Fund are recorded in the following locations on the Statement of Operations:

Beck, Mack & Oliver Global Fund
Location:	Equity Contracts	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$-	$1,051,023
Total net realized gain (loss)	$-	$1,051,023

Net change in unrealized appreciation (depreciation) on:
Investments	$(26,250)	$-
Foreign currency translations	-	(258,416)
Total net change in unrealized appreciation (depreciation)	$(26,250)	$(258,416)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Beck, Mack & Oliver Global Fund
Assets:
Over-the-counter derivatives*	$635,686	$(635,686)	$-	$-
Liabilities:
Over-the-counter derivatives*	(642,242)	642,242	-	-

*
Over-the-counter derivatives may consist of forward currency contracts and options contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver Global Fund
2014	$8,580,703	$1,593,153	$10,173,856
2013	-	3,042,594	3,042,594
Beck, Mack & Oliver Partners Fund
2014	4,166,426	5,362,809	9,529,235
2013	1,641,040	820,496	2,461,536

39

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total
Beck, Mack & Oliver Global Fund	$2,347,348	$3,408,108	$3,381,233	$9,136,689
Beck, Mack & Oliver Partners Fund	2,217,063	3,867,270	24,786,892	30,871,225

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnerships, wash sales, currency contracts, real estate investment trusts and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Fund and in differing treatment of short-term capital gains and wash sales in the Beck, Mack & Oliver Partners Fund.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2014. The following reclassifications were the result of currency gain/loss reclassifications, partnerships and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Fund and reclassified partnership and securities litigation income in the Beck, Mack & Oliver Partners Fund and have no impact on the net assets of each Fund.

Undistributed (Distributions in Excess of) Net Investment Income	Undistributed Net Realized Gain (Loss)
Beck, Mack & Oliver Global Fund	$2,281,594	$(2,281,594)
Beck, Mack & Oliver Partners Fund	566	(566)

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Beck, Mack & Oliver Global Fund,
Beck, Mack & Oliver Partners Fund,
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund (the “Funds”), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for Beck, Mack & Oliver Global Fund and for each of the years in the four-year period then ended and for the period December 1, 2009 (commencement of operations) through March 31, 2010 for Beck, Mack & Oliver Partners Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 30, 2014

41

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Investment Advisory Agreement Approval

At the March 21, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Funds, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board receives and evaluates information at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on the written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and discussions with the Trust's CCO regarding the Adviser, the Board evaluated the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and possible future changes in investment orientation that the Adviser was exploring. In this regard, the Board reviewed information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for each Fund's investments as well as the investment philosophy and decision-making processes of those professionals. The Board also reviewed the capability and integrity of the Adviser’s senior management and staff.

With respect to the adequacy of the Adviser’s resources, the Board weighed total assets under management of the Adviser and the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Funds for the foreseeable future. Based on the foregoing and other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided by the Adviser to each Fund under the Advisory Agreement.

42

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Beck, Mack & Oliver Global Fund (the "Global Fund"), the Board reviewed the performance of the Global Fund. First, the Board evaluated the performance of the Global Fund relative to its primary benchmark, as of December 31, 2013. The Board noted that the Global Fund underperformed its benchmark for each period measured, except for the period since inception. The Board also noted the Global Fund’s performance relative to its Lipper Inc. peer group. The Board considered that, based on the information provided, the Global Fund underperformed each of its peers for the 1-year, 3-year and 5-year periods ended January 31, 2014. The Board observed that, as recently as last year, the Global Fund's long-term performance had been positive relative to its benchmark and Lipper Inc. peer group. The Adviser explained that, during the last [calendar] year, the Global Fund had focused on investing in value stocks and this focus as well as a focus on U.S. stocks and the effects of a large cash position resulting from a shift away from holdings of U.S. stocks caused the Global Fund to significantly underperform during that time period. The Adviser represented that this underperformance negatively affected the Global Fund's entire performance history, including its long-term performance, relative to the benchmark and Lipper Inc. peer group. The Board considered the Adviser's representation that the increased focus on value stocks was designed to promote the long-term performance of the Global Fund, although it proved to be detrimental to the short-term performance of the Fund.

In connection with a presentation by the Adviser regarding its approach to managing the Beck, Mack & Oliver Partners Fund (the "Partners Fund"), the Board reviewed the performance of the Partners Fund. The Board first reviewed the performance of the Partners Fund relative to its primary benchmark as of December 31, 2013.  The Board noted that the Partners Fund underperformed the benchmark for the 1-year and 3-year periods but outperformed the benchmark for the since inception period. The Board evaluated the Partners Fund’s performance relative to its Lipper Inc. peer group as of January 31, 2014. In this regard, the Board noted that, based on the information provided, the Partners Fund underperformed each of its peers for the 1-year period but outperformed half of its peers for the 3-year period.

Noting each Fund's past instances of outperforming its benchmark, among other relevant considerations, the Board determined that the Adviser’s management of each Fund could benefit the Funds and its shareholders.

Compensation

The Board reviewed the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of similar mutual funds. The Board observed that the Adviser’s actual advisory fee rate for Global Fund was above the median advisory fee rate of its Lipper peer group but that the Fund's actual total expenses were the lowest of its Lipper peer group. The Board also observed that the Adviser’s actual advisory fee rate for the Partners Fund was below the median advisory fee rate of its Lipper peer group and that the Partners Fund's actual total expenses were the lowest of its Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be within a reasonable range in light of the services it provides to each Fund.

43

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to each Fund. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of each Fund were reasonable.

Economies of Scale

The Board evaluated whether either Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representations that each Fund potentially could benefit from economies of scale as assets grow but that the Adviser currently is not proposing breakpoints or changes in fees at this time. The Board recognized that the Adviser is currently waiving a portion of its advisory fee for each Fund in order to maintain a cap on total expenses. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in renewing the Advisory Agreement.

Other Benefits

The Board weighed the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

44

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013, through March 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

45

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Fund
Actual	$1,000.00	$1,026.25	$7.58	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.33%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,084.39	$5.20	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver Global Fund designates 0.80% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 10.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Beck, Mack & Oliver Global Fund also designates 1.24% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 17.36% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

The Beck, Mack & Oliver Partners Fund designates 23.60% of its income dividend distributed as DRD and 38.86% for QDI.  The Beck, Mack & Oliver Partners Fund also designates 0.46% as QII and 92.25% as QSD.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

46

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	24	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A

1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

47

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers (continued)
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

48

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver Global Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

229-ANR-0314

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

Annual Report
March 31, 2014

LEE MUNDER CAPITAL GROUP

LMCG FUNDS TABLE OF CONTENTS MARCH 31, 2014

LMCG Global Market Neutral Fund
A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15

LMCG Global Market Neutral Fund
A Message to Our Shareholders (Unaudited)	16
Performance Chart and Analysis (Unaudited)	18
Schedule of Investments	19
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	26

Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	32
Additional Information (Unaudited)	33

IMPORTANT INFORMATION
An investment in the Funds is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Dear Shareholder,

The LMCG Global Market Neutral Fund (the “Fund”) performed well over the last year (the “period”) during a volatile market environment, returning +1.10% since inception versus +0.04% for the Citigroup 3 Month U.S. T-Bill Index.  While over the entire period, U.S. and developed market equities performed quite well, it was not without some ups and downs along the way.

The Fund is managed using a quantitative approach that seeks to add value primarily through stock selection.  The stock selection model is a multi-factor model that has a variety of components, including Valuation, Market Dynamics, and Quality.  Market Dynamics is meant to capture market sentiment and includes Price Momentum and Estimate Revision.  Throughout 2013, we saw a positive payoff to Price Momentum among global equities, particularly internationally.  Stocks that had good price performance were favored over cheap stocks which were perceived as more risky with economic concerns plaguing many non-U.S. markets.  In March of 2014, we saw a reversal in this trend and Valuation started to gain significance again.  In this environment, where investors can shift their focus on what’s important from month to month, we believe it is important to maintain a balanced approach to our stock selection factors to best capture the strength in any one of the major factor components.

One of the key strengths of the Fund is the diversification in sources for absolute return.  This is important as we believe it helps provide a steadier stream of returns.  The Fund aims to achieve diversification through its investments in a broad universe of global stocks as well its ability to invest long and short.  The Fund invests globally using customized stock selection models for the U.S. and developed market portions of the portfolio.  For the first quarter of this year, the international stock selection model has been twice as effective as the U.S. model.  Consequently, the international stocks in the portfolio were the primary contributors to performance in the most recent quarter.  The major difference in the overall effectiveness of the model was the strength of the Quality factor component.  While it worked quite well in international markets during the period, it was essentially flat in U.S. stocks.

Over the entire period, U.S. and international stocks both contributed positively with similar contributions from each.  The ability to short adds another level of diversification in the sources of absolute return.  As a quantitative manager, we rank all the stocks in our universe based on their attractiveness versus their peers.  In long-only portfolios, we can only act on those stocks that rank well versus their peers, since we can only underweight stocks by their benchmark weight if we can’t short.  In this portfolio, we are able to capitalize on the stocks that rank poorly by shorting to achieve a more meaningful underweight.  In this period, where markets were up strongly, our longs provided most of the performance.  The Fund’s short positions detracted from performance but were more than offset by the outperformance of the longs, resulting in a positive absolute return for the period.  The shorts may also provide capital preservation during market sell-offs.

Outlook
The U.S. equity markets posted very strong performance in 2013 while non-U.S. markets trailed, producing returns well above long term averages.  Returns in the first quarter were very mixed, but global equities ended with small positive returns.  Fixed Income markets struggled in 2013 but have recovered so far in 2014.  We believe that a mid-cycle correction in equities would not be a surprising event in 2014, while interest rate direction continues to puzzle investors world-wide.  In this environment, we continue to believe that a balanced approach to our alpha components is important.

Part of what we do in managing the Fund, is to analyze where we are in a market cycle so that we can best position the portfolio to outperform going forward.  At the beginning of the year, our analysis indicated that we were in a normal market environment where our major factor components should behave more in line with their historical averages barring any catastrophic events.  While we still believe we are in a normal market environment, equity valuation levels are not looking as cheap as they did given the strong performance since the beginning of 2013.  Valuation spreads, which are a measure of the difference between the most expensive stocks and the cheapest stocks in the universe, have also narrowed.  Hence, we feel the opportunity for Valuation to work well on its own is not as great as it was at the beginning of last year.  Given this, as we trade the portfolio we will continue to invest long in stocks that not only have strong Valuation factors, but also have a catalyst such as Estimate Revision or Price Momentum. For shorts, we will look for stocks that rank poorly on both.  So far this year, stocks that possess Valuation along with a Price Momentum catalyst have outperformed and the Fund has benefited.  Valuation with Estimate Revision as a catalyst has also worked, but not as strongly as combining Valuation with Price Momentum as the catalyst.  We are optimistic that this trend will continue and the Fund will hopefully have an easier time adding value.

There can be no guarantee that any strategy/diversification (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Alpha – is the incremental return of a manager when the market is stationary. This risk-adjusted measurement takes into account both the performance of the market as a whole and the volatility of a manager. A positive alpha indicated that a selected portfolio has produced returns above the expected level at that level of risk, and vice versa for a negative alpha.

Long Position - Long positions involve buying a security outright and then selling it later, with the hope that the security price rises over time.

Short Position - To establish a short stock position, the portfolio manager borrows shares of stock from another party, sells the shares and receives cash. The manager is then obligated to buy the stock and return the shares at some point in the future. (If the price falls after the short sale,) the manager can profit from buying the shares back at a lower price and returning the borrowed shares. (However, if the price of the security rises after the short sale, the manager will experience losses.) Morningstar calculates portfolio statistics on the short positions in each fund and displays long, short, and net statistics as appropriate. Short positions produce negative exposure to the security that is being shorted.

2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global Market Neutral Fund (the “Fund”) compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month T-Bill Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month T-Bill Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global Market Neutral Fund – Institutional Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns	Since Inception
Period Ended March 31, 2014	May 21, 2013
LMCG Global Market Neutral Fund — Institutional Shares	1.10%
Citigroup 3-Month U.S. T-Bill Index	0.04%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Institutional Shares is 3.92%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s estimated total annual operating expense ratio would be 2.42%. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.60%, through July 31, 2015. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.60% for Institutional Shares of the Fund. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

Equity Securities (a) - 97.5%
Common Stock - 96.2%
Australia - 1.5%
7,030	Mineral Resources, Ltd.	$74,993
2,084	Ramsay Health Care, Ltd.	93,122
		168,115
Austria - 0.7%
1,882	OMV AG	85,427

Belgium - 0.6%
1,015	Delhaize Group SA	74,229

Bermuda - 1.4%
554	Everest Re Group, Ltd.	84,790
6,065	Maiden Holdings, Ltd.	75,691
		160,481
Denmark - 0.9%
2,069	Schouw & Co.	101,289

France - 3.1%
1,302	Eiffage SA	97,399
775	Sopra Group SA	92,405
3,948	Suez Environnement Co.	80,167
1,177	Vinci SA	87,368
		357,339
Germany - 3.4%
414	Allianz SE	69,974
918	Daimler AG	86,842
459	Fresenius SE & Co. KGaA	72,049
1,990	Indus Holding AG	87,681
931	Wincor Nixdorf AG	66,912
		383,458
Ireland - 1.4%
1,529	DCC PLC	83,222
1,646	Shire PLC	81,486
		164,708
Isle Of Man - 0.6%
6,520	Playtech PLC	73,607

Italy - 0.6%
2,284	Gtech Spa	69,391

Japan - 10.9%
5,700	Aeon Co., Ltd.	64,156
2,900	Aoyama Trading Co., Ltd.	76,133
5,600	Brother Industries, Ltd.	78,300
2,500	Electric Power Development Co., Ltd.	70,313
5,300	Fuji Machine Manufacturing Co., Ltd.	46,655
5,000	Hitachi, Ltd.	37,010
5,000	Japan Aviation Electronics Industry, Ltd.	74,497
2,300	Japan Tobacco, Inc.	72,191
2,200	Kao Corp.	77,911
4,000	Kikkoman Corp.	75,511
18,000	Kyodo Printing Co., Ltd.	50,859
8,500	Nexon Co., Ltd.	71,384
5,000	Nippon Meat Packers, Inc.	74,429
5,700	Nisshin Steel Co., Ltd.	48,825
5,700	Sumitomo Corp.	72,479
1,800	Taiyo Holdings Co., Ltd.	53,221
5,000	Toppan Printing Co., Ltd.	35,749
13,000	Toyo Tire & Rubber Co., Ltd.	92,179
5,300	Ushio, Inc.	68,466
		1,240,268
Netherlands - 1.4%
2,138	Arcadis NV	82,170
3,473	AVG Technologies NV (b)	72,794
		154,964
Norway - 0.8%
2,826	Leroy Seafood Group ASA	91,713

Portugal - 0.8%
6,289	Semapa-Sociedade de Investimento e Gestao, SGPS, SA	92,230

Spain - 0.8%
2,108	Amadeus IT Holding SA, Class A	87,598

Sweden - 2.8%
5,785	Fastighets AB Balder, Class B (b)	70,219
10,763	Kungsleden AB	88,992
3,509	Loomis AB, Class B	90,457
5,790	Securitas AB, Class B	67,056
		316,724
Switzerland - 3.7%
282	Bucher Industries AG	95,868
117	Georg Fischer AG	90,785
165	Kuoni Reisen Holding AG	74,127
367	Swiss Life Holding AG (b)	90,252
1,676	Transocean, Ltd.	69,101
		420,133
United Kingdom - 4.2%
4,947	Berendsen PLC	92,279
3,243	Close Brothers Group PLC	76,449
2,684	Go-Ahead Group PLC	83,421
10,039	Halfords Group PLC	77,367
9,613	Marks & Spencer Group PLC	72,366
4,717	Mondi PLC	82,659
		484,541

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

United States - 56.6%
1,183	Adams Resources & Energy, Inc.	$68,519
630	Alliant Techsystems, Inc.	89,555
3,349	AMAG Pharmaceuticals, Inc. (b)	64,803
22,467	AmeriServ Financial, Inc.	86,498
4,905	AngioDynamics, Inc. (b)	77,254
1,398	AOL, Inc. (b)	61,190
1,347	Atlantic Tele-Network, Inc.	88,794
1,951	Avnet, Inc.	90,780
5,474	Barnes & Noble, Inc. (b)	114,407
3,995	Beazer Homes USA, Inc. (b)	80,220
168	Biglari Holdings, Inc. (b)	81,898
2,869	Black Box Corp.	69,831
4,555	Booz Allen Hamilton Holding Corp.	100,210
4,049	Brown Shoe Co., Inc.	107,460
1,105	CACI International, Inc., Class A (b)	81,549
1,973	CNA Financial Corp.	84,287
4,291	Comfort Systems USA, Inc.	65,395
4,549	Convergys Corp	99,669
2,873	CoreLogic, Inc. (b)	86,305
3,074	CSG Systems International, Inc.	80,047
931	Dillard's, Inc., Class A	86,024
1,021	DST Systems, Inc.	96,781
3,330	Emergent Biosolutions, Inc. (b)	84,149
1,427	EnerSys, Inc.	98,877
1,903	Engility Holdings, Inc. (b)	85,730
1,460	ePlus, Inc. (b)	81,410
342	First Citizens BancShares, Inc., Class A	82,337
2,031	Foot Locker, Inc.	95,416
5,074	FutureFuel Corp.	103,002
9,602	Graphic Packaging Holding Co. (b)	97,556
2,154	Greatbatch, Inc. (b)	98,912
1,687	HCA Holdings, Inc. (b)	88,568
1,936	Heartland Payment Systems, Inc.	80,247
1,839	Hi-Tech Pharmacal Co., Inc. (b)	79,684
1,653	Hyatt Hotels Corp., Class A (b)	88,948
1,066	IAC/InterActiveCorp.	76,102
2,604	Iconix Brand Group, Inc. (b)	102,259
3,492	Insight Enterprises, Inc. (b)	87,684
2,196	Insperity, Inc.	68,032
2,430	Insys Therapeutics, Inc. (b)	100,675
7,104	Inteliquent, Inc.	103,221
5,517	Kimball International., Inc., Class B	99,913
9,081	Kratos Defense & Security Solutions, Inc. (b)	68,471
2,254	Lannett Co., Inc. (b)	80,513
955	Lennox International, Inc.	86,819
1,969	Lexmark International, Inc., Class A	91,145
1,315	Magellan Health Services, Inc. (b)	78,045
1,273	Manpowergroup, Inc.	100,351
1,738	Marriott Vacations Worldwide Corp. (b)	97,172
3,596	Matrix Service Co. (b)	121,473
2,238	Multimedia Games Holding Co., Inc. (b)	64,992
5,170	Navigant Consulting, Inc. (b)	96,472
2,059	Nelnet, Inc., Class A	84,213
1,455	PAREXEL International Corp. (b)	78,701
10,033	Parker Drilling Co. (b)	71,134
3,133	Sandy Spring Bancorp, Inc.	78,262
1,494	Schweitzer-Mauduit International, Inc.	63,629
6,533	Select Medical Holdings Corp.	81,336
779	SPX Corp.	76,583
1,712	Stamps.com, Inc. (b)	57,455
2,622	SurModics, Inc. (b)	59,257
4,148	Symetra Financial Corp.	82,213
2,890	TD Ameritrade Holding Corp.	98,115
8,936	The Wendy's Co.	81,496
1,415	Trinity Industries, Inc.	101,979
5,008	United Community Banks, Inc. (b)	97,205
2,468	Universal Electronics, Inc. (b)	94,747
5,248	Vishay Intertechnology, Inc.	78,090
3,716	Washington Federal, Inc.	86,583
3,094	Webster Financial Corp.	96,100
2,526	WesBanco, Inc.	80,403
1,687	West Pharmaceutical Services, Inc.	74,312
2,087	Western Refining, Inc.	80,558
9,207	Wilshire Bancorp, Inc.	102,198
2,442	Worthington Industries, Inc.	93,406
		6,447,626
Total Common Stock (Cost $9,946,125)	10,973,841

Shares	Security Description	Rate	Value

Preferred Stock - 1.3%
Germany - 1.3%
577	Draegerwerk AG & Co. KGaA	0.00%	70,980
2,357	Sixt SE	0.57	74,198
			145,178
Total Preferred Stock (Cost $128,919)	145,178
Total Equity Securities (Cost $10,075,044)	11,119,019

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

Money Market Fund – 7.8%
890,659	Dreyfus Treasury Prime Cash Management, 0.00% (c) (Cost $890,659)	$890,659

Total Long Positions – 105.3% (Cost $10,965,703)*	$12,009,678
Total Short Positions - (96.5)% (Proceeds $(10,806,367))*	(10,997,652)
Other Assets & Liabilities, Net – 91.2%	10,388,702
Net Assets – 100.0%	$11,400,728

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2014

Shares	Security Description	Value

Short Positions - (96.5)%
Common Stock - (96.5)%
Austria - (0.8)%
(4,409)	Wienerberger AG	$(84,468)

Belgium - (0.7)%
(692)	Cofinimmo REIT	(82,461)

Finland - (0.7)%
(1,946)	Nokian Renkaat OYJ	(78,734)

France - (3.1)%
(2,176)	Carrefour SA	(84,177)
(1,731)	Nexans SA	(90,676)
(929)	Remy Cointreau SA	(74,519)
(5,780)	UBISOFT Entertainment	(103,360)
		(352,732)
Germany - (6.7)%
(526)	Bertrandt AG	(80,565)
(2,821)	Carl Zeiss Meditec AG	(79,280)
(1,010)	Deutsche Boerse AG	(80,409)
(2,016)	ElringKlinger AG	(79,535)
(1,155)	Gerresheimer AG	(74,973)
(1,996)	Gerry Weber International AG	(98,715)
(4,732)	Kloeckner & Co. SE	(69,846)
(160)	KWS Saat AG	(57,981)
(908)	MTU Aero Engines AG	(84,294)
(1,552)	Salzgitter AG	(61,444)
		(767,042)
Italy - (1.2)%
(6,480)	Ansaldo STS SpA	(75,996)
(494)	Tod's SpA	(64,113)
		(140,109)
Japan - (9.6)%
(7,900)	Advantest Corp.	(85,424)
(3,400)	Daiseki Co., Ltd.	(58,798)
(5,800)	Fancl Corp.	(68,824)
(1,300)	Hamamatsu Photonics KK	(58,646)
(6,700)	Hokkaido Electric Power Co., Inc.	(56,472)
(3,400)	House Foods Group, Inc.	(56,456)
(4,400)	Kyoei Steel, Ltd.	(77,968)
(1,100)	Lawson, Inc.	(77,835)
(2,300)	LIXIL Group Corp.	(63,468)
(4,600)	M3, Inc.	(75,438)
(3,100)	McDonald's Holdings Co. Japan, Ltd.	(83,341)
(3,300)	MonotaRO Co., Ltd.	(83,702)
(15,000)	Obayashi Corp.	(84,555)
(2,800)	Temp Holdings Co., Ltd.	(74,202)
(16,400)	Tokyo Steel Manufacturing Co., Ltd.	(87,791)
		(1,092,920)

Jersey - (0.6)%
(951)	Randgold Resources, Ltd.	(71,385)

Netherlands - (0.7)%
(1,575)	Corio NV REIT	(71,948)

New Zealand - (0.7)%
(2,269)	Xero, Ltd.	(77,729)

Norway - (1.4)%
(4,789)	Aker Solutions ASA	(74,534)
(6,802)	Opera Software ASA	(88,571)
		(163,105)
Singapore - (0.7)%
(10,000)	Singapore Airlines, Ltd.	(83,317)

Spain - (1.3)%
(1,373)	Viscofan SA	(71,833)
(4,516)	Zardoya Otis SA	(76,970)
		(148,803)
Sweden - (2.2)%
(1,179)	AarhusKarlshamn AB	(77,409)
(6,265)	Elekta AB, Class B	(83,403)
(2,818)	Saab AB, Class B	(86,140)
		(246,952)
Switzerland - (2.0)%
(3,051)	ABB, Ltd.	(78,810)
(1,302)	Huber & Suhner AG	(70,655)
(1,642)	Julius Baer Group, Ltd.	(72,923)
		(222,388)
United Kingdom - (6.5)%
(6,032)	Drax Group PLC	(77,125)
(9,372)	Hammerson PLC REIT	(86,642)
(25,057)	Imagination Technologies Group PLC	(85,244)
(9,130)	Michael Page International PLC	(74,926)
(8,226)	Millennium & Copthorne Hotels PLC	(77,620)
(7,823)	Ocado Group PLC	(60,097)
(14,436)	Ophir Energy PLC	(57,848)
(2,147)	Renishaw PLC	(69,863)
(1,717)	Rotork PLC	(75,891)
(13,759)	SDL PLC	(78,185)
		(743,441)

United States - (57.6)%
(1,900)	Abaxis, Inc.	(73,872)
(5,907)	Acacia Research Corp.	(90,259)
(3,916)	Aerie Pharmaceuticals, Inc.	(82,980)
(12,984)	Aeropostale, Inc.	(65,180)
(3,506)	Aerovironment, Inc.	(141,117)
(1,942)	Air Methods Corp.	(103,761)

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2014

Shares	Security Description	Value

United States - (continued)
(2,116)	Arthur J. Gallagher & Co.	$(100,679)
(2,905)	Auxilium Pharmaceuticals, Inc.	(78,958)
(1,903)	Axiall Corp.	(85,483)
(12,425)	Bazaarvoice, Inc.	(90,703)
(2,112)	Beacon Roofing Supply, Inc.	(81,650)
(10,272)	BioScrip, Inc.	(71,699)
(2,771)	BJ's Restaurants, Inc.	(90,639)
(5,181)	Bravo Brio Restaurant Group, Inc.	(73,104)
(10,519)	Citizens, Inc.	(77,841)
(2,073)	City Holding Co.	(92,995)
(1,570)	CLARCOR, Inc.	(90,040)
(8,881)	Coeur Mining, Inc.	(82,504)
(3,315)	Cognex Corp.	(112,246)
(2,353)	Community Bank System, Inc.	(91,814)
(2,615)	DigitalGlobe, Inc.	(75,861)
(3,476)	E2open, Inc.	(81,929)
(3,745)	Ellie Mae, Inc.	(108,006)
(14,836)	Endeavour International Corp.	(48,217)
(4,484)	Endologix, Inc.	(57,709)
(425)	Equinix, Inc.	(78,557)
(2,555)	Ethan Allen Interiors, Inc.	(65,025)
(2,818)	Fidelity National Financial, Inc., Class A	(88,598)
(1,479)	First Financial Bankshares, Inc.	(91,387)
(6,280)	GenMark Diagnostics, Inc.	(62,423)
(8,098)	GrafTech International, Ltd.	(88,430)
(9,358)	Great Lakes Dredge & Dock Corp.	(85,439)
(1,595)	Greenhill & Co., Inc.	(82,908)
(1,589)	Guidewire Software, Inc.	(77,940)
(1,422)	Gulfport Energy Corp.	(101,218)
(4,381)	Heritage-Crystal Clean, Inc.	(79,428)
(1,416)	Hibbett Sports, Inc.	(74,878)
(3,444)	HMS Holdings Corp.	(65,608)
(812)	IDEXX Laboratories, Inc.	(98,577)
(7,143)	Ignite Restaurant Group, Inc.	(100,502)
(2,300)	Independent Bank Corp.	(90,551)
(11,252)	InnerWorkings, Inc.	(86,190)
(12,664)	Iridium Communications, Inc.	(95,107)
(1,805)	j2 Global, Inc.	(90,340)
(6,991)	Kearny Financial Corp.	(103,327)
(2,086)	Life Time Fitness, Inc.	(100,337)
(6,025)	LivePerson, Inc.	(72,722)
(5,452)	LMI Aerospace, Inc.	(76,873)
(4,939)	Louisiana-Pacific Corp.	(83,321)
(1,637)	MICROS Systems, Inc.	(86,646)
(2,495)	National Instruments Corp.	(71,582)
(6,191)	NCI Building Systems, Inc.	(108,095)
(7,081)	NL Industries, Inc.	(76,758)
(2,360)	NPS Pharmaceuticals, Inc.	(70,635)
(3,642)	Nuance Communications, Inc.	(62,533)
(1,141)	Oxford Industries, Inc.	(89,226)
(7,033)	Procera Networks, Inc.	(73,073)
(3,984)	RealPage, Inc.	(72,349)
(1,896)	RLI Corp.	(83,879)
(1,326)	Royal Gold, Inc.	(83,034)
(9,928)	ServiceSource International, Inc.	(83,792)
(3,532)	Shoe Carnival, Inc.	(81,377)
(7,120)	Silicon Graphics International Corp.	(87,434)
(10,106)	Sprint Corp.	(92,874)
(1,063)	SPS Commerce, Inc.	(65,321)
(3,805)	Stage Stores, Inc.	(93,032)
(2,148)	Steven Madden, Ltd.	(77,285)
(9,421)	Synergy Resources Corp.	(101,276)
(5,006)	TCP Capital Corp.	(82,849)
(1,665)	The Cheesecake Factory, Inc.	(79,304)
(2,085)	Theravance, Inc.	(64,510)
(10,426)	Triangle Petroleum Corp.	(85,910)
(6,390)	Valley National Bancorp	(66,520)
(5,699)	Vanda Pharmaceuticals, Inc.	(92,609)
(1,159)	ViaSat, Inc.	(80,017)
(3,492)	ViewPoint Financial Group, Inc.	(100,744)
(3,957)	Volcano Corp.	(77,992)
(1,674)	Westamerica Bancorporation	(90,530)
		(6,570,118)
Total Common Stock (Proceeds $(10,806,367))	(10,997,652)
Total Short Positions - (96.5)% (Proceeds $(10,806,367))	$(10,997,652)

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2014

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or a portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security. Rate presented is as of March 31, 2014.

*	Cost for federal income tax purposes is $208,394 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,807,322
Gross Unrealized Depreciation	(1,003,690)
Net Unrealized Appreciation	$803,632

The following is a summary of the inputs used to value the Fund’s investments and liabilities as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$-	$168,115	$-	$168,115
Austria	-	85,427	-	85,427
Belgium	-	74,229	-	74,229
Bermuda	160,481	-	-	160,481
Denmark	-	101,289	-	101,289
France	-	357,339	-	357,339
Germany	-	383,458	-	383,458
Ireland	-	164,708	-	164,708
Isle Of Man	-	73,607	-	73,607
Italy	-	69,391	-	69,391
Japan	-	1,240,268	-	1,240,268
Netherlands	72,794	82,170	-	154,964
Norway	-	91,713	-	91,713
Portugal	-	92,230	-	92,230
Spain	-	87,598	-	87,598
Sweden	-	316,724	-	316,724
Switzerland	-	420,133	-	420,133
United Kingdom	-	484,541	-	484,541
United States	6,447,626	-	-	6,447,626
Preferred Stock
Germany	-	145,178	-	145,178
Money Market Fund	-	890,659	-	890,659
Total Investments At Value	$6,680,901	$5,328,777	$-	$12,009,678
Total Assets	$6,680,901	$5,328,777	$-	$12,009,678

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2014

Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short at Value
Common Stock
Austria	$-	$(84,468)	$-	$(84,468)
Belgium	-	(82,461)	-	(82,461)
Finland	-	(78,734)	-	(78,734)
France	-	(352,732)	-	(352,732)
Germany	-	(767,042)	-	(767,042)
Italy	-	(140,109)	-	(140,109)
Japan	-	(1,092,920)	-	(1,092,920)
Jersey	-	(71,385)	-	(71,385)
Netherlands	-	(71,948)	-	(71,948)
New Zealand	-	(77,729)	-	(77,729)
Norway	-	(163,105)	-	(163,105)
Singapore	-	(83,317)	-	(83,317)
Spain	-	(148,803)	-	(148,803)
Sweden	-	(246,952)	-	(246,952)
Switzerland	-	(222,388)	-	(222,388)
United Kingdom	-	(743,441)	-	(743,441)
United States	(6,570,118)	-	-	(6,570,118)
Total Securities Sold Short at Value	$(6,570,118)	$(4,427,534)	$-	$(10,997,652)
Total Liabilities	$(6,570,118)	$(4,427,534)	$-	$(10,997,652)

At March 31, 2014, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global Market Neutral Fund

Long Securities 38.93%
Short Securities (38.84)%

There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2014

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	1.4%	0.0%
Austria	0.7%	0.8%
Belgium	0.6%	0.7%
Bermuda	1.3%	0.0%
Denmark	0.8%	0.0%
Finland	0.0%	0.7%
France	3.0%	3.2%
Germany	4.4%	7.0%
Ireland	1.4%	0.0%
Isle Of Man	0.6%	0.0%
Italy	0.6%	1.3%
Japan	10.3%	9.9%
Jersey	0.0%	0.6%
Netherlands	1.3%	0.7%
New Zealand	0.0%	0.7%
Norway	0.8%	1.5%
Portugal	0.8%	0.0%
Singapore	0.0%	0.8%
Spain	0.7%	1.4%
Sweden	2.7%	2.2%
Switzerland	3.5%	2.0%
United Kingdom	4.0%	6.8%
United States	53.7%	59.7%
Money Market Fund	7.4%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2014

ASSETS
Total investments, at value (Cost $10,965,703)	$12,009,678
Deposits with brokers	10,102,005
Cash	278,744
Foreign currency (Cost $392)	386
Receivables:
Dividends	22,341
From investment adviser	24,076
Prepaid expenses	15,761
Deferred offering costs	4,198
Total Assets	22,457,189

LIABILITIES
Payables:
Securities sold short, at value (Proceeds $10,806,367)	10,997,652
Dividends on securities sold short	13,966
Accrued Liabilities:
Fund services fees	6,659
Other expenses	38,184
Total Liabilities	11,056,461

NET ASSETS	$11,400,728

COMPONENTS OF NET ASSETS
Paid-in capital	$11,128,244
Accumulated net investment loss	(45,784)
Accumulated net realized loss	(534,424)
Net unrealized appreciation	852,692
NET ASSETS	$11,400,728

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	1,127,268

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Institutional Shares (based on net assets of $11,400,728)	$10.11
*	Shares redeemed or exchanged within 90 days of purchase may be charged a 2.00% redemption fee.

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS PERIOD ENDED MARCH 31, 2014*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,384)	$89,734
Interest income	15
Total Investment Income	89,749

EXPENSES
Investment adviser fees	53,736
Fund services fees	164,065
Custodian fees	60,508
Registration fees	576
Professional fees	25,957
Trustees' fees and expenses	139
Offering costs	46,179
Dividend expense on securities sold short	72,059 #
Pricing Fees	30,365
Miscellaneous expenses	15,492
Total Expenses	469,076
Fees waived and expenses reimbursed	(310,850)
Net Expenses	158,226

NET INVESTMENT LOSS	(68,477)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	96,662
Foreign currency transactions	(16,182)
Securities sold short	(621,977)
Net realized loss	(541,497)
Net change in unrealized appreciation (depreciation) on:
Investments	1,043,975
Foreign currency translations	2
Securities sold short	(191,285)
Net change in unrealized appreciation	852,692
NET REALIZED AND UNREALIZED GAIN	311,195
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,718

* Commencement of operations was May 21, 2013.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF CHANGES IN NET ASSETS

May 21, 2013* through March 31, 2014
OPERATIONS
Net investment loss	$(68,477)
Net realized loss	(541,497)
Net change in unrealized appreciation (depreciation)	852,692
Increase in Net Assets Resulting from Operations	242,718

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,233,615
Redemption of shares:
2	Institutional Shares	(75,605)
Increase in Net Assets from Capital Share Transactions	11,158,010
Increase in Net Assets	11,400,728

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$11,400,728

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,134,828
Redemption of shares:
Institutional Shares	(7,560)
Increase in Shares	1,127,268

(a)	Accumulated net investment loss	$(45,784)
*	Commencement of operations.

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	May 21, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.11)
Net realized and unrealized gain	0.22
Total from Investment Operations	0.11
NET ASSET VALUE, End of Period	$10.11
TOTAL RETURN	1.10	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.27	)%(d)
Net expense (e)	1.60	%(d)
Dividend expense	1.34	%(d)
Gross expense (f)	8.73	%(d)
PORTFOLIO TURNOVER RATE	62	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes dividend expense on securities sold short.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Dear Shareholder,

The first six months since the launch of LMCG Global MultiCap Fund (the “Fund”) has been a positive experience for investors, although the global equity markets have been anything but sanguine.  Since inception on September 11, 2013 through March 31, 2014, the Fund has posted a return of +8.8%, slightly trailing its benchmark, MSCI All Country World Investable Market Index(1), which returned +9.4%.

The two quarters which encompass the life of the Fund are best considered a transition period for world equity markets.  By March 2014, the U.S. equity market completed five years of recovery that surpassed both investor’s highest hopes and surpassed returns of nearly every five year period that had followed previous financial crises.  The transition occurred as investors began aggressive profit taking in the first quarter out of sectors that had posted strong returns in 2013 and over the previous five years in the U.S.  The important transition of the Chair of the U.S. Federal Reserve Bank took place during this period, a change that we believe will have important implications for interest rates for some time to come.  Another transition occurred among key trading partners of the U.S. as the once deeply troubled Eurozone “peripheral” countries posted the strongest equity market gains in the world during the first quarter.

International small cap equity holdings produced the most significant returns of any asset class in which we invest, posting returns of over 18% in the portfolio since inception.  Active stock selection contributed substantially to this asset class, which represents roughly 8% of the Fund, and the strongest performers were small companies domiciled in Europe.  Small and mid-cap value U.S. equities were the second strongest performers during this period, although that performance was driven primarily through the asset class returns  Emerging markets continue to be the laggard investment category for the Fund, although we are comfortable with the valuation of the asset class as a whole, and felt that the resilience of several key markets during a very difficult period in January and February signaled a turn for the better.  Emerging markets represent roughly 11% of the Fund.

We continue to favor small and mid-cap stocks – U.S. small and mid-cap value as well as European/Asian small caps in particular.  We remain underweight large cap developed market securities.  Our valuation tilt within the developed non-U.S. equity markets has produced offsetting results – strong performance of Europe ex-UK and Switzerland has been more than offset by poor relative performance of Japanese shares.  We tend to hold more U.S. equities than non-U.S. equities, and the performance of the U.S. equities has continued to outpace non-U.S. equity returns during this period.

Outlook

Three themes continue to guide our outlook and, as a consequence, our active/passive approach and asset class positioning for the Fund.  The first is that we believe a mid-cycle correction is a normal, and perhaps, a likely event sometime this year.  These corrections usually hit areas of speculation in the market fairly hard.  The reversal of growth stock leadership in favor of value stocks, which began in late March and has continued into the second quarter, seems consistent with this theme.  The Fund remains overweight to small and mid-cap value stocks to counter this leadership change.  The action one takes as an investment manager is not to time change or to panic, but to carefully study the vulnerable areas that may be exposed to a correction and to identify potential opportunities.  We believe that such exposure may be occurring in the growth segment of equity markets in technology, and growth areas within health care and banking.

The second theme that guides our thinking is of market leadership.  While the U.S. financial industry may have led world markets into the financial crisis, U.S. leadership in the economic recovery should also receive credit, and may have re-established a trend that drove world markets in the latter half of the 20th century.  If this recovery follows more traditional cycles, we believe that U.S. performance is likely to be followed by strong non-U.S. market performance, perhaps in 2014.  Europe’s economic recovery is fragile and was not helped by continuing concerns over escalating tensions in Ukraine; however, confidence continues to return and benefit our Fund.  The Fund has benefited so far from the overweight to U.S. stocks, but a healthy weighting to non-U.S. markets, both emerging and developed, should help returns going forward.

(1)  MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

16	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

The third theme that guides our outlook is the importance of managing the current not-so-normal interest rate cycle.  Historically, equities have performed well in a low inflation, rising interest rate environment.  During the first quarter of 2014, interest rates declined in conjunction with the mid-cycle slowdown, but our outlook is that longer term interest rates will rise with an improving global economy.  Once exiting a mid-cycle slowdown, the areas of the equity market that tend to perform well are the mid-stage cyclical industries which include financial services, technology and industrial stocks.  The Fund remains overweight in these areas, as we believe earnings will accelerate throughout the year and the recovery will lead equity prices higher.  Defensive or countercyclical companies outperformed in the first quarter.  However, we are confident in the belief that this trend will reverse in the near term and should benefit the Fund.  Managing the portfolio will be challenging should we experience a continuation of declining interest rates, a situation few are expecting.  However, our approach is to monitor and deliberately manage risks carefully, and respect the fact that this portfolio represents a core equity position for investors.   We believe that sustained low interest rates may lead to significant distortions of value in areas where we are currently invested and will be monitoring our risk exposures carefully.

There can be no guarantee that any strategy/diversification (risk management or otherwise) will be successful.  All investing involves risk, including potential loss of principal.

17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the “Fund”) compared with the performance of the benchmark, the MSCI All Country World Investable Market Index (the "MSCI ACWI"), since inception. The MSCI ACWI is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the MSCI ACWI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI does not include expenses. The Fund is professionally managed while the MSCI ACWI is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global MultiCap Fund – Institutional Shares vs. MSCI All Country World Investable Market Index

Average Annual Total Returns	Since Inception
Period Ended March 31, 2014	September 11, 2013
LMCG Global MultiCap Fund — Institutional Shares	8.79%
MSCI All Country World Investable Market Index(1)	9.43%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratios (gross) for Institutional Shares are 3.88%. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) of Institutional Shares to 1.20%, through July 31, 2015.  The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived for expense reimbursement and the resulting expenses do not exceed 1.20% for Institutional Shares of the Fund.  The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

_________________________________________________________

(1) MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

Equity Securities - 64.9%
Common Stock - 64.8%
Australia - 0.3%
55	Flight Centre Travel Group, Ltd.	$2,683
468	Primary Health Care, Ltd.	2,049
		4,732
Austria - 0.3%
81	Oesterreichische Post AG	4,082

Bermuda - 0.3%
167	Nabors Industries, Ltd.	4,117

Brazil - 0.4%
400	Hypermarcas SA	2,898
209	Vale SA, ADR	2,602
		5,500
Canada - 0.4%
195	Goldcorp, Inc.	4,774

China - 1.0%
14,000	Bank of China, Ltd., Class H	6,220
15,000	GOME Electrical Appliances Holding, Ltd.	2,538
113	WuXi PharmaTech Cayman, Inc., ADR (a)	4,165
		12,923
Denmark - 0.3%
61	NKT Holding A/S	3,534

France - 0.4%
42	Valeo SA	5,915

Germany - 0.3%
125	Freenet AG	4,375

Hong Kong - 0.4%
500	China Mobile, Ltd.	4,591
2,000	Shun Tak Holdings, Ltd.	1,031
		5,622
Ireland - 0.6%
87	DCC PLC	4,735
114	Smurfit Kappa Group PLC	2,766
		7,501
Italy - 0.3%
244	Recordati SpA	4,268

Japan - 1.6%
100	Aoyama Trading Co., Ltd.	2,625
1,000	Furukawa Electric Co., Ltd.	2,488
200	NS Solutions Corp.	4,535
100	Obic Co., Ltd.	3,156
3	Orix JREIT, Inc. REIT	3,745
100	TS Tech Co., Ltd.	3,028
200	Yamaha Corp.	2,572
		22,149
Malta - 0.3%
81	Unibet Group PLC, SDR	4,069

Netherlands - 0.5%
161	AerCap Holdings NV (a)	6,793

Republic Of South Korea - 1.4%
16	Hyundai Motor Co.	3,783
6	Samsung Electronics Co., Ltd.	7,585
80	Shinhan Financial Group Co., Ltd.	3,540
110	SK Hynix, Inc. (a)	3,732
		18,640
Russian Federation - 0.6%
296	Gazprom OAO, ADR	2,298
215	Sberbank of Russia, ADR	2,101
97	Tatneft OAO, ADR	3,323
		7,722
South Africa - 1.4%
148	African Rainbow Minerals, Ltd.	2,928
534	Mediclinic International, Ltd.	3,791
229	Mondi, Ltd.	4,010
168	MTN Group, Ltd.	3,439
849	Steinhoff International Holdings, Ltd.	4,106
		18,274
Switzerland - 0.4%
5	Forbo Holding AG (a)	5,250

Taiwan - 1.0%
4,000	Advanced Semiconductor Engineering, Inc.	4,439
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,935
3,000	Uni-President Enterprises Corp.	5,226
		13,600
Thailand - 0.2%
1,100	PTT Global Chemical PCL, Class F	2,453

United Kingdom - 1.5%
280	Berendsen PLC	5,223
194	Close Brothers Group PLC	4,573
200	Hikma Pharmaceuticals PLC	5,537
139	Mondi PLC	2,436
57	SABMiller PLC	2,847
		20,616

See Notes to Financial Statements.	19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

United States - 50.9%
118	Abbott Laboratories	$4,544
91	Agilent Technologies, Inc.	5,089
216	AGL Resources, Inc.	10,575
41	Air Products & Chemicals, Inc.	4,881
53	Akamai Technologies, Inc. (a)	3,085
70	Allegheny Technologies, Inc.	2,638
156	Altera Corp.	5,653
28	Amazon.com, Inc. (a)	9,423
353	American Eagle Outfitters, Inc.	4,321
162	AmerisourceBergen Corp.	10,626
55	Apache Corp.	4,562
37	Apple, Inc.	19,859
532	Bank of America Corp.	9,150
78	Belden, Inc.	5,429
16	BlackRock, Inc.	5,032
178	Boise Cascade Co. (a)	5,098
85	Capital One Financial Corp.	6,559
60	Caterpillar, Inc.	5,962
159	CBL & Associates Properties, Inc. REIT	2,822
53	Celgene Corp. (a)	7,399
44	Cerner Corp. (a)	2,475
70	Charles River Laboratories International, Inc. (a)	4,224
57	Chevron Corp.	6,778
167	Cintas Corp.	9,955
269	Cisco Systems, Inc.	6,028
134	Citigroup, Inc.	6,378
62	Clean Harbors, Inc. (a)	3,397
178	Comerica, Inc.	9,220
162	Community Health Systems, Inc. (a)	6,346
69	Danaher Corp.	5,175
325	Darling International, Inc. (a)	6,507
183	Del Frisco's Restaurant Group, Inc. (a)	5,106
131	Dick's Sporting Goods, Inc.	7,154
174	Diebold, Inc.	6,941
154	EMC Corp.	4,221
82	Emerson Electric Co.	5,478
228	Equity One, Inc. REIT	5,094
163	ExlService Holdings, Inc. (a)	5,038
141	Expeditors International of Washington, Inc.	5,588
188	Federated Investors, Inc., Class B	5,742
631	Fifth Third Bancorp	14,481
488	General Electric Co.	12,634
162	Gilead Sciences, Inc. (a)	11,479
8	Google, Inc., Class A (a)	8,916
102	HealthSouth Corp.	3,665
44	HeartWare International, Inc. (a)	4,126
183	Hexcel Corp. (a)	7,968
219	Horace Mann Educators Corp.	6,351
91	HSN, Inc.	5,435
70	Innophos Holdings, Inc.	3,969
225	Intel Corp.	5,807
150	Interface, Inc.	3,083
382	Internap Network Services Corp. (a)	2,705
216	International Paper Co.	9,910
313	JPMorgan Chase & Co.	19,002
105	Juniper Networks, Inc. (a)	2,705
94	Kadant, Inc.	3,428
175	Kelly Services, Inc., Class A	4,153
270	Kforce, Inc.	5,756
108	Life Time Fitness, Inc. (a)	5,195
141	Lincoln National Corp.	7,145
79	Lithia Motors, Inc., Class A	5,250
203	Marsh & McLennan Cos., Inc.	10,008
37	Martin Marietta Materials, Inc.	4,749
160	MasterCard, Inc., Class A	11,952
116	Merck & Co., Inc.	6,585
350	MFA Financial, Inc. REIT	2,713
205	Micron Technology, Inc. (a)	4,850
188	Microsoft Corp.	7,706
428	National Penn Bancshares, Inc.	4,473
245	New York Community Bancorp, Inc.	3,937
138	Oracle Corp.	5,646
141	Owens-Illinois, Inc. (a)	4,770
143	PAREXEL International Corp. (a)	7,735
78	PepsiCo, Inc.	6,513
195	Pfizer, Inc.	6,263
37	Pioneer Natural Resources Co.	6,924
167	Portland General Electric Co.	5,401
125	QUALCOMM, Inc.	9,858
37	Ralph Lauren Corp.	5,954
814	RF Micro Devices, Inc. (a)	6,414
33	Rockwell Automation, Inc.	4,110
78	Schlumberger, Ltd.	7,605
118	Semtech Corp. (a)	2,990
37	Starbucks Corp.	2,715
104	State Street Corp.	7,233
141	SunTrust Banks, Inc.	5,610
216	Synchronoss Technologies, Inc. (a)	7,407
141	Sysco Corp.	5,094
329	TCF Financial Corp.	5,481
208	The Dow Chemical Co.	10,107
125	The Geo Group, Inc.	4,030
44	The Goldman Sachs Group, Inc.	7,209
273	The Interpublic Group of Cos., Inc.	4,679
121	Theravance, Inc. (a)	3,744
33	Towers Watson & Co., Class A	3,764
138	TriMas Corp. (a)	4,582
62	Triumph Group, Inc.	4,004
37	Union Pacific Corp.	6,943
91	United Technologies Corp.	10,632

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

United States – (continued)
188	Unum Group	$6,638
167	Valero Energy Corp.	8,868
188	Vantiv, Inc., Class A (a)	5,681
141	Wells Fargo & Co.	7,013
203	Xcel Energy, Inc.	6,163
462	Xerox Corp.	5,221
353	Zions Bancorp.	10,936
		683,625
Total Common Stock (Cost $805,167)		870,534

Preferred Stock - 0.1%
Brazil - 0.1%
600	Suzano Papel e Celulose SA	2,203
Total Preferred Stock (Cost $2,524)	2,203
Total Equity Securities (Cost $807,691)	872,737

Investment Companies - 32.8%
504	Global X FTSE Nordic Region ETF	12,872
218	iPath MSCI India Index ETN (a)	13,217
335	iShares MSCI ACWI ETF	19,477
547	iShares MSCI All Country Asia ex Japan ETF	32,322
556	iShares MSCI Canada ETF	16,430
445	iShares MSCI EAFE Small-Cap ETF	23,229
2,993	iShares MSCI EMU ETF	126,514
9,561	iShares MSCI Japan ETF	108,326
391	iShares MSCI Pacific ex Japan ETF	18,803
353	iShares MSCI Switzerland Capped ETF	12,122
127	iShares MSCI Turkey ETF	6,183
2,486	iShares MSCI United Kingdom ETF	51,187
Total Investment Companies (Cost $422,987)	440,682

Money Market Fund - 1.1%
14,445	Dreyfus Treasury Prime Cash Management, 0.00% (b) (Cost $14,445)	14,445
Total Investments - 98.8% (Cost $1,245,123)*	$1,327,864
Other Assets & Liabilities, Net – 1.2%	15,898
Net Assets – 100.0%	$1,343,762

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of March 31, 2014.

*	Cost for federal income tax purposes is $1,245,841 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$104,765
Gross Unrealized Depreciation	(22,742)
Net Unrealized Appreciation	$82,023

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$4,732	$-	$4,732
Austria	-	4,082	-	4,082
Bermuda	4,117	-	-	4,117
Brazil	5,500	-	-	5,500
Canada	4,774	-	-	4,774
China	4,165	8,758	-	12,923
Denmark	-	3,534	-	3,534
France	-	5,915	-	5,915
Germany	-	4,375	-	4,375
Hong Kong	-	5,622	-	5,622
Ireland	-	7,501	-	7,501
Italy	-	4,268	-	4,268
Japan	-	22,149	-	22,149
Malta	-	4,069	-	4,069
Netherlands	6,793	-	-	6,793
Republic Of South Korea	-	18,640	-	18,640
Russian Federation	4,399	3,323	-	7,722
South Africa	-	18,274	-	18,274
Switzerland	-	5,250	-	5,250
Taiwan	-	13,600	-	13,600
Thailand	-	2,453	-	2,453
United Kingdom	-	20,616	-	20,616
United States	683,625	-	-	683,625
Preferred Stock
Brazil	2,203	-	-	2,203
Investment Companies	440,682	-	-	440,682
Money Market Fund	-	14,445	-	14,445
Total Investments At Value	$1,156,258	$171,606	$-	$1,327,864

At March 31, 2014, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities                                           12.77%

There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

PORTFOLIO HOLDINGS
% of Total Investments
Australia	0.3%
Austria	0.3%
Bermuda	0.3%
Brazil	0.6%
Canada	0.4%
China	1.0%
Denmark	0.3%
France	0.4%
Germany	0.3%
Hong Kong	0.4%
Ireland	0.6%
Italy	0.3%
Japan	1.7%
Malta	0.3%
Netherlands	0.5%
Republic Of South Korea	1.4%
Russian Federation	0.6%
South Africa	1.4%
Switzerland	0.4%
Taiwan	1.0%
Thailand	0.2%
United Kingdom	1.5%
United States	84.7%
Money Market Fund	1.1%
100.0%

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2014

ASSETS
Total investments, at value (Cost $1,245,123)	$1,327,864
Cash	118
Foreign currency (Cost $383)	381
Receivables:
Dividends	1,340
From investment adviser	10,197
Prepaid expenses	15,651
Deferred offering costs	16,409
Total Assets	1,371,960

LIABILITIES
Accrued Liabilities:
Fund services fees	5,005
Other expenses	23,193
Total Liabilities	28,198

NET ASSETS	$1,343,762

COMPONENTS OF NET ASSETS
Paid-in capital	$1,259,086
Distributions in excess of net investment income	(1,375)
Accumulated net realized gain	3,312
Net unrealized appreciation	82,739
NET ASSETS	$1,343,762

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	124,369

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,343,762)	$10.80

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS PERIOD ENDED MARCH 31, 2014*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $123)	$9,950
Total Investment Income	9,950
Adviser
EXPENSES
Investment adviser fees	5,592
Fund services fees	91,889
Custodian fees	7,633
Registration fees	187
Professional fees	20,589
Trustees' fees and expenses	16
Offering costs	22,973
Miscellaneous expenses	15,352
Total Expenses	164,231
Fees waived and expenses reimbursed	(156,336)
Net Expenses	7,895

NET INVESTMENT INCOME	2,055

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,311
Foreign currency transactions	(286)
Net realized gain	5,025
Net change in unrealized appreciation (depreciation) on:
Investments	82,741
Foreign currency translations	(2)
Net change in unrealized appreciation	82,739
NET REALIZED AND UNREALIZED GAIN	87,764
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,819

* Commencement of operations was September 11, 2013.

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF CHANGES IN NET ASSETS

September 11, 2013* through March 31, 2014
OPERATIONS
Net investment income	$2,055
Net realized gain	5,025
Net change in unrealized appreciation	82,739
Increase in Net Assets Resulting from Operations	89,819

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(7,357)
Net realized gain:
Institutional Shares	(1,999)
Total Distributions to Shareholders	(9,356)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,388,943
Reinvestment of distributions:
Institutional Shares	9,356
Redemption of shares:
2	Institutional Shares	(135,000)
Increase in Net Assets from Capital Share Transactions	1,263,299
Increase in Net Assets	1,343,762

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$1,343,762

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	136,290
Reinvestment of distributions:
Institutional Shares	875
Redemption of shares:
Institutional Shares	(12,796)
Increase in Shares	124,369

(a)	Distributions in excess of net investment income	$(1,375)
*	Commencement of operations.

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	September 11, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.02
Net realized and unrealized gain	0.86
Total from Investment Operations	0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.06)
Net realized gain	(0.02)
Total Distributions to Shareholders	(0.08)
NET ASSET VALUE, End of Period	$10.80
TOTAL RETURN	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,344
Ratios to Average Net Assets:
Net investment income	0.31	%(d)
Net expense	1.20	%(d)
Gross expense (e)	24.97	%(d)
PORTFOLIO TURNOVER RATE	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	26	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Note 1. Organization

LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund commenced operations on May 21, 2013, and September 11, 2013, respectively. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of March 31, 2014, Investor Shares had not commenced operations. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

27	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

The aggregate value by input level, as of March 31, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker for securities sold short as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund will file a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment

28	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the LMCG Global Market Neutral Fund within 90 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs of $50,377 and $39,382 for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds.

Note 3. Fees and Expenses

Investment Adviser – Lee Munder Capital Group, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% and 0.85% of the average daily net assets of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2015, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% for Institutional Shares of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2015, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.20% for Institutional Shares of the LMCG Global MultiCap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended March 31, 2014, fees waived and expenses reimbursed were as follows:

29	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

	Investment Adviser Fees Waived	Expenses Reimbursed by Investment Adviser	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$53,736	$160,668	$96,446	$310,850
LMCG Global MultiCap Fund	5,592	92,402	58,342	156,336

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.60% for Institutional Shares of the LMCG Global Market Neutral Fund and 1.20% for Institutional Shares of the LMCG Global MultiCap Fund. As of March 31, 2014, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund	$214,404	March 31, 2017	$-
LMCG Global MultiCap Fund	97,994	March 31, 2017	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2014, were as follows:

	Purchases	Sales
LMCG Global Market Neutral Fund	$13,942,591	$3,963,228
LMCG Global MultiCap Fund	1,621,740	396,373

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as the LMCG Global Market Neutral Fund transacts currency contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended March 31, 2014 for any derivative type that was held during the period is as follows:

Forward Currency Contracts	$4,673,691

The LMCG Global Market Neutral Fund’s use of derivatives during the period ended March 31, 2014, was limited to forward currency contracts.  As of March 31, 2014, there were no outstanding forward currency contracts.

Realized gains and losses on derivatives contracts during the period ended March 31, 2014, by the LMCG Global Market Neutral Fund are recorded in the following locations on the Statement of Operations:

Location	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$4,179

Note 7. Federal Income Tax

As of March 31, 2014, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$-	$(531,150)	$803,634	$272,484
LMCG Global MultiCap Fund	3,687	(1,032)	82,021	84,676

30	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Distributions paid during the fiscal period were characterized for tax purposes as follows:

Ordinary Income
LMCG Global MultiCap Fund	$9,356

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in passive foreign investment holdings (PFICs), wash sales and real estate investment trusts (REITs).

For tax purposes, the current year post-October loss was $438,795 for the LMCG Global Market Neutral Fund, and the current deferred late year ordinary loss was $14,446 and $1,032 for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively (realized during the period November 1, 2013 through March 31, 2014). These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2014.

The LMCG Global Market Neutral Fund has $77,909 available short term capital loss carryforwards that have no expiration date.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended March 31, 2014. The following reclassifications were the result of net operating losses, disallowed short dividend expenses, non-deductible offering costs, currency gain/loss, PFICs and REIT return of capital and had no impact on the net assets of each Fund.

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
LMCG Global Market Neutral Fund	$22,693	$7,073	$(29,766)
LMCG Global MultiCap Fund	3,927	286	(4,213)

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

31	LMCG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of
LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund

We have audited the accompanying statements of assets and liabilities of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period May 21, 2013 (commencement of operations) through March 31, 2014 for LMCG Global Market Neutral Fund and for the period September 11, 2013 (commencement of operations) through March 31, 2014 for LMCG Global MultiCap Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund as of March 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2014

32	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the period from the Fund’s commencement of operations to June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013, through March 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
LMCG Global Market Neutral Fund	October 1, 2013	March 31, 2014	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,048.75	$14.76	2.89%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.52	$14.49	2.89%

LMCG Global MultiCap Fund
Institutional Shares
Actual	$1,000.00	$1,078.17	$6.22	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.95	$6.04	1.20%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

33	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The LMCG Global MultiCap Fund designates 39.06% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 46.07% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The LMCG Global MultiCap Fund also designates 21.77% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 591-4667.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	24	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

34	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

35	LMCG FUNDS

LEE MUNDER CAPITAL GROUP

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
Lee Munder Capital Group, LLC
John Hancock Tower
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-ANR-0314

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®
Investor Shares (MERKX)
Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®
Investor Shares (MEAFX)
Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®
Investor Shares (MABFX)
Institutional Shares (MAAIX)

MERK CURRENCY ENHANCED U.S. EQUITY FUND®
Investor Shares (MUSFX)
Institutional Shares (MUSIX)

ANNUAL REPORT | MARCH 31, 2014

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)	MARCH 31, 2014

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, Merk Asian Currency Fund®, Merk Absolute Return Currency Fund®, and Merk Currency Enhanced U.S. Equity Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2013 through March 31, 2014 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
•	The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.
•	The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.

Merk Hard Currency Fund Investor Shares posted a return of 0.08% for the 12-month period ended March 31, 2014. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of 2.76% during the Period. As of March 31, 2014, the Investor Shares of the Fund had a five-year annualized return of 4.27% and an annualized return of 4.19% since inception on May 10, 2005; this compares to a five-year annualized return of 2.80% and an annualized return of 3.07% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. Currencies that the Fund had exposure to over the Period had mixed returns. Generally, European currencies performed relatively well, while gold and the Australian dollar underperformed. Over the Period the British pound returned 9.63%, the euro returned 7.41%, the Swiss franc returned 7.30%, the Danish krone returned 7.26%, the New Zealand dollar returned 3.49%, the Swedish krona returned 0.86%, the Singapore dollar returned -1.37%, the Norwegian krone returned -2.36%, Canadian dollar -7.93%, Japanese yen -8.73%, Australian dollar -11.09%. Gold underperformed, returning -19.62% during the Period, as measured by the spot price of gold per troy ounce.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolves. The Fund roughly doubled euro exposure throughout the Period, starting with an allocation of 22.0% and ending the Period with an allocation of 43.5%. The additional exposure came mostly from reduced allocation to the Canadian and Singapore dollar. The euro was up 7.41% over the Period, benefitting from early LTRO (“Long Term Refinancing Operations”) repayments at the European Central Bank (ECB), as well as confidence returning into the weaker Eurozone countries.

The Fund also initiated a position in the British pound, which was the best performing G10 currency over the Period, appreciating 9.63% against the dollar. The British pound position was entered in large part because of an improved economic outlook in the UK and increased chances of a rate hike from the Bank of England coming sooner rather than later. The Fund eliminated its exposure to the Norwegian krone during the Period as the Norges Bank and the newly elected Prime Minister signaled that policy should aim to reduce the value of the currency to support exports. The Canadian dollar position was also reduced as a lesser known, and by all accounts more dovish, governor took the helm at the Bank of Canada following Mark Carney’s departure to the Bank of England.

Gold fell substantially during the first half of the Period as expectations of the Fed’s reduction of asset purchases dampened inflation fears. The downward trend appeared to become self-reinforcing as initial declines triggered further selling. Gold rallied 6.85% in the first quarter of this calendar year coming off of what appeared to be depressed levels near $1,200 per ounce at year-end. The Fund scaled into the gold position throughout the Period in an effort to take advantage of the lower prices prevailing in the market. As we believe the U.S., as well as other large economies cannot afford positive real interest rates in the long-term, the sell off that took place in the second quarter provided an opportunity to build the gold position.

Merk Asian Currency Fund Investor Shares posted a return of -1.05% for the 12-month period ending March 31, 2014. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.05% during the Period. As of March 31, 2014, the Investor Shares had a three-year annualized return of -0.74%, a five-year annualized return of 0.40% an annualized return of -0.47% since inception on April 1, 2008; this compares to a three-year annualized return of 0.06%, a five-year annualized return of 0.09% and an annualized return of 0.26% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal

 1 Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through March 31, 2014, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through March 31, 2014.

1

value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. During the Period, concerns surrounding the Federal Reserve’s reduction of monthly asset purchases and slowdown in China were significant headwinds to Asian currencies. The majority of currencies that the Fund had exposure to depreciated against the dollar during the Period. The Singapore dollar returned -1.37%, the Taiwanese dollar returned -2.17%, and the Malaysian ringgit returned -5.23%. Conversely, the South Korean won appreciated 4.38% against the dollar during the Period. The Chinese renminbi hit a 20-year high against the dollar in January 2014 before a sharp correction in February and March. Throughout the entire Period the Chinese renminbi returned -0.11%.

During the Period the Fund maintained its largest position in the Chinese renminbi but reduced the exposure in February and March 2014. Renminbi volatility rose after the People’s Bank of China, the country’s central bank, widened the renminbi daily trading band from 1% to 2%. In our view, this is a logical and necessary step for China to embrace a more flexible exchange rate regime, and is consistent with China’s agenda to make the renminbi an international reserve currency. Over the long term, we believe the renminbi may benefit from China’s transition to a higher value added and more consumption-oriented growth model.

The Fund’s performance benefited from a new position in the Indian rupee which was initiated in September 2013, as the currency appreciated 9.71% against the dollar from August 31, 2013 to March 31, 2014. The rally was primarily driven by the new governor of the Reserve Bank of India as he took a series of measures to stabilize the currency and improve India’s dollar liquidity. The Indian rupee also benefited from the expectation that a more business-friendly government will take office after the election in May 2014. The Fund also established a short position in the Japanese yen since January 2014, as we believe the deterioration of Japan’s current account balance will increase the country’s reliance on foreign capital and place downward pressure on the Japanese yen.

In addition to Chinese renminbi time deposits, the Fund has increasingly been buying high quality, short-term debt instruments denominated in Asian currencies in pursuing its investment objective. At the end of the Period, the Fund held, among others, International Finance Corporation offshore Chinese renminbi discount notes, Monetary Authority of Singapore Bills, Singapore Government Bills, and Bank Negara Malaysia monetary notes as part of its Chinese renminbi, Singapore dollar and Malaysian ringgit exposure.

Merk Absolute Return Currency Fund Investor Shares posted a return of 5.68% for the 12-month period ending March 31, 2014. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.05% during the Period. As of March 31, 2014, the Investor Shares had a three-year annualized return of -1.45% and an annualized return of -0.09% since inception on September 9, 2009; this compares to a three-year annualized return of 0.06% and an annualized return of 0.08% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a periodic currency allocation process based on strategic and tactical considerations. We consider factors that lead to gradual allocation changes to be “strategic,” in contrast we consider factors that lead to allocation changes over shorter periods “tactical.” As such, currency exposures can change significantly from one holding period to the next and the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated3 currencies, on a short-term view that such currency positioning may yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

We made substantial enhancements to the investment process, fully implemented in June 2012. Specifically, we added a systematic integration of the Merk hard currency strategy investment process to the underlying quantitative model and employed more frequent currency rebalancing to be able to more swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally. Additionally, we have streamlined management of the Fund, moving to a team approach: Axel Merk is primarily responsible for the management of the Fund, relying on the support of the investment management team. Since implementation of the changes, we are pleased with the improved risk/return profile the Fund has exhibited.

2 Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2014, whereas performance for the Fund is calculated for the period since inception through March 31, 2014.
3 A statistical measure of how two variables move in relation to each other.

2

Merk Currency Enhanced U.S. Equity Fund Investor Shares posted a return of 28.40% for the 12-month period ending March 31, 2014. In comparison, the S&P 500 Total Return Index (“reference basket”) increased 21.86% during the Period. As of March 31, 2014, the Investor Shares had an annualized return of 23.85% since inception on September 12, 2011; this compares to an annualized return of 23.23% since September 12, 2011 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.38%.

The Merk Currency Enhanced U.S. Equity Fund combines a passive investment in U.S. equities with an actively managed exposure to currencies, seeking to generate total returns. By enhancing U.S. equities exposure with a currency overlay, the Fund seeks to generate excess returns from an actively managed currency basket in addition to investment exposure to the S&P 500. At the same time, a combination of U.S. equities and international currencies may offer portfolio diversification benefits to traditional domestic equities, given the historically low correlation between currencies and equities. The combination of U.S. equities and international currencies may also bring portfolio benefits similar to international equity exposure. Therefore, in addition to considering the Fund’s performance relative to the S&P 500 Index, it may be appropriate to consider the Fund’s performance also relative to an international equity index, which would be an alternative way to introduce international diversification to an equity portfolio.

In comparing the Fund’s performance with an international equity index, for the period ending March 31, 2014, the Fund had an annualized return of 23.85% since inception compared to the MSCI EAFE Index of 17.59%. The MSCI EAFE Index is an index that is used as a proxy for the international equity market performance in developed markets outside the U.S. & Canada.

In an effort to achieve desired excess returns, we aim to enhance a passive investment in U.S. equities with currency allocation that follow the general methodology of the Merk Absolute Return Currency Fund, which seeks to achieve positive absolute returns from the Fund’s exposure to currencies. We made substantial enhancements to the investment process, fully implemented as in June 2012. Specifically, we added a systematic integration of the Merk hard currency strategy investment process to the underlying quantitative model and employed more frequent currency rebalancing to be able to more swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally. As an additional risk management measure, we amended the prospectus in January 2014 to indicate that we may be more active in managing downside equity risk to mitigate loss potential resulting from possible stock market corrections. Lastly, we have streamlined management of the Fund, moving to a team approach: Axel Merk is primarily responsible for the management of the Fund, relying on the support of the investment management team. Since implementation of the changes, we are pleased with the improved risk/return profile the Fund has exhibited.

Market Analysis and Insights

Many major markets ended the calendar year near their highs or low for the year. For example: the S&P 500 closed at an all time record high, gold closed near its lows of the year just above $1,200/oz, dollar-yen ended at its high for the year over 105, and U.S. 10-year yield closed at their high for the year above 3.00%. There was a strong consensus around certain themes coming into this year. Namely: rising interest rates, rising stock prices, falling gold prices, a stronger dollar, and a continued unwinding of the commodities supercycle. Many of those consensus views have not played out so far. Stocks have moved sideways, gold is up, bonds are down, and the dollar is down as measured by the U.S. Dollar Index. Fed tapering has not lead to the dollar strength many predicted. There are two main elements to accommodative policy by the Fed, one is the Quantitative Easing (QE) program, the other is the fed funds rate, the short-term interest rate that the Fed controls, and the forward guidance that they provide on that rate. In our view, the fed funds rate is the more important piece of the puzzle for currency markets and asset markets more broadly. As such, the mere gradual slowdown of QE may not be sufficient to consider buying the U.S. dollar, particularly when new Fed Chair Janet Yellen has gone out of her way to strike a dovish tone in her policy speeches of late.

For example, the euro rose 7.41% against the dollar over the Period. There are a number of reasons why the euro may be cursed to go higher. One being that everyone loves to hate the euro. In other words, the consensus view is that the euro should go down. We believe going counter to the consensus view when your convictions are strong has the advantage of providing a more attractive risk/return dynamic than going with the herd. That’s because if you’re right, the herd might shift in your direction and push the price in your favor; and if you’re wrong most of that may be priced-in and thus provide limited downside risk. Secondly, the fiscal problems in the Eurozone are known and are being addressed, whereas in the U.S. the fiscal problems, particularly related to entitlement reform, are not being meaningfully addressed. Thirdly, the European Central Bank (ECB) has less flexibility in terms of engaging in expansionary monetary policy than the Federal Reserve. The Federal Reserve is still expanding its balance sheet while the ECBs balance sheet is shrinking- primarily due to early repayment of LTRO loans to banks. Finally, the world may be moving to a multi-reserve currency regime from a single reserve currency. In our assessment, the euro is the only major liquid viable competitor to the dollar at the moment. Gold and the Chinese renminbi may increasingly play a role over time as well and should be considered for inclusion in a diversified portfolio.

3

As we have said before there may be no such thing as a risk free asset anymore and investors should consider diversifying something as mundane as cash.

While many Asian currencies may rise over the coming years, we think Asian countries like China, that are moving their economies up the value-added chain, are in a better position to handle more rapid currency appreciation than others notwithstanding the recent pullback. As production processes become more complex, it is harder for low-price competitors to easily replicate that output. As such, higher value-added products may provide China’s exporters with greater pricing power in the global market, limiting the need and effectiveness of a cheap currency policy.

With so many global dynamics to play out, we believe numerous opportunities are evident within the currency asset class, and continue to believe that currencies may provide valuable portfolio diversification benefits and upside potential.

Please read more about our Funds and sign up for our newsletter at merkfunds.com.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2014 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.  The index is unmanaged and includes reinvested distributions.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The S&P 500 Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. An investment cannot be made directly in an index.

All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates and currency returns listed in this letter: Bloomberg.

4

MERK HARD CURRENCY FUND	MARCH 31, 2014
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the JPMorgan 3-Month Global Cash Index  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2014	One Year	Five Year	(05/10/05)
Merk Hard Currency Fund Investor Shares	0.08%	4.27%	4.19%
Merk Hard Currency Fund Institutional Shares*	0.38%	4.50%	4.32%
JPMorgan 3-Month Global Cash Index	2.76%	2.80%	3.07%

*
For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

5

MERK ASIAN CURRENCY FUND	MARCH 31, 2014
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Asian Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2014	One Year	Five Year	(04/01/08)
Merk Asian Currency Fund Investor Shares	-1.05%	0.40%	-0.47%
Merk Asian Currency Fund Institutional Shares*	-0.84%	0.59%	-0.31%
Citigroup 3-Month U.S. T-Bill Index**	0.05%	0.09%	0.26%

*
For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning March 31, 2008.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

6

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2014
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns		Since Inception
Periods Ended March 31, 2014	One Year	(09/09/09)
Merk Absolute Return Currency Fund Investor Shares	5.68%	-0.09%
Merk Absolute Return Currency Fund Institutional Shares*	5.94%	0.13%
Citigroup 3-Month U.S. T-Bill Index**	0.05%	0.08%

*
For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

7

MERK CURRENCY ENHANCED U.S. EQUITY FUND	MARCH 31, 2014
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Currency Enhanced U.S. Equity Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the "S&P 500"), and the secondary benchmark, MSCI EAFE Index (the "MSCI") . The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total return of the indices include reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment, nor are the indices  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Currency Enhanced U.S. Equity Fund Investor Shares vs. S&P 500 Index and MSCI EAFE Index

Average Annual Total Returns		Since Inception
Periods Ended March 31, 2014	One Year	(09/12/11)
Merk Currency Enhanced U.S. Equity Fund Investor Shares	28.40%	23.85%
Merk Currency Enhanced U.S. Equity Fund Institutional Shares	28.67%	24.17%
S&P 500 Index	21.86%	23.23%
MSCI EAFE Index	17.56%	17.59%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus Investor and Institutional Class expense ratios are 1.38% and 1.13%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

8

MERK HARD CURRENCY FUND	MARCH 31, 2014
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) – 55.0%
Non-U.S. Government - Australia - 3.0%
$9,900,000	Australia Government Bond, Series 125	AUD	6.250%	06/15/14	$9,252,602
Non-U.S. Government - Austria - 5.4%
12,000,000	Austria Government Bond (b)	EUR	4.300	07/15/14	16,727,994
Non-U.S. Government - Finland - 3.2%
7,000,000	Finland Government Bond (b)	EUR	3.125	09/15/14	9,772,423
Non-U.S. Government - Netherlands - 4.7%
10,500,000	Netherlands Government Bond (b)	EUR	3.750	07/15/14	14,612,302
Non-U.S. Government - New Zealand - 6.3%
22,000,000	New Zealand Government Bond, Series 415	NZD	6.000	04/15/15	19,607,742
Non-U.S. Government - Singapore - 5.3%
20,550,000	Singapore Government Bond	SGD	3.625	07/01/14	16,471,465
Non-U.S. Government - United Kingdom - 4.8%
8,700,000	United Kingdom Gilt (b)	GBP	5.000	09/07/14	14,795,074
Non-U.S. Government Agency - Germany - 5.0%
11,200,000	KFW EMTN (b)	EUR	0.375	04/03/14	15,429,675
Non-U.S. Government Agency - Sweden - 5.4%
108,000,000	Kommuninvest I Sverige AB, Series 1405	SEK	2.250	05/05/14	16,708,938
Regional Authority - Australia - 2.4%
8,000,000	Western Australian Treasury Corp., Series 14	AUD	5.500	04/23/14	7,430,621
Regional Authority - Canada - 4.7%
16,000,000	Alberta Capital Finance Authority (d)	CAD	1.665	07/02/14	14,497,838
Supranational - Europe - 4.8%
10,500,000	European Investment Bank, EMTN	EUR	4.250	10/15/14	14,785,149

Total Foreign Bonds (Cost $170,688,314)					170,091,823
Foreign Treasury Securities (a)- 23.2%
Non-U.S. Government - Belgium - 4.6%
10,400,000	Belgium Treasury Bill (c)	EUR	0.175	06/19/14	14,321,996
Non-U.S. Government - France - 4.6%
10,400,000	France Treasury Bill BTF (c)	EUR	0.180	06/26/14	14,322,240
Non-U.S. Government - Germany - 4.9%
11,000,000	German Treasury Bill (c)	EUR	0.030	04/16/14	15,153,873
Non-U.S. Government - Sweden - 4.5%
90,000,000	Sweden Treasury Bill, Series 194D (c)	SEK	0.650	06/18/14	13,884,610
Supranational - Europe - 4.6%
10,400,000	European Stability Mechanism Treasury Bill (c)	EUR	0.195	06/05/14	14,323,529

Total Foreign Treasury Securities (Cost $72,286,889)	72,006,248

Shares	Security Description	Currency	Value in USD

Exchange Traded Product - United States - 13.4%
335,800	SPDR Gold Trust (e) (Cost $46,994,621)	USD	41,508,238

Total Investments – 91.6% (Cost $289,969,824)*	$283,606,309
Foreign Currencies – 6.8% (Cost $21,066,018)	21,118,436
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.1%	283,123
Other Assets and Liabilities, Net – 1.5%	4,696,805
NET ASSETS – 100.0%	$309,704,673

EMTN	European Medium Term Note

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contracts and future contract exposures.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $71,337,468 or 23.0% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Variable rate security. Rate presented is as of March 31, 2014.
(e)	Non-income producing security.

See Notes to Financial Statements.	9

*	Cost for federal income tax purposes is $289,839,469 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,951,674
Gross Unrealized Depreciation	(8,184,834)
Net Unrealized Depreciation	$(6,233,160)

At March 31, 2014, Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
25	Gold 100 oz. Future	06/30/14	$3,323,050	$(113,550)

AFA
As of March 31, 2014, Merk Hard Currency Fund had the following forward currency contracts outstanding:

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation
(850,000,000)	Japanese Yen	04/09/14	$(8,319,443)	$83,800
(850,000,000)	Japanese Yen	04/09/14	(8,319,126)	83,482
(500,000,000)	Japanese Yen	04/09/14	(4,893,699)	49,203
(500,000,000)	Japanese Yen	04/09/14	(4,893,747)	49,251
(175,000,000)	Japanese Yen	04/09/14	(1,712,961)	17,387
				$283,123

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$170,091,823	$-	$170,091,823
Foreign Treasury Securities	-	72,006,248	-	72,006,248
Exchange Traded Product	41,508,238	-	-	41,508,238
Total Investments At Value	$41,508,238	$242,098,071	$-	$283,606,309

Other Financial Instruments**
Forward Currency Contracts	$-	$283,123	$-	$283,123
Total Assets	$41,508,238	$242,381,194	$-	$283,889,432
Liabilities
Other Financial Instruments
Futures	$(113,550)	$-	$-	$(113,550)
Total Liabilities	$(113,550)	$-	$-	$(113,550)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	55.0%
Foreign Treasury Securities	23.2%
Exchange Traded Product	13.4%
Foreign Currencies	6.8%
Net Unrealized Gain on Forward Currency Contracts	0.1%
Other Assets and Liabilities, Net	1.5%
100.0%

See Notes to Financial Statements.	10

MERK ASIAN CURRENCY FUND	MARCH 31, 2014
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 9.8%
Supranational - Asia - 4.9%
$1,800,000	Asian Development Bank, MTN	USD	2.750%	05/21/14	$1,806,390

Supranational - Europe - 4.9%
1,800,000	European Investment Bank	USD	1.500	05/15/14	1,802,878

Total Foreign Bonds (Cost $3,609,333)					3,609,268
Foreign Treasury Securities (a) – 32.0%
Central Bank - Malaysia - 9.9%
12,000,000	Bank Negara Malaysia Monetary Notes, Series 514 (b)	MYR	2.815	04/29/14	3,666,477
Central Bank - Singapore - 4.6%
2,150,000	Monetary Authority of Singapore, Series 84 (b)	SGD	0.291	06/06/14	1,708,326
Non-U.S. Government - Singapore - 4.5%
2,100,000	Singapore Treasury Bill, Series 182 (b)	SGD	0.261	06/13/14	1,668,698
Supranational - Global - 13.0%
30,000,000	International Finance Corp., EMTN (b)	CNH	1.050	05/21/14	4,819,810

Total Foreign Treasury Securities (Cost $11,785,701)					11,863,311
U.S. Government & Agency Obligations (a) - 37.9%
U. S. Treasury Bills - 37.9%
7,000,000	U.S. Treasury Bill (c)	USD	0.085	05/08/14	6,999,811
1,000,000	U.S. Treasury Bill (c)	USD	0.060	06/26/14	999,925
6,000,000	U.S. Treasury Bill (c)	USD	0.050	09/25/14	5,998,302
Total U.S. Government & Agency Obligations (Cost $13,997,770)	13,998,038

Time Deposit (a) - 13.4%
10,300,000	Barclays Capital, Inc.	CNH	0.850	05/14/14	1,657,214
10,300,000	Deutsche Bank AG	CNH	1.050	05/14/14	1,657,214
10,300,000	JPMorgan Bank Hong Kong	CNH	1.420	05/14/14	1,657,214
Total Time Deposit (Cost $4,977,649)	4,971,642
Total Investments – 93.1% (Cost $34,370,453)*	$34,442,259
Foreign Currencies – 2.6% (Cost $944,860)	950,810
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.3%	125,894
Other Assets and Liabilities, Net – 4.0%	1,463,325
NET ASSETS – 100.0%	$36,982,288

EMTN	European Medium Term Note
MTN	Medium Term Note

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Rate presented is yield to maturity.

*	Cost for federal income tax purposes is $34,370,453 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$92,684
Gross Unrealized Depreciation	(20,878)
Net Unrealized Appreciation	$71,806

As of March 31, 2014, Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
6,200,000	China Renminbi (Yuan)	04/30/14	$1,006,739	$(10,267)
16,500,000	China Renminbi (Yuan)	04/30/14	2,675,965	(24,063)
259,500,000	Indian Rupee	04/30/14	4,217,112	92,981
(200,000,000)	Japanese Yen	04/30/14	(1,970,135)	32,114
3,400,000,000	South Korean Won	04/30/14	3,170,695	18,649
5,900,000	Malaysian Ringgit	04/30/14	1,793,967	8,936
194,200,000	New Taiwan Dollar	04/30/14	6,375,365	7,544
				$125,894

See Notes to Financial Statements.	11

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$3,609,268	$-	$3,609,268
Foreign Treasury Securities	-	11,863,311	-	11,863,311
U. S. Treasury Bills	-	13,998,038	-	13,998,038
Time Deposits	-	4,971,642	-	4,971,642
Total Investments At Value	$-	$34,442,259	$-	$34,442,259
Other Financial Instruments**
Forward Currency Contracts	-	160,224	-	160,224
Total Assets	$-	$34,602,483	$-	$34,602,483
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(34,330)	-	(34,330)
Total Liabilities	$-	$(34,330)	$-	$(34,330)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at unrealized appreciation (depreciation) at year end.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	9.8%
Foreign Treasury Securities	32.0%
U.S. Treasury Bills	37.9%
Time Deposit	13.4%
Foreign Currencies	2.6%
Net Unrealized Gain on Forward Currency Contracts	0.3%
Other Assets and Liabilities, Net	4.0%
100.0%

See Notes to Financial Statements.	12

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2014
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds (a) - 33.3%
Non-U.S. Government - Australia - 2.1%
800,000	Australia Government Bond, Series 125	AUD	6.250%	06/15/14	$747,685

Non-U.S. Government - Austria - 3.2%
800,000	Austria Government Bond (b)	EUR	4.300	07/15/14	1,115,199
Non-U.S. Government - Finland - 3.9%
975,000	Finland Government Bond (b)	EUR	3.125	09/15/14	1,361,159
Non-U.S. Government - Netherlands - 3.9%
975,000	Netherlands Government Bond (b)	EUR	3.750	07/15/14	1,356,857
Non-U.S. Government - New Zealand - 2.2%
850,000	New Zealand Government Bond, Series 415	NZD	6.000	04/15/15	757,572
Regional Authority - Australia - 5.5%
1,100,000	New South Wales Treasury Corp.	AUD	2.750	07/08/14	1,020,498
1,000,000	Western Australian Treasury Corp., Series 14	AUD	5.500	04/23/14	928,828
					1,949,326
Regional Authority - Canada – 10.6%
1,000,000	Province of British Columbia, Series Q	CAD	7.500	06/09/14	915,586
1,350,000	Province of Manitoba Canada (c)	CAD	1.445	04/17/14	1,222,046
1,700,000	Province of New Brunswick Canada	CAD	4.500	02/04/15	1,582,807
					3,720,439
Supranational - Europe - 1.9%
4,000,000	European Investment Bank (b)	NOK	4.000	05/15/14	669,818
Total Foreign Bonds(Cost $11,761,537)					11,678,055
Foreign Treasury Securities (a) - 43.0%
Non-U.S. Government - Belgium - 3.7%
950,000	Belgium Treasury Bill (d)	EUR	0.175	06/19/14	1,308,259
Non-U.S. Government - Canada - 4.5%
1,750,000	Canadian Treasury Bill (d)	CAD	0.881	06/19/14	1,579,907
Non-U.S. Government - France - 3.8%
950,000	France Treasury Bill BTF (d)	EUR	0.180	06/26/14	1,308,282
Non-U.S. Government - Germany - 3.9%
1,000,000	German Treasury Bill (d)	EUR	0.030	04/16/14	1,377,625
Non-U.S. Government - Norway - 3.4%
7,200,000	Norway Treasury Bill, Series 23 (d)	NOK	1.163	06/18/14	1,199,111
Non-U.S. Government - Sweden - 20.2%
46,000,000	Sweden Treasury Bill, Series 194D (d)	SEK	0.650	06/18/14	7,096,578
Supranational - Europe - 3.5%
875,000	European Stability Mechanism Treasury Bill (d)	EUR	0.195	06/05/14	1,205,105
Total Foreign Treasury Securities (Cost $15,247,083)					15,074,867
U.S. Government & Agency Obligations (a) - 20.5%
U.S. Treasury Bills - 20.5%
5,000,000	U.S. Treasury Bill (e)	USD	0.085	05/08/14	4,999,865
1,000,000	U.S. Treasury Bill (e)	USD	0.080	06/26/14	999,925
1,200,000	U.S. Treasury Bill (e)	USD	0.050	09/25/14	1,199,660
Total U.S. Government & Agency Obligations (Cost $7,199,077)	7,199,450
Total Investments – 96.8% (Cost $34,207,697)*	$33,952,372
Foreign Currencies – 4.9% (Cost $1,703,121)	1,705,727
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.4%	157,670
Other Assets and Liabilities, Net – (2.1)%	(722,984)
NET ASSETS – 100.0%	$35,092,785

See Notes to Financial Statements.	13

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $4,503,133 or 12.8% of net assets.
(c)	Variable rate security. Rate presented is as of March 31, 2014.
(d)	Zero coupon bond. Interest rate presented is yield to maturity.
(e)	Rate presented is yield to maturity.

*	Cost for federal income tax purposes is $34,207,697 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$93,720
Gross Unrealized Depreciation	(349,045)
Net Unrealized Depreciation	$(255,325)

As of March 31, 2014, Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(10,452,000)	Australian Dollar	04/16/14	$(9,368,566)	$(314,029)
(4,215,000)	Australian Dollar	04/16/14	(3,801,112)	(103,608)
(3,615,000)	Australian Dollar	04/16/14	(3,334,910)	(13,979)
(2,965,000)	Australian Dollar	04/16/14	(2,687,301)	(59,436)
(2,385,000)	Australian Dollar	04/16/14	(2,131,892)	(77,541)
(1,815,000)	Australian Dollar	04/16/14	(1,647,209)	(34,183)
(210,000)	Australian Dollar	04/16/14	(187,869)	(6,672)
65,000	Australian Dollar	04/16/14	58,270	1,945
100,000	Australian Dollar	04/16/14	90,672	1,967
225,000	Australian Dollar	04/16/14	207,547	890
700,000	Australian Dollar	04/16/14	636,672	11,799
885,000	Australian Dollar	04/16/14	816,002	3,850
1,105,000	Australian Dollar	04/16/14	1,006,601	17,057
1,200,000	Australian Dollar	04/16/14	1,080,911	30,753
1,700,000	Australian Dollar	04/16/14	1,539,386	35,472
2,825,000	Australian Dollar	04/16/14	2,611,922	5,121
3,195,000	Australian Dollar	04/16/14	2,874,251	85,555
3,715,000	Australian Dollar	04/16/14	3,375,003	66,524
3,810,000	Australian Dollar	04/16/14	3,518,325	11,208
10,900,000	Australian Dollar	04/16/14	9,956,845	140,772
(11,202,000)	Canadian Dollars	04/16/14	(10,082,019)	(47,191)
(7,035,000)	Canadian Dollars	04/16/14	(6,283,247)	(78,027)
(6,730,000)	Canadian Dollars	04/16/14	(5,968,058)	(117,425)
(3,940,000)	Canadian Dollars	04/16/14	(3,575,220)	12,545
(3,900,000)	Canadian Dollars	04/16/14	(3,525,835)	(671)
(2,995,000)	Canadian Dollars	04/16/14	(2,703,496)	(4,680)
(2,630,000)	Canadian Dollars	04/16/14	(2,372,297)	(5,834)
(2,480,000)	Canadian Dollars	04/16/14	(2,241,342)	(1,154)
(2,460,000)	Canadian Dollars	04/16/14	(2,216,857)	(7,554)
(1,870,000)	Canadian Dollars	04/16/14	(1,691,242)	328
(1,575,000)	Canadian Dollars	04/16/14	(1,421,992)	(2,174)
(610,000)	Canadian Dollars	04/16/14	(552,867)	1,286
(570,000)	Canadian Dollars	04/16/14	(516,077)	664
(150,000)	Canadian Dollars	04/16/14	(134,944)	(691)
1,160,000	Canadian Dollars	04/16/14	1,038,505	10,404
1,705,000	Canadian Dollars	04/16/14	1,524,557	17,159
1,845,000	Canadian Dollars	04/16/14	1,644,442	23,866
2,145,000	Canadian Dollars	04/16/14	1,924,455	15,123
2,480,000	Canadian Dollars	04/16/14	2,225,299	17,197
2,600,000	Canadian Dollars	04/16/14	2,311,853	39,151
3,495,000	Canadian Dollars	04/16/14	3,156,914	3,378
3,760,000	Canadian Dollars	04/16/14	3,356,555	43,358
7,095,000	Canadian Dollars	04/16/14	6,325,046	90,482
9,755,000	Canadian Dollars	04/16/14	8,797,014	23,772
(8,475,000)	Swiss Franc	04/16/14	(9,700,592)	112,816
(6,980,000)	Swiss Franc	04/16/14	(7,892,089)	(4,393)
(3,300,000)	Swiss Franc	04/16/14	(3,734,345)	1,052
(1,095,000)	Swiss Franc	04/16/14	(1,253,288)	14,513
(1,000,000)	Swiss Franc	04/16/14	(1,142,770)	11,469
(610,000)	Swiss Franc	04/16/14	(688,269)	(1,825)
(335,000)	Swiss Franc	04/16/14	(378,893)	(93)
(165,000)	Swiss Franc	04/16/14	(188,083)	1,419
(160,000)	Swiss Franc	04/16/14	(183,726)	2,718
(50,000)	Swiss Franc	04/16/14	(56,689)	124
85,000	Swiss Franc	04/16/14	97,379	(1,218)
1,475,000	Swiss Franc	04/16/14	1,671,259	(2,590)
1,580,000	Swiss Franc	04/16/14	1,783,135	4,321
2,620,000	Swiss Franc	04/16/14	3,001,758	(37,749)
4,195,000	Swiss Franc	04/16/14	4,793,086	(47,278)
4,470,000	Swiss Franc	04/16/14	5,052,754	4,161
(4,715,000)	Euro	04/16/14	(6,566,491)	71,074
(4,625,000)	Euro	04/16/14	(6,439,688)	68,256
(3,870,000)	Euro	04/16/14	(5,335,720)	4,381
(1,600,000)	Euro	04/16/14	(2,231,597)	27,426
(1,260,000)	Euro	04/16/14	(1,731,370)	(4,415)
(755,000)	Euro	04/16/14	(1,038,922)	(1,171)
(610,000)	Euro	04/16/14	(839,821)	(520)
(140,000)	Euro	04/16/14	(192,938)	73
(50,000)	Euro	04/16/14	(69,535)	655
45,000	Euro	04/16/14	62,028	(36)
60,000	Euro	04/16/14	83,481	(824)
160,000	Euro	04/16/14	222,150	(1,733)
210,000	Euro	04/16/14	291,225	(1,927)
500,000	Euro	04/16/14	688,203	601
735,000	Euro	04/16/14	1,013,295	(754)
1,200,000	Euro	04/16/14	1,668,067	(14,939)
1,235,000	Euro	04/16/14	1,706,661	(5,317)
1,640,000	Euro	04/16/14	2,260,653	(1,378)
1,785,000	Euro	04/16/14	2,462,297	(3,268)
2,455,000	Euro	04/16/14	3,418,421	(36,395)
2,520,000	Euro	04/16/14	3,489,109	(17,539)
3,355,000	Euro	04/16/14	4,670,871	(49,000)
3,991,000	Euro	04/16/14	5,551,724	(53,695)
(3,080,000)	Pounds Sterling	04/16/14	(5,114,626)	(19,589)
(1,735,000)	Pounds Sterling	04/16/14	(2,883,232)	(8,932)
(1,480,000)	Pounds Sterling	04/16/14	(2,461,549)	(5,541)
(1,090,000)	Pounds Sterling	04/16/14	(1,810,422)	(6,556)
(955,000)	Pounds Sterling	04/16/14	(1,583,468)	(8,472)
(735,000)	Pounds Sterling	04/16/14	(1,211,872)	(13,339)
(590,000)	Pounds Sterling	04/16/14	(973,400)	(10,102)
(260,000)	Pounds Sterling	04/16/14	(432,308)	(1,100)
195,000	Pounds Sterling	04/16/14	325,067	(11)
220,000	Pounds Sterling	04/16/14	363,929	2,801
290,000	Pounds Sterling	04/16/14	481,065	2,352
420,000	Pounds Sterling	04/16/14	698,673	1,447
605,000	Pounds Sterling	04/16/14	997,647	10,860
925,000	Pounds Sterling	04/16/14	1,525,538	16,394
965,000	Pounds Sterling	04/16/14	1,603,700	4,910

See Notes to Financial Statements.	14

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
1,025,000	Pounds Sterling	04/16/14	$1,700,139	$8,488
1,295,000	Pounds Sterling	04/16/14	2,137,496	21,208
1,695,000	Pounds Sterling	04/16/14	2,818,761	6,724
3,570,000	Pounds Sterling	04/16/14	5,933,883	17,140
4,175,000	Pounds Sterling	04/16/14	6,967,315	(7,786)
(667,350,000)	Japanese Yen	04/16/14	(6,566,803)	100,606
(341,550,000)	Japanese Yen	04/16/14	(3,366,438)	57,036
(339,400,000)	Japanese Yen	04/16/14	(3,314,304)	25,734
(233,050,000)	Japanese Yen	04/16/14	(2,297,829)	39,723
(227,450,000)	Japanese Yen	04/16/14	(2,201,264)	(2,582)
(208,050,000)	Japanese Yen	04/16/14	(2,025,791)	9,920
(202,450,000)	Japanese Yen	04/16/14	(1,990,068)	28,456
(168,950,000)	Japanese Yen	04/16/14	(1,664,425)	27,408
(69,700,000)	Japanese Yen	04/16/14	(682,403)	7,055
(39,050,000)	Japanese Yen	04/16/14	(383,018)	4,648
66,400,000	Japanese Yen	04/16/14	646,470	(3,097)
97,050,000	Japanese Yen	04/16/14	948,504	(8,152)
141,650,000	Japanese Yen	04/16/14	1,379,397	(6,899)
143,950,000	Japanese Yen	04/16/14	1,405,216	(10,432)
332,050,000	Japanese Yen	04/16/14	3,270,243	(52,890)
631,350,000	Japanese Yen	04/16/14	6,204,755	(87,376)
(23,320,000)	Norwegian Krone	04/16/14	(3,914,375)	22,194
(23,110,000)	Norwegian Krone	04/16/14	(3,813,198)	(43,934)
(5,390,000)	Norwegian Krone	04/16/14	(906,080)	6,472
(5,260,000)	Norwegian Krone	04/16/14	(869,322)	(8,589)
(5,170,000)	Norwegian Krone	04/16/14	(860,925)	(1,965)
(4,800,000)	Norwegian Krone	04/16/14	(809,264)	8,129
(1,820,000)	Norwegian Krone	04/16/14	(299,497)	(4,266)
(1,030,000)	Norwegian Krone	04/16/14	(170,267)	(1,643)
390,000	Norwegian Krone	04/16/14	65,402	(310)
2,920,000	Norwegian Krone	04/16/14	482,636	4,721
2,920,000	Norwegian Krone	04/16/14	486,971	386
3,570,000	Norwegian Krone	04/16/14	598,934	(3,089)
3,610,000	Norwegian Krone	04/16/14	603,109	(589)
3,900,000	Norwegian Krone	04/16/14	652,004	(1,082)
6,820,000	Norwegian Krone	04/16/14	1,140,785	(2,506)
9,200,000	Norwegian Krone	04/16/14	1,534,099	1,410
11,035,000	Norwegian Krone	04/16/14	1,852,280	(10,504)
(3,605,000)	New Zealand Dollar	04/16/14	(3,098,386)	(26,118)
(3,535,000)	New Zealand Dollar	04/16/14	(3,038,941)	(24,893)
(2,660,000)	New Zealand Dollar	04/16/14	(2,245,702)	(59,757)
(2,565,000)	New Zealand Dollar	04/16/14	(2,204,535)	(18,586)
(1,930,000)	New Zealand Dollar	04/16/14	(1,645,402)	(27,356)
(1,915,000)	New Zealand Dollar	04/16/14	(1,632,289)	(27,469)
(1,905,000)	New Zealand Dollar	04/16/14	(1,621,366)	(29,724)
(1,250,000)	New Zealand Dollar	04/16/14	(1,079,654)	(3,739)
(425,000)	New Zealand Dollar	04/16/14	(368,202)	(151)
(345,000)	New Zealand Dollar	04/16/14	(293,923)	(5,093)
115,000	New Zealand Dollar	04/16/14	97,093	2,579
340,000	New Zealand Dollar	04/16/14	292,796	1,886
815,000	New Zealand Dollar	04/16/14	700,318	6,054
1,215,000	New Zealand Dollar	04/16/14	1,036,662	16,395
1,930,000	New Zealand Dollar	04/16/14	1,644,889	27,869
1,950,000	New Zealand Dollar	04/16/14	1,657,888	32,204
1,990,000	New Zealand Dollar	04/16/14	1,724,317	444
2,335,000	New Zealand Dollar	04/16/14	2,002,080	21,697
2,825,000	New Zealand Dollar	04/16/14	2,411,273	37,194
5,010,000	New Zealand Dollar	04/16/14	4,243,089	99,147
5,035,000	New Zealand Dollar	04/16/14	4,302,327	61,578
(43,660,000)	Swedish Krona	04/16/14	(6,784,634)	40,653
(23,600,000)	Swedish Krona	04/16/14	(3,672,322)	26,927
(17,360,000)	Swedish Krona	04/16/14	(2,739,042)	57,514
(11,620,000)	Swedish Krona	04/16/14	(1,830,279)	35,385
(10,830,000)	Swedish Krona	04/16/14	(1,705,203)	32,337
(9,540,000)	Swedish Krona	04/16/14	(1,471,743)	(1,862)
(8,240,000)	Swedish Krona	04/16/14	(1,275,056)	2,257
(7,480,000)	Swedish Krona	04/16/14	(1,174,535)	19,130
(7,020,000)	Swedish Krona	04/16/14	(1,081,140)	(3,211)
(6,910,000)	Swedish Krona	04/16/14	(1,066,710)	(650)
(4,490,000)	Swedish Krona	04/16/14	(706,477)	12,925
(4,240,000)	Swedish Krona	04/16/14	(659,379)	4,443
(3,540,000)	Swedish Krona	04/16/14	(557,564)	10,755
(3,050,000)	Swedish Krona	04/16/14	(479,091)	7,970
(1,140,000)	Swedish Krona	04/16/14	(176,436)	345
(330,000)	Swedish Krona	04/16/14	(51,809)	835
700,000	Swedish Krona	04/16/14	109,779	(1,653)
6,035,000	Swedish Krona	04/16/14	946,558	(14,356)
7,940,000	Swedish Krona	04/16/14	1,236,152	(9,692)
8,010,000	Swedish Krona	04/16/14	1,247,286	(10,014)
8,570,000	Swedish Krona	04/16/14	1,337,077	(13,304)
8,810,000	Swedish Krona	04/16/14	1,378,494	(17,649)
9,150,000	Swedish Krona	04/16/14	1,440,377	(27,014)
11,070,000	Swedish Krona	04/16/14	1,720,010	(10,072)
22,770,000	Swedish Krona	04/16/14	3,505,889	11,299
(4,275,000)	Singapore Dollar	04/16/14	(3,356,411)	(42,139)
(4,075,000)	Singapore Dollar	04/16/14	(3,216,129)	(23,424)
(3,590,000)	Singapore Dollar	04/16/14	(2,811,618)	(42,369)
(3,490,000)	Singapore Dollar	04/16/14	(2,760,065)	(14,424)
(3,320,000)	Singapore Dollar	04/16/14	(2,625,145)	(14,197)
(2,285,000)	Singapore Dollar	04/16/14	(1,794,135)	(22,399)
(2,125,000)	Singapore Dollar	04/16/14	(1,675,746)	(13,591)
(1,385,000)	Singapore Dollar	04/16/14	(1,092,152)	(8,898)
(675,000)	Singapore Dollar	04/16/14	(533,931)	(2,681)
(85,000)	Singapore Dollar	04/16/14	(67,055)	(518)
(75,000)	Singapore Dollar	04/16/14	(59,203)	(420)
3,160,000	Singapore Dollar	04/16/14	2,489,649	22,495
3,370,000	Singapore Dollar	04/16/14	2,676,298	2,793
4,410,000	Singapore Dollar	04/16/14	3,486,681	19,191
4,780,000	Singapore Dollar	04/16/14	3,779,379	20,637
5,045,000	Singapore Dollar	04/16/14	3,983,888	26,799
7,985,000	Singapore Dollar	04/16/14	6,313,246	34,688
				$157,670

See Notes to Financial Statements.	15

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	-	11,678,055	-	11,678,055
Foreign Treasury Securities	-	15,074,867	-	15,074,867
U.S. Treasury Bills	-	7,199,450	-	7,199,450
Total Investments At Value	$-	$33,952,372	$-	$33,952,372
Other Financial Instruments**
Forward Currency Contracts	-	2,169,331	-	2,169,331
Total Assets	$-	$36,121,703	$-	$36,121,703
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(2,011,661)	-	(2,011,661)
Total Liabilities	$-	$(2,011,661)	$-	$(2,011,661)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	33.3%
Foreign Treasury Securities	43.0%
U.S. Treasury Bills	20.5%
Foreign Currencies	4.9%
Net Unrealized Gain on Forward Currency Contracts	0.4%
Other Assets and Liabilities, Net	(2.1)%
100.0%
AFA

See Notes to Financial Statements.	16

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2014
SCHEDULE OF INVESTMENTS

Shares	Security Description	Currency	Value in USD

Exchange Traded Product - 93.3%
21,200	SPDR S&P 500 ETF Trust (Cost $2,892,083)	USD	$3,965,248

Total Investments – 93.3% (Cost $2,892,083)*	$3,965,248
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.2%	7,718
Other Assets and Liabilities, Net – 6.5%	278,760
NET ASSETS – 100.0%	$4,251,726

ETF	Exchange Traded Fund

*	Cost for federal income tax purposes is $2,903,467and net Unrealized Appreciation consists of:

Gross Unrealized Appreciation	$1,061,781
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$1,061,781

AFA
At March 31, 2014, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
2	S&P 500 Emini Future	06/20/14	$184,900	$1,550

AFA
As of March 31, 2014, Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(940,000)	Australian Dollar	04/16/14	$(842,561)	$(28,242)
(495,000)	Australian Dollar	04/16/14	(446,394)	(12,168)
(425,000)	Australian Dollar	04/16/14	(392,071)	(1,643)
(355,000)	Australian Dollar	04/16/14	(321,751)	(7,116)
(280,000)	Australian Dollar	04/16/14	(250,285)	(9,103)
(220,000)	Australian Dollar	04/16/14	(199,662)	(4,143)
(15,000)	Australian Dollar	04/16/14	(13,419)	(477)
5,000	Australian Dollar	04/16/14	4,482	150
10,000	Australian Dollar	04/16/14	9,224	40
15,000	Australian Dollar	04/16/14	13,601	295
75,000	Australian Dollar	04/16/14	68,215	1,264
115,000	Australian Dollar	04/16/14	106,034	500
135,000	Australian Dollar	04/16/14	122,978	2,084
145,000	Australian Dollar	04/16/14	130,610	3,716
205,000	Australian Dollar	04/16/14	185,632	4,277
335,000	Australian Dollar	04/16/14	309,732	607
390,000	Australian Dollar	04/16/14	350,848	10,443
445,000	Australian Dollar	04/16/14	404,274	7,969
450,000	Australian Dollar	04/16/14	415,550	1,324
1,330,000	Australian Dollar	04/16/14	1,214,918	17,177
(900,000)	Canadian Dollars	04/16/14	(810,018)	(3,791)
(855,000)	Canadian Dollars	04/16/14	(763,636)	(9,483)
(825,000)	Canadian Dollars	04/16/14	(731,597)	(14,395)
(475,000)	Canadian Dollars	04/16/14	(431,023)	1,512
(470,000)	Canadian Dollars	04/16/14	(424,908)	(81)
(355,000)	Canadian Dollars	04/16/14	(320,448)	(555)
(320,000)	Canadian Dollars	04/16/14	(288,645)	(710)
(310,000)	Canadian Dollars	04/16/14	(279,360)	(952)
(300,000)	Canadian Dollars	04/16/14	(271,130)	(140)
(195,000)	Canadian Dollars	04/16/14	(176,056)	(269)
(75,000)	Canadian Dollars	04/16/14	(67,975)	158
(65,000)	Canadian Dollars	04/16/14	(58,851)	76
(5,000)	Canadian Dollars	04/16/14	(4,498)	(23)
145,000	Canadian Dollars	04/16/14	129,813	1,301
210,000	Canadian Dollars	04/16/14	187,775	2,113
225,000	Canadian Dollars	04/16/14	200,542	2,911
275,000	Canadian Dollars	04/16/14	246,725	1,939
300,000	Canadian Dollars	04/16/14	269,189	2,080
315,000	Canadian Dollars	04/16/14	280,090	4,743
430,000	Canadian Dollars	04/16/14	388,404	416
460,000	Canadian Dollars	04/16/14	410,642	5,304
865,000	Canadian Dollars	04/16/14	771,130	11,031
1,185,000	Canadian Dollars	04/16/14	1,068,628	2,888
(1,068,000)	Swiss Franc	04/16/14	(1,222,446)	14,217
(855,000)	Swiss Franc	04/16/14	(966,724)	(538)
(405,000)	Swiss Franc	04/16/14	(458,306)	129
(130,000)	Swiss Franc	04/16/14	(148,792)	1,723
(125,000)	Swiss Franc	04/16/14	(142,846)	1,434
(65,000)	Swiss Franc	04/16/14	(73,340)	(194)
(20,000)	Swiss Franc	04/16/14	(22,620)	(6)
(15,000)	Swiss Franc	04/16/14	(17,224)	255
(10,000)	Swiss Franc	04/16/14	(11,338)	25
(5,000)	Swiss Franc	04/16/14	(5,699)	43
15,000	Swiss Franc	04/16/14	17,184	(215)
180,000	Swiss Franc	04/16/14	203,950	(316)
190,000	Swiss Franc	04/16/14	214,428	520
315,000	Swiss Franc	04/16/14	360,898	(4,538)
530,000	Swiss Franc	04/16/14	605,563	(5,973)
550,000	Swiss Franc	04/16/14	621,704	512
(590,000)	Euro	04/16/14	(821,682)	8,894
(560,000)	Euro	04/16/14	(779,724)	8,264
(470,000)	Euro	04/16/14	(648,007)	532
(200,000)	Euro	04/16/14	(278,950)	3,428
(150,000)	Euro	04/16/14	(206,115)	(526)
(95,000)	Euro	04/16/14	(130,725)	(147)
(80,000)	Euro	04/16/14	(110,140)	(68)

See Notes to Financial Statements.	17

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(25,000)	Euro	04/16/14	$(34,453)	$13
(5,000)	Euro	04/16/14	(6,954)	65
5,000	Euro	04/16/14	6,934	(46)
5,000	Euro	04/16/14	6,942	(54)
10,000	Euro	04/16/14	13,913	(137)
15,000	Euro	04/16/14	20,676	(12)
60,000	Euro	04/16/14	82,584	72
95,000	Euro	04/16/14	130,970	(97)
150,000	Euro	04/16/14	208,508	(1,867)
155,000	Euro	04/16/14	214,196	(667)
185,000	Euro	04/16/14	255,196	(339)
205,000	Euro	04/16/14	282,582	(172)
300,000	Euro	04/16/14	417,730	(4,447)
310,000	Euro	04/16/14	429,216	(2,158)
400,000	Euro	04/16/14	556,885	(5,842)
1,339,000	Euro	04/16/14	1,862,631	(18,015)
(380,000)	Pounds Sterling	04/16/14	(631,025)	(2,417)
(210,000)	Pounds Sterling	04/16/14	(348,979)	(1,081)
(185,000)	Pounds Sterling	04/16/14	(307,694)	(693)
(135,000)	Pounds Sterling	04/16/14	(224,227)	(812)
(120,000)	Pounds Sterling	04/16/14	(198,970)	(1,065)
(85,000)	Pounds Sterling	04/16/14	(140,148)	(1,543)
(70,000)	Pounds Sterling	04/16/14	(115,488)	(1,199)
(30,000)	Pounds Sterling	04/16/14	(49,882)	(127)
15,000	Pounds Sterling	04/16/14	24,883	122
30,000	Pounds Sterling	04/16/14	50,010	(2)
35,000	Pounds Sterling	04/16/14	57,898	446
55,000	Pounds Sterling	04/16/14	91,493	189
75,000	Pounds Sterling	04/16/14	123,675	1,346
110,000	Pounds Sterling	04/16/14	181,415	1,950
122,000	Pounds Sterling	04/16/14	202,748	621
130,000	Pounds Sterling	04/16/14	215,627	1,077
155,000	Pounds Sterling	04/16/14	255,839	2,538
205,000	Pounds Sterling	04/16/14	340,912	813
430,000	Pounds Sterling	04/16/14	714,725	2,064
510,000	Pounds Sterling	04/16/14	851,097	(951)
(82,000,000)	Japanese Yen	04/16/14	(806,890)	12,362
(41,800,000)	Japanese Yen	04/16/14	(411,996)	6,980
(41,400,000)	Japanese Yen	04/16/14	(404,279)	3,139
(28,300,000)	Japanese Yen	04/16/14	(279,033)	4,824
(27,700,000)	Japanese Yen	04/16/14	(268,081)	(314)
(25,550,000)	Japanese Yen	04/16/14	(248,781)	1,218
(24,400,000)	Japanese Yen	04/16/14	(239,850)	3,430
(19,100,000)	Japanese Yen	04/16/14	(188,165)	3,098
(7,550,000)	Japanese Yen	04/16/14	(73,919)	764
(3,100,000)	Japanese Yen	04/16/14	(30,406)	369
8,400,000	Japanese Yen	04/16/14	81,782	(392)
11,900,000	Japanese Yen	04/16/14	116,303	(1,000)
17,150,000	Japanese Yen	04/16/14	167,008	(835)
17,400,000	Japanese Yen	04/16/14	169,856	(1,261)
40,100,000	Japanese Yen	04/16/14	394,931	(6,387)
76,400,000	Japanese Yen	04/16/14	750,841	(10,573)
(2,820,000)	Norwegian Krone	04/16/14	(465,306)	(5,361)
(2,810,000)	Norwegian Krone	04/16/14	(471,672)	2,674
(710,000)	Norwegian Krone	04/16/14	(119,354)	852
(660,000)	Norwegian Krone	04/16/14	(109,078)	(1,078)
(590,000)	Norwegian Krone	04/16/14	(98,249)	(224)
(590,000)	Norwegian Krone	04/16/14	(99,472)	999
(220,000)	Norwegian Krone	04/16/14	(36,203)	(516)
(70,000)	Norwegian Krone	04/16/14	(11,572)	(112)
10,000	Norwegian Krone	04/16/14	1,677	(8)
350,000	Norwegian Krone	04/16/14	58,370	46
360,000	Norwegian Krone	04/16/14	59,503	582
440,000	Norwegian Krone	04/16/14	73,509	(72)
440,000	Norwegian Krone	04/16/14	73,818	(381)
470,000	Norwegian Krone	04/16/14	78,575	(130)
810,000	Norwegian Krone	04/16/14	135,489	(298)
1,080,000	Norwegian Krone	04/16/14	180,090	166
2,815,000	Norwegian Krone	04/16/14	472,512	(2,679)
(430,000)	New Zealand Dollar	04/16/14	(369,659)	(3,028)
(425,000)	New Zealand Dollar	04/16/14	(365,274)	(3,079)
(335,000)	New Zealand Dollar	04/16/14	(282,823)	(7,526)
(310,000)	New Zealand Dollar	04/16/14	(266,435)	(2,246)
(235,000)	New Zealand Dollar	04/16/14	(200,011)	(3,667)
(235,000)	New Zealand Dollar	04/16/14	(200,347)	(3,331)
(230,000)	New Zealand Dollar	04/16/14	(196,045)	(3,299)
(145,000)	New Zealand Dollar	04/16/14	(125,240)	(434)
(50,000)	New Zealand Dollar	04/16/14	(43,318)	(18)
(45,000)	New Zealand Dollar	04/16/14	(38,338)	(664)
5,000	New Zealand Dollar	04/16/14	4,221	112
40,000	New Zealand Dollar	04/16/14	34,447	222
85,000	New Zealand Dollar	04/16/14	73,039	631
145,000	New Zealand Dollar	04/16/14	123,717	1,957
235,000	New Zealand Dollar	04/16/14	203,625	52
240,000	New Zealand Dollar	04/16/14	204,048	3,964
240,000	New Zealand Dollar	04/16/14	204,546	3,466
285,000	New Zealand Dollar	04/16/14	244,365	2,648
335,000	New Zealand Dollar	04/16/14	285,939	4,411
605,000	New Zealand Dollar	04/16/14	516,963	7,399
750,000	New Zealand Dollar	04/16/14	635,193	14,842
(5,320,000)	Swedish Krona	04/16/14	(826,712)	4,954
(2,870,000)	Swedish Krona	04/16/14	(446,592)	3,275
(2,100,000)	Swedish Krona	04/16/14	(331,336)	6,957
(1,390,000)	Swedish Krona	04/16/14	(218,940)	4,233
(1,130,000)	Swedish Krona	04/16/14	(174,326)	(221)
(1,040,000)	Swedish Krona	04/16/14	(160,929)	285
(1,000,000)	Swedish Krona	04/16/14	(157,023)	2,557
(820,000)	Swedish Krona	04/16/14	(126,287)	(375)
(790,000)	Swedish Krona	04/16/14	(121,954)	(74)
(540,000)	Swedish Krona	04/16/14	(84,966)	1,554
(530,000)	Swedish Krona	04/16/14	(82,422)	555
(440,000)	Swedish Krona	04/16/14	(69,302)	1,337
(380,000)	Swedish Krona	04/16/14	(59,690)	993
(40,000)	Swedish Krona	04/16/14	(6,191)	12
(20,000)	Swedish Krona	04/16/14	(3,140)	51
20,000	Swedish Krona	04/16/14	3,137	(47)
970,000	Swedish Krona	04/16/14	151,016	(1,184)
970,000	Swedish Krona	04/16/14	151,045	(1,213)
1,020,000	Swedish Krona	04/16/14	159,599	(2,043)
1,050,000	Swedish Krona	04/16/14	163,819	(1,630)
1,110,000	Swedish Krona	04/16/14	174,734	(3,277)
1,360,000	Swedish Krona	04/16/14	211,311	(1,237)
2,670,000	Swedish Krona	04/16/14	411,099	1,325
5,170,000	Swedish Krona	04/16/14	810,887	(12,298)
(520,000)	Singapore Dollar	04/16/14	(408,265)	(5,126)
(515,000)	Singapore Dollar	04/16/14	(406,456)	(2,960)
(440,000)	Singapore Dollar	04/16/14	(344,599)	(5,193)
(420,000)	Singapore Dollar	04/16/14	(332,157)	(1,736)
(395,000)	Singapore Dollar	04/16/14	(312,329)	(1,689)
(275,000)	Singapore Dollar	04/16/14	(215,924)	(2,696)
(255,000)	Singapore Dollar	04/16/14	(201,090)	(1,631)
(170,000)	Singapore Dollar	04/16/14	(134,055)	(1,092)
(85,000)	Singapore Dollar	04/16/14	(67,236)	(338)
(5,000)	Singapore Dollar	04/16/14	(3,947)	(28)
385,000	Singapore Dollar	04/16/14	303,328	2,741

See Notes to Financial Statements.	18

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
405,000	Singapore Dollar	04/16/14	$321,632	$336
545,000	Singapore Dollar	04/16/14	430,894	2,372
570,000	Singapore Dollar	04/16/14	450,679	2,461
615,000	Singapore Dollar	04/16/14	485,647	3,267
965,000	Singapore Dollar	04/16/14	762,966	4,192
				$7,718

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Exchange Traded Product	$3,965,248	$-	$-	$3,965,248
Total Investments At Value	$3,965,248	$-	$-	$3,965,248
Other Financial Instruments**
Forward Currency Contracts	-	262,274	-	262,274
Futures	1,550	-	-	1,550
Total Assets	$3,966,798	$262,274	$-	$4,229,072
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(254,556)	$-	$(254,556)
Total Liabilities	$-	$(254,556)	$-	$(254,556)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Exchange Traded Product	93.3%
Net Unrealized Gain on Forward Currency Contracts	0.2%
Other Assets and Liabilities, Net	6.5%
100.0%

See Notes to Financial Statements.	19

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2014

		MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
ASSETS
Total investments, at value (Cost $289,969,824, $34,370,453, $34,207,697 and $2,892,083, respectively)		$283,606,309	$34,442,259	$33,952,372	$3,965,248
	Deposits with brokers	187,252	-	-	4,850
	Cash	2,572,380	7,477,341	1,813,184	339,803
	Foreign Currencies (Cost $21,066,018, $944,860, $1,703,121 and $0, respectively)	21,118,436	950,810	1,705,727	-
	Receivables:
	Fund shares sold	217,222	-	71,809	6,073
	Dividends and interest	3,108,976	29,585	210,977	17,072
Adviser	From investment adviser	-	-	-	5,230
	Variation margin	-	-	-	670
	Unrealized gain on forward currency contracts	283,123	160,224	2,169,331	262,274
Total Assets		311,093,698	43,060,219	39,923,400	4,601,220

LIABILITIES
	Payables:
	Investment securities purchased	-	5,998,525	2,793,298	93,470
	Fund shares redeemed	1,047,584	20,213	41	-
	Variation margin	26,250	-	-	-
	Other payables	88	-	-	-
	Accrued Liabilities:
Adviser	Investment adviser fees	246,875	17,860	19,427	-
	Distribution fees	54,739	5,409	4,789	332
	Other expenses	13,489	1,594	1,399	1,136
	Unrealized loss on forward currency contracts	-	34,330	2,011,661	254,556
Total Liabilities		1,389,025	6,077,931	4,830,615	349,494

NET ASSETS		$309,704,673	$36,982,288	$35,092,785	$4,251,726

COMPONENTS OF NET ASSETS
	Paid-in capital	$315,884,588	$37,505,098	$34,655,072	$3,095,534
	Accumulated net investment income (loss)	1,812,581	(726,459)	527,131	69,147
	Accumulated net realized gain (loss)	(1,887,545)	-	(50)	4,612
	Net unrealized appreciation (depreciation)	(6,104,951)	203,649	(89,368)	1,082,433
NET ASSETS		$309,704,673	$36,982,288	$35,092,785	$4,251,726

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
	Investor Shares	21,882,110	2,648,936	2,414,935	109,412
	Institutional Shares	4,840,666	1,264,250	1,260,517	157,630

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
	Investor Shares (based on net assets of $253,431,774, $24,982,466, $23,015,800 and $1,737,032, respectively)	$11.58	$9.43	$9.53	$15.88
	Institutional Shares (based on net assets of $56,272,899, $11,999,822, $12,076,985 and $2,514,694, respectively)	$11.62 *	$9.49	$9.58	$15.95

*Net Asst Value does not recalculate due to rounding.

See Notes to Financial Statements.	20

STATEMENTS OF OPERATIONS	YEAR ENDEDMARCH 31, 2014

	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTMENT INCOME
Dividend income	$-	$-	$-	$68,636
Interest income (Net of foreign withholding taxes of $86,460, $0, $0 and $0, respectively)	2,090,787	403,393	201,918	24
Total Investment Income	2,090,787	403,393	201,918	68,660
Adviser
EXPENSES
Investment adviser fees	3,898,989	451,598	261,249	24,636
Non 12b-1 shareholder servicing fees:
Investor Shares	161,357	15,286	8,104	-
Institutional Shares	33,597	7,295	4,957	-
Distribution fees:
Investor Shares	806,762	76,428	40,524	2,949
Operating expenses	-	-	-	11,291
Total Expenses	4,900,705	550,607	314,834	38,876

NET INVESTMENT INCOME (LOSS)	(2,809,918)	(147,214)	(112,916)	29,784

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,424,692	(600,363)	(426,451)	(3,157)
Foreign currency transactions	5,328,170	(54,319)	1,435,159	170,408
Futures	(446,822)	-	-	15,415
Net realized gain (loss)	8,306,040	(654,682)	1,008,708	182,666
Net change in unrealized appreciation (depreciation) on:
Investments	(7,845,809)	112,940	(18,152)	560,634
Foreign currency translations	270,403	242,340	446,422	54,866
Futures	(106,200)	-	-	917
Net change in unrealized appreciation (depreciation)	(7,681,606)	355,280	428,270	616,417
NET REALIZED AND UNREALIZED GAIN (LOSS)	624,434	(299,402)	1,436,978	799,083
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,185,484)	$(446,616)	$1,324,062	$828,867

See Notes to Financial Statements.	21

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND
For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
OPERATIONS
Net investment loss	$(2,809,918)	$(1,458,094)	$(147,214)	$(651,200)
Net realized gain (loss)	8,306,040	9,045,621	(654,682)	1,090,351
Net change in unrealized appreciation (depreciation)	(7,681,606)	(9,678,035)	355,280	(459,233)
Decrease in Net Assets Resulting from Operations	(2,185,484)	(2,090,508)	(446,616)	(20,082)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(4,920,661)	-	-	-
Institutional Shares	(1,381,052)	-	-	-
Net realized gain:
Investor Shares	(2,924,926)	(4,364,804)	-	-
Institutional Shares	(745,452)	(711,759)	-	-
Total Distributions to Shareholders	(9,972,091)	(5,076,563)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	54,152,584	179,258,415	4,035,908	6,762,643
Institutional Shares	21,929,584	32,019,828	1,351,749	1,917,315
Reinvestment of distributions:
Investor Shares	7,323,902	4,103,634	-	-
Institutional Shares	2,070,656	697,874	-	-
Redemption of shares:
2	Investor Shares	(262,661,086)	(180,720,767)	(16,366,659)	(33,691,058)
4	Institutional Shares	(41,219,905)	(39,110,345)	(9,930,825)	(11,200,619)
Decrease in Net Assets from Capital Share Transactions	(218,404,265)	(3,751,361)	(20,909,827)	(36,211,719)
Decrease in Net Assets	(230,561,840)	(10,918,432)	(21,356,443)	(36,231,801)

NET ASSETS
Beginning of Year	540,266,513	551,184,945	58,338,731	94,570,532
End of Year (Including line (a))	$309,704,673	$540,266,513	$36,982,288	$58,338,731

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	4,607,147	14,931,081	425,395	707,386
Institutional Shares	1,857,370	2,665,138	141,546	201,881
Reinvestment of distributions:
Investor Shares	632,155	339,143	-	-
Institutional Shares	178,062	57,485	-	-
Redemption of shares:
Investor Shares	(22,369,660)	(15,141,221)	(1,725,935)	(3,547,941)
Institutional Shares	(3,515,336)	(3,294,393)	(1,037,996)	(1,176,461)
Decrease in Shares	(18,610,262)	(442,767)	(2,196,990)	(3,815,135)

(a)	Accumulated net investment income (loss)	$1,812,581	$568,666	$(726,459)	$11,600

See Notes to Financial Statements.	22

STATEMENTS OF CHANGES IN NET ASSETS

MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
OPERATIONS
Net investment income (loss)	$(112,916)	$(165,807)	$29,784	$24,051
Net realized gain (loss)	1,008,708	(97,522)	182,666	36,848
Net change in unrealized appreciation (depreciation)	428,270	(655,554)	616,417	184,359
Increase (Decrease) in Net Assets Resulting from Operations	1,324,062	(918,883)	828,867	245,258

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(408,334)	-	(64,790)	(2,999)
Institutional Shares	(232,985)	-	(112,159)	(13,465)
Net realized gain:
Investor Shares	-	-	(2,443)	(4,372)
Institutional Shares	-	-	(4,479)	(19,186)
Total Distributions to Shareholders	(641,319)	-	(183,871)	(40,022)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	18,111,490	3,383,187	1,648,014	655,310
Institutional Shares	11,638,473	2,337,123	-	-
Reinvestment of distributions:
Investor Shares	350,356	-	63,078	6,099
Institutional Shares	232,117	-	116,637	32,650
Redemption of shares:
2	Investor Shares	(6,653,202)	(11,526,866)	(976,204)	(365,858)
4	Institutional Shares	(6,122,169)	(1,661,463)	(50,000)	-
Increase (Decrease) in Net Assets from Capital Share Transactions	17,557,065	(7,468,019)	801,525	328,201
Increase (Decrease) in Net Assets	18,239,808	(8,386,902)	1,446,521	533,437

NET ASSETS
Beginning of Year	16,852,977	25,239,879	2,805,205	2,271,768
End of Year (Including line (a))	$35,092,785	$16,852,977	$4,251,726	$2,805,205

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,909,414	376,588	110,998	54,269
Institutional Shares	1,214,395	260,260	-	-
Reinvestment of distributions:
Investor Shares	36,802	-	4,035	560
Institutional Shares	24,255	-	7,434	3,015
Redemption of shares:
Investor Shares	(701,065)	(1,305,387)	(67,497)	(32,806)
Institutional Shares	(642,132)	(190,340)	(3,718)	-
Increase (Decrease) in Shares	1,841,669	(858,879)	51,252	25,038

(a)	Accumulated net investment income (loss)	$527,131	$272,608	$69,147	$45,904

See Notes to Financial Statements.	23

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,
	2014	2013	2012	2011	2010
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$11.91	$12.04	$12.58	$11.75	$10.42
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.09)	(0.04)	— (b)	0.01	(0.01)
Net realized and unrealized gain (loss)	0.09 (c)	0.02 (c)	(0.22)	1.07	1.55
Total from Investment Operations	—	(0.02)	(0.22)	1.08	1.54
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.21)	—	(0.15)	(0.12)	(0.14)
Net realized gain	(0.12)	(0.11)	(0.17)	(0.13)	(0.07)
Total Distributions to Shareholders	(0.33)	(0.11)	(0.32)	(0.25)	(0.21)
NET ASSET VALUE, End of Year	$11.58	$11.91	$12.04	$12.58	$11.75
TOTAL RETURN	0.08%	(0.15)%	(1.68)%	9.39%	14.70%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$253,432	$464,720	$468,130	$378,289	$437,387
Ratios to Average Net Assets:
Net investment income (loss)	(0.76)%	(0.30)%	(0.01)%	0.09%	(0.12)%
Net expense	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expense	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (d)	45%	56%	94%	49%	15%

	For the Years Ended March 31,			April 1, 2010 (e) through
	2014	2013	2012	March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.95	$12.05	$12.59	$11.81
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.06)	(0.02)	0.03	0.05
Net realized and unrealized gain (loss)	0.10 (c)	0.03 (c)	(0.23)	1.01
Total from Investment Operations	0.04	0.01	(0.20)	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.25)	—	(0.17)	(0.15)
Net realized gain	(0.12)	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	(0.37)	(0.11)	(0.34)		(0.28)
NET ASSET VALUE, End of Period	$11.62	$11.95	$12.05	$12.59
TOTAL RETURN	0.38%	0.10%	(1.49)%	9.21	%(f)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$56,273	$75,547	$83,055	$94,878
Ratios to Average Net Assets:
Net investment income (loss)	(0.52)%	(0.15)%	0.26%	0.35	%(g)
Net expense	1.05%	1.05%	1.05%	1.05	%(g)
Gross expense	1.05%	1.05%	1.05%	1.05	%(g)
PORTFOLIO TURNOVER RATE (d)	45%	56%	94%	49	%(f)

(a)			Calculated based on average shares outstanding during each period.
(b)			Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)			The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)			Commencement of operations.
(f)			Not annualized.
(g)			Annualized.

See Notes to Financial Statements.	24

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,
MERK ASIAN CURRENCY FUND	2014	2013	2012	2011	2010
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$9.53	$9.52	$9.74	$9.63	$9.53
INVESTMENT OPERATIONS
Net investment loss (a)	(0.04)	(0.10)	(0.11)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	(0.06)	0.11	(0.01)	0.37	0.24
Total from Investment Operations	(0.10)	0.01	(0.12)	0.26	0.14
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.10)	(0.15)	(0.04)
Net realized gain	—	—	—	— (b)	— (b)
Total Distributions to Shareholders	—	—	(0.10)	(0.15)	(0.04)
NET ASSET VALUE, End of Year	$9.43	$9.53	$9.52	$9.74	$9.63
TOTAL RETURN	(1.05)%	0.11%	(1.28)%	2.74%	1.51%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$24,982	$37,655	$64,667	$82,711	$74,473
Ratios to Average Net Assets:
Net investment loss	(0.41)%	(1.00)%	(1.18)%	(1.12)%	(1.03)%
Net expense	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expense	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (c)	0%	0%	0%	0%	0%

	For the Years Ended March 31,			April 1, 2010 (d) through
INSTITUTIONAL SHARES	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.57	$9.54	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.06)	0.10	(0.01)	0.37
Total from Investment Operations	(0.08)	0.03	(0.10)	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.10)	(0.18)
Net realized gain	—	—	—	—	(b)
Total Distributions to Shareholders	—	—	(0.10)	(0.18)
NET ASSET VALUE, End of Period	$9.49	$9.57	$9.54	$9.74
TOTAL RETURN	(0.84)%	0.31%	(1.01)%	3.00	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$12,000	$20,684	$29,904	$22,835
Ratios to Average Net Assets:
Net investment loss	(0.16)%	(0.75)%	(0.94)%	(0.86	)%(f)
Net expense	1.05%	1.05%	1.05%	1.05	%(f)
Gross expense	1.05%	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE(c)	0%	0%	0%	0	%(e)

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Commencement of operations.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK ABSOLUTE RETURN CURRENCY FUND	For the Year Ended March 31,				September 9, 2009 (a) through
INVESTOR SHARES	2014	2013	2012	2011	March 31, 2010
NET ASSET VALUE, Beginning of Period	$9.18	$9.37	$10.27	$9.77	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)	(0.09)	(0.11)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.57	(0.10)	(0.66)	0.75	(0.17)
Total from Investment Operations	0.52	(0.19)	(0.77)	0.64	(0.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)	—	(0.13)	(0.14)	—
Net realized gain	—	—	—	— (c)	—
Total Distributions to Shareholders	(0.17)	—	(0.13)	(0.14)	—
NET ASSET VALUE, End of Period	$9.53	$9.18	$9.37	$10.27	$9.77
TOTAL RETURN	5.68%	(2.03)%	(7.57)%	6.52%	(2.30	)%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$23,016	$10,733	$19,662	$24,568	$22,543
Ratios to Average Net Assets:
Net investment loss	(0.53)%	(0.98)%	(1.18)%	(1.11)%	(1.16	)%(f)
Net expense	1.30%	1.30%	1.30%	1.30%	1.30	%(f)
Gross expense	1.30%	1.30%	1.30%	1.30%	1.30	%(f)
PORTFOLIO TURNOVER RATE (d)	0%	0%	0%	0%	0	%(e)

For the Year Ended March 31,				April 1, 2010 (a) through
INSTITUTIONAL SHARES	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.22	$9.39	$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.58	(0.11)	(0.67)	0.71
Total from Investment Operations	0.55	(0.17)	(0.76)	0.62
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.19)	—	(0.13)	(0.16)
Net realized gain	—	—	—	—	(c)
Total Distributions to Shareholders	(0.19)	—	(0.13)	(0.16)
NET ASSET VALUE, End of Period	$9.58	$9.22	$9.39	$10.28
TOTAL RETURN	5.94%	(1.81)%	(7.41)%	6.33	%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$12,077	$6,120	$5,578	$4,813
Ratios to Average Net Assets:
Net investment loss	(0.28)%	(0.67)%	(0.94)%	(0.86	)%(f)
Net expense	1.05%	1.05%	1.05%	1.05	%(f)
Gross expense	1.05%	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE (d)	0%	0%	0%	0	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.	26

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31,		September 12, 2011 (a) through
MERK CURRENCY ENHANCED U.S. EQUITY FUND	2014	2013	March 31, 2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.96	$11.89	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.12	0.10	0.07
Net realized and unrealized gain	3.54	1.18	2.00
Total from Investment Operations	3.66	1.28	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.71)	(0.08)	(0.07)
Net realized gain	(0.03)	(0.13)	(0.11)
Total Distributions to Shareholders	(0.74)	(0.21)	(0.18)
NET ASSET VALUE, End of Period	$15.88	$12.96	$11.89
TOTAL RETURN	28.40%	11.09%	20.99	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,737	$802	$474
Ratios to Average Net Assets:(d)
Net investment income (e)	0.80%	0.88%	1.26	%(f)
Net expense	1.30%	1.30%	1.30	%(f)
Gross expense	1.30%	1.30%	1.30	%(f)
PORTFOLIO TURNOVER RATE	17%	20%	0	%(c)

	For the Year Ended March 31,		September 12, 2011 (a) through
INSTITUTIONAL SHARES	2014	2013	March 31, 2012
NET ASSET VALUE, Beginning of Period	$13.01	$11.91	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.13	0.13	0.09
Net realized and unrealized gain	3.58	1.19	2.00
Total from Investment Operations	3.71	1.32	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.74)	(0.09)	(0.07)
Net realized gain	(0.03)	(0.13)	(0.11)
Total Distributions to Shareholders	(0.77)	(0.22)	(0.18)
NET ASSET VALUE, End of Period	$15.95	$13.01	$11.91
TOTAL RETURN	28.67%	11.42%	21.28	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,515	$2,003	$1,798
Ratios to Average Net Assets:(d)
Net investment income (e)	0.91%	1.14%	1.58	%(f)
Net expense	1.05%	1.05%	1.05	%(f)
Gross expense	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE	17%	20%	0	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)
The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.	27

NOTES TO FINANCIAL STATEMENTS	MARCH 31, 2014

Note 1. Organization

The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.  The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.  The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.  The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

28

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of March 31, 2014, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

29

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets.  Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund’s Investor Shares for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2014, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$59,807,960	$124,122,741
Merk Asian Currency Fund	$-	$-
Merk Absolute Return Currency Fund	$2,459,822	$-
Merk Currency Enhanced U.S. Equity Fund	$1,224,527	$540,725

Note 5. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2014 for any derivative type that was held during the year is as follows:

	Merk Hard Currency	Merk Asian Currency	Merk Absolute Return Currency	Merk Currency Enhanced U.S. Equity
Forward Currency Contracts	$1,625,068,894	$332,991,302	$8,182,862,394	$1,077,083,632
Futures	22,148,248	-	-	438,820

Each Fund’s use of derivatives during the year ended March 31, 2014, was limited to futures and forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2014:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$283,123	$-

Liability derivatives:
Payable – variation margin	$-	$(26,250)

Merk Asian Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$160,224

Liability derivatives:
Unrealized loss on forward currency contracts	$(34,330)

30

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$2,169,331

Liability derivatives:
Unrealized loss on forward currency contracts	$(2,011,661)

Merk Currency Enhanced U.S. Equity Fund
Location:	Currency Contracts	Commodity Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$262,274	$-
Receivable – variation margin	-	670
Total asset derivatives	$262,944	$670

Liability derivatives:
Unrealized loss on forward currency contracts	$(254,556)	$-
Total liability derivatives	$(254,556)	$-

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2014, by each Fund are recorded in the following locations on the Statement of Operations:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$(446,822)
Foreign currency transactions	4,423,993	-

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$(106,200)
Foreign currency translations	828,466	-

Merk Asian Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(112,420)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$237,345

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$1,284,010

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$437,357

Merk Currency Enhanced U.S. Equity Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$15,415
Foreign currency transactions	160,754	-
Total net realized gain (loss)	$160,754	$15,415

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$917
Foreign currency translations	54,866	-
Total net change in unrealized appreciation (depreciation)	$54,866	$917

31

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives*	$283,123	$(283,123)	$-	$-
Liabilities:
Over-the-counter derivatives*	(26,250)	-	26,250	-
Merk Asian Currency Fund
Assets:
Over-the-counter derivatives*	$160,224	$(160,224)	$-	$-
Liabilities:
Over-the-counter derivatives*	(34,330)	34,330	-	-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$2,169,331	$(2,169,331)	$-	$-
Liabilities:
Over-the-counter derivatives*	(2,011,661)	2,011,661	-	-
Merk Currency Enhanced U.S. Equity Fund
Assets:
Over-the-counter derivatives*	$262,944	$(262,274)	$(670)	$-
Liabilities:
Over-the-counter derivatives*	(254,556)	254,556	-	-

*
Over-the-counter derivatives may consist of forward currency contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 6. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2014	$6,301,780	$3,670,311	$9,972,091
2013	-	5,076,563	5,076,563
Merk Absolute Return Currency Fund
2014	641,319	-	641,319
Merk Currency Enhanced U.S. Equity Fund
2014	177,852	6,019	183,871
2013	25,887	14,135	40,022

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Merk Hard Currency Fund	$2,095,616	$-	$(2,131,450)	$(6,144,081)	$(6,179,915)
Merk Asian Currency Fund	-	-	(617,045)	94,235	(522,810)
Merk Absolute Return Currency Fund	743,263	-	(50)	(305,500)	437,713
Merk Currency Enhanced U.S. Equity Fund	86,794	14,737	-	1,054,661	1,156,192

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

For tax purposes, the current deferred late year ordinary loss was 617,045 (realized during the period January 1, 2014 through March 31, 2014) for Merk Asian Currency Fund. This loss was recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2014.

As of March 31, 2014, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

32

	Short Term	Long Term
Merk Hard Currency Fund	$285,762	$1,845,688
Merk Absolute Return Currency Fund	50	-

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2014. The following reclassifications were the result of currency gain/loss reclassification, grantor trust adjustments and net operating losses and have no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Merk Hard Currency Fund	$10,355,546	$(10,355,546)	$-
Merk Asian Currency Fund	(590,845)	654,705	(63,860)
Merk Absolute Return Currency Fund	1,008,758	(1,008,758)	-
Merk Currency Enhanced U.S. Equity Fund	170,408	(170,408)	-

Note 7. Underlying Investments in Other Investment Companies

The Merk Hard Currency Fund currently invests a portion of its assets in SPDR Gold Trust.  The Merk Currency Enhanced U. S. Equity Fund currently invests a portion of its assets in SPDR S&P 500 ETF Trust.  The Merk Hard Currency Fund and Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Merk Hard Currency Fund and Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the SPDR Gold Trust and SPDR S&P 500 ETF Trust, respectively.  The financial statements of the SPDR Gold Trust and SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the SPDR ETF Trust’s website www.spdrs.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Hard Currency and Merk Currency Enhanced U.S. Equity Fund’s financial statements.  As of March 31, 2014 the percentage of the Merk Hard Currency Fund’s net assets invested in the SPDR Gold Trust was 13.4% and Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 93.3%.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

33

REPORT OF INDEPENDENT REGISTERED	MARCH 31, 2014
PUBLIC ACCOUNTING FIRM

To the Shareholders of Merk Hard Currency Fund,
Merk Asian Currency Fund, Merk Absolute Return Currency Fund
and Merk Currency Enhanced U.S. Equity Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund as of March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

                    BBD, LLP

Philadelphia, Pennsylvania
May 30, 2014

34

ADDITIONAL INFORMATION (UNAUDITED)	MARCH 31, 2014

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013, through March 31, 2014.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid	Annualized
	October 1, 2013	March 31, 2014	During Period*	Expense Ratio*
Merk Hard Currency
Investor Shares
Actual	$1,000.00	$1,005.04	$6.50	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,005.53	$5.25	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%
Merk Asian Currency
Investor Shares
Actual	$1,000.00	$994.72	$6.47	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$995.80	$5.22	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%
Merk Absolute Return Currency
Investor Shares
Actual	$1,000.00	$1,024.48	$6.56	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,024.97	$5.30	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%
Merk Currency Enhanced U.S. Equity
Investor Shares
Actual	$1,000.00	$1,148.39	$6.96	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,149.68	$5.63	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

35

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Absolute Return Currency Fund designates 0.21% of its income distributions as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and the Merk Currency Enhanced U.S. Equity Fund designates 0.01% of its income distributions as QII and 0.51% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	24	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

36

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
960 San Antonio Road, #201
Palo Alto, CA 94303
www.merkfunds.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0314

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS MARCH 31, 2014

A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	15

IMPORTANT INFORMATION

The views in this report were those of the Payson Total Return Fund’s (the “Fund”) adviser, H.M. Payson & Co. as of March 31, 2014, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risk and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, exchange-traded risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

The Fund’s benchmark, the S&P 500® Index, is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

Dear Payson Total Return Fund Shareholder,

The Payson Total Return Fund (the “Fund”) provided a total return of 19.62% for the fiscal year ended March 31, 2014, underperforming by 2.24% the S&P 500 Index (the “Index”), which had a total return of 21.86%. From a longer-term perspective, the Fund generated a 3-year annualized return of 11.81% as compared to the S&P 500 of 14.66%. On a 5-year basis, the Fund posted annualized results of 21.25%, outperforming the S&P 500 Index with a five year annualized return over the same time period of 21.16%

For a longer-term perspective, the Fund’s ten-year average annual total return for the period ended March 31, 2014, was 6.40%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual gross operating expense ratio is 1.07%. For the most recent month end performance, please call (800) 805-8258. Total returns include reinvestment of dividend and capital gains. For some of the periods reported, some of the Fund’s fees were waived or expenses reimbursed, otherwise total return would have been lower.

Stock prices rose consistently throughout the fiscal year as confidence in the growth of the US economy and corporate earnings continued to grow. Further, the Federal Reserve (“Fed”) remained in an accommodative posture keeping short term interest rates low while maintaining its Quantitative Easing program, purchasing longer term fixed income instruments in an effort to keep long term rates low as well. This easy money policy has helped stimulate the economy as evidenced by the pickup in the demand for housing and auto sales. In addition, the Fed’s policy, as stated by its Chairman, is designed, among other things, to inflate asset prices including stock valuations.  As a result of this stimulus, stock prices in many of the more cyclical sectors and industries enjoyed the strongest appreciation in 2013 while the more stable sectors lagged the overall Index.

These trends both contributed to the Fund’s result during the fiscal year and led to its underperformance. As stock prices have climbed over the past several years from the lows set in 2009, the Fund has been increasingly wary of the rising valuations of stock prices in the absence of significant overall earnings growth. In particular, this past fiscal year saw lower quality and smaller capitalized companies far outperform larger capitalized companies and companies that generally have had higher and more stable margins. Given our concerns about valuations, the Fund has been increasingly invested in less cyclical companies. We strongly believe these companies are likely to maintain margins and comparatively high cash flows in the current slow-growth economic environment. Importantly, we are also mindful of the overall valuations of the stocks held in the Fund, desiring to maintain comparatively low equity valuations relative to the Index

More specifically, the Fund on average was overweight technology, industrial, energy, and consumer discretionary stocks this past fiscal year while underweighting consumer staples, health care, telecommunications, utilities, and financial services stocks. Our choice to overweight technology and industrial stocks contributed positively to overall performance while our choice to overweight energy and consumer discretionary detracted from relative returns.

The best performing stocks for the fiscal year in the Fund portfolio included Harris Corp. (+62.15%), John Wiley & Sons Cl A (+58.80%), Spirit Aerosystems Holdings Cl A (+56.12+), and General Dynamics Corp

1

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2014

(+51.00%). The worst performing stocks for the fiscal year in the Fund portfolio included Weightwatchers Int’l Inc. (-50.80%), Alpha Natural Resources Inc. (-35.69%), Peabody Energy Corp. (-21.29%), and Iron Mountain Inc. (-14.02%). Returns shown are the full year total return if the stock was held for the full year in the Fund portfolio, or if the stock was held for less than the full year then the total return from the stock while held in the Fund’s portfolio is shown above.

We continue to believe the portfolio is well positioned to perform relatively well in the current slow growth environment. Investors have recently begun to question the excessive valuations of smaller capitalized companies and of those companies whose valuations suggested much higher growth than the companies are likely to deliver. In the final quarter of the fiscal year (the first quarter of 2014) smaller capitalized companies have generally declined while larger capitalized companies have maintained their valuations if not increased in value. We are encouraged by these trends noting that recent returns have been higher than the S&P 500 Index returns.

As always, we thank you for your continued investment in the Payson Total Return Fund and confidence in H.M. Payson & Co.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

2

PAYSON TOTAL RETURN FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2014	One Year	Five Years	Ten Years
Payson Total Return Fund	19.62%	21.25%	6.40%
S&P 500 Index	21.86%	21.16%	7.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.07%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

Shares	Security Description	Value

Common Stock - 95.7%
Communications - 7.5%
32,523	DIRECTV (a)	$2,485,408
15,080	Verizon Communications, Inc.	717,355
57,858	Vodafone Group PLC, ADR	2,129,753
		5,332,516
Consumer Discretionary - 7.7%
33,485	Coach, Inc.	1,662,865
30,048	Kohl's Corp.	1,706,726
21,700	McDonald's Corp.	2,127,251
		5,496,842
Consumer Staples - 5.8%
22,420	PepsiCo, Inc.	1,872,070
29,700	Wal-Mart Stores, Inc.	2,269,971
		4,142,041
Energy - 8.9%
29,674	BP PLC, ADR	1,427,319
34,000	ConocoPhillips	2,391,900
37,380	Devon Energy Corp.	2,501,844
		6,321,063
Financial - 15.6%
32,600	Aflac, Inc.	2,055,104
45,577	American International Group, Inc.	2,279,306
121,440	Bank of America Corp.	2,088,768
17,156	Berkshire Hathaway, Inc., Class B (a)	2,143,985
16,350	MasterCard, Inc., Class A	1,221,345
5,925	Visa, Inc., Class A	1,278,971
		11,067,479
Health Care - 15.5%
44,079	Abbott Laboratories	1,697,482
17,428	Baxter International, Inc.	1,282,352
24,500	Express Scripts Holding Co. (a)	1,839,705
13,223	Johnson & Johnson	1,298,895
36,195	Merck & Co., Inc.	2,054,790
24,391	Sanofi, ADR	1,275,162
28,952	Teva Pharmaceutical Industries, Ltd., ADR	1,529,824
		10,978,210
Industrials - 12.2%
9,300	Danaher Corp.	697,500
17,565	General Dynamics Corp.	1,913,180
42,000	General Electric Co.	1,087,380
42,526	Joy Global, Inc.	2,466,508
6,060	Parker Hannifin Corp.	725,443
15,335	United Technologies Corp.	1,791,741
		8,681,752
Technology - 22.5%
5,868	Apple, Inc.	3,149,590
33,707	Cisco Systems, Inc.	755,374
25,500	Harris Corp.	1,865,580
11,830	IBM	2,277,157
100,066	Intel Corp.	2,582,703
63,300	Microsoft Corp.	2,594,667
34,900	QUALCOMM, Inc.	2,752,214
		15,977,285
Total Common Stock (Cost $55,004,671)	67,997,188

Investment Companies - 3.0%
52,000	Vanguard FTSE Emerging Markets ETF (Cost $2,099,066)	2,110,160

Total Investments - 98.7% (Cost $57,103,737)*	$70,107,348
Other Assets & Liabilities, Net – 1.3%	927,883
Net Assets – 100.0%	$71,035,231

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $57,148,718 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,177,031
Gross Unrealized Depreciation	(1,218,401)
Net Unrealized Appreciation	$12,958,630

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$70,107,348
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$70,107,348

The Level 1 value displayed in this table is Common Stock and Investment Companies. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2014.

APORTFOLIO HOLDINGS
% of Total Investments
Communications	7.6%
Consumer Discretionary	7.8%
Consumer Staples	5.9%
Energy	9.0%
Financial	15.8%
Health Care	15.7%
Industrials	12.4%
Technology	22.8%
Investment Companies	3.0%
100.0%

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2014

	ASSETS
	Total investments, at value (Cost $57,103,737)	$70,107,348
	Cash	1,718,628
	Receivables:
	Fund shares sold	5,566
	Dividends and interest	56,816
	Prepaid expenses	9,995
	Total Assets	71,898,353

	LIABILITIES
	Payables:
	Fund shares redeemed	89,010
	Distributions payable	698,469
	Accrued Liabilities:
Adviser	Investment adviser fees	35,943
	Trustees’ fees and expenses	43
	Fund services fees	14,738
	Other expenses	24,919
	Total Liabilities	863,122

	NET ASSETS	$71,035,231

	COMPONENTS OF NET ASSETS
	Paid-in capital	$55,173,646
	Undistributed net investment income	265
	Accumulated net realized gain	2,857,709
	Net unrealized appreciation	13,003,611
	NET ASSETS	$71,035,231
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,668,318
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.22

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $15,503)	$2,525,918
Interest income	1,479
Total Investment Income	2,527,397
Adviser
EXPENSES
Investment adviser fees	394,310
Fund services fees	176,783
Custodian fees	6,729
Registration fees	20,082
Professional fees	35,283
Trustees' fees and expenses	2,372
Miscellaneous expenses	27,567
Total Expenses	663,126
NET INVESTMENT INCOME	1,864,271

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	3,563,307
Net change in unrealized appreciation on investments	6,403,979
NET REALIZED AND UNREALIZED GAIN	9,967,286
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,831,557

See Notes to Financial Statements.	7

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2014	2013
OPERATIONS
Net investment income	$1,864,271	$829,299
Net realized gain	3,563,307	5,410,208
Net change in unrealized appreciation (depreciation)	6,403,979	(3,217,704)
Increase in Net Assets Resulting from Operations	11,831,557	3,021,803

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,864,230)	(830,782)
Net realized gain	(3,943,265)	(4,237,270)
Total Distributions to Shareholders	(5,807,495)	(5,068,052)

CAPITAL SHARE TRANSACTIONS
Sale of shares	7,039,247	10,602,365
Reinvestment of distributions	4,677,577	4,524,590
Redemption of shares	(8,557,925)	(5,971,274)
Increase in Net Assets from Capital Share Transactions	3,158,899	9,155,681
Increase in Net Assets	9,182,961	7,109,432

NET ASSETS
Beginning of Year	61,852,270	54,742,838
End of Year (Including line (a))	$71,035,231	$61,852,270

SHARE TRANSACTIONS
Sale of shares	476,422	764,225
Reinvestment of distributions	319,630	340,924
Redemption of shares	(581,439)	(434,000)
Increase in Shares	214,613	671,149

(a) Undistributed net investment income	$265	$224

See Notes to Financial Statements.	8

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning of Year	$13.89	$14.47	$14.00	$12.48	$7.59
INVESTMENT OPERATIONS
Net investment income (a)	0.42	0.20	0.20	0.13	0.09
Net realized and unrealized gain	2.23	0.45	1.25	1.52	4.87
Total from Investment Operations	2.65	0.65	1.45	1.65	4.96
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.41)	(0.20)	(0.19)	(0.13)	(0.07)
Net realized gain	(0.91)	(1.03)	(0.79)	—	—
Total Distributions to Shareholders	(1.32)	(1.23)	(0.98)	(0.13)	(0.07)
NET ASSET VALUE, End of Year	$15.22	$13.89	$14.47	$14.00	$12.48
TOTAL RETURN	19.62%	4.94%	11.35%	13.33%	65.44%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$71,035	$61,852	$54,743	$46,985	$37,608
Ratios to Average Net Assets:
Net investment income	2.84%	1.47%	1.45%	1.08%	0.83%
Net expense	1.01%	1.07%	1.15%	1.28%	1.59%
Gross expense	1.01%	1.07%	1.15%	1.29	%(b)	1.61	%(b)
PORTFOLIO TURNOVER RATE	47%	103%	101%	72%	79%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

10

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

11

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2014, were $30,404,536 and $32,303,274, respectively.

12

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2014

Note 5. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

2014	2013
Ordinary Income	$2,225,195	$1,614,931
Long-Term Capital Gain	2,986,532	3,533,775
	$5,211,727	$5,148,706

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,723,993
Undistributed Long-Term Gain	1,877,431
Net Unrealized Appreciation	12,958,630
Other Temporary Differences	(698,469)
Total	$15,861,585

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the treatment of short-term gains and the treatment of distributions payable.

Note 6. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Payson Total Return Fund and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2014

14

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013, through March 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

15

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2013	March 31, 2014	Period*	Ratio*
Actual	$1,000.00	$1,127.97	$5.31	1.00%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 45.50% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 70.63% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.04% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 43.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	24	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	0
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

16

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Anti-Money Laundering Compliance Officer, Secretary	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

230-ANR-0314

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $195,800 in 2013 and $223,800 in 2014.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2013 and $0 in 2014.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $38,000 in 2013 and $44,000 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2013 and $0 in 2014. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	May 30, 2014

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	May 30, 2014